DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on,
the Final Prospectus Supplement dated September   , 2005 and accompanying
Prospectus dated September 2, 2005 (together, the "Prospectus") relating to the
Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Preliminary Prospectus Supplement dated September 2, 2005 relating to the Commercial Mortgage Pass - Through
Certificates Series 2005-PWR9 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix B
"Certain Characteristics of the Mortgage Loans and Mortgaged Properties" and
Appendix C "Certain Characteristics of the Multifamily and Manufactured Housing
Community Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Final Prospectus.
NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION
OF AN OFFER TO BUY ANY CERTIFICATES.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2005-PWR9
APPENDIX B - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES



                                                                                      % OF
            CMSA         CMSA                                                       INITIAL POOL  LOAN GROUP
   ID     LOAN NO.   PROPERTY NO.  PROPERTY NAME (1)                                  BALANCE    (ONE OR TWO)
---------------------------------------------------------------------------------------------------------------

   1         1          1-001      Trilogy Apartments                                  6.4%           1
   2         2          2-001      DRA - Ahwatukee Foothill Towne Center               5.1%           1
   3         3          3-001      Boston Design Center                                3.3%           1
   4         4          4-001      Riverside on the James                              2.6%           1
   5         5          5-001      Marriott Tysons Corner                              2.3%           1
---------------------------------------------------------------------------------------------------------------
   6         6          6-001      Lahaina Cannery Mall                                2.2%           1
   7         7          7-001      Sterling Glen of Rye Brook                          2.2%           1
   8         8          8-001      Marketplace at Seminole                             2.0%           1
   9         9          9-001      The Dome                                            1.9%           1
   10        10         10-001     East Gate Square (Phase I)                          1.9%           1
---------------------------------------------------------------------------------------------------------------
   11        11         11-001     Harbor Shops                                        1.9%           1
   12        12         12-001     Cranston Parkade                                    1.7%           1
   13        13         13-001     2 & 4 Gannett Drive                                 1.4%           1
   14        14         14-001     Rochester Kahler Grand                              1.4%           1
   15        15         15-001     Cathedral Place                                     1.4%           1
---------------------------------------------------------------------------------------------------------------
   16        16         16-001     Holiday Inn - Norman                                0.4%           1
   17        17         17-001     Holiday Inn - McAlester                             0.3%           1
   18        18         18-001     Holiday Inn Express - Durant                        0.2%           1
   19        19         19-001     Hampton Inn - Sherman                               0.2%           1
   20        20         20-001     Comfort Suites                                      0.1%           1
---------------------------------------------------------------------------------------------------------------
   21        21         21-001     Best Western - Atoka                                0.1%           1
   22        22                    Storage Bin Portfolio                               1.3%           1
  22-a                  22-001     Washington Township Self Storage                    0.4%           1
  22-b                  22-002     Route 452 Self Storage                              0.3%           1
  22-c                  22-003     Mullica Hill Self Storage                           0.2%           1
---------------------------------------------------------------------------------------------------------------
  22-d                  22-004     Smithville Self Storage                             0.2%           1
  22-e                  22-005     Akron Self Storage                                  0.2%           1
   23        23         23-001     Riverfront Plaza                                    1.3%           1
   24        24         24-001     Ontario Airport Marriott                            1.2%           1
   25        25         25-001     93 Worth/335 Broadway                               1.2%           1
---------------------------------------------------------------------------------------------------------------
   26        26         26-001     Rowland Heights Shopping Center                     1.2%           1
   27        27         27-001     Crossroads Shopping Center                          1.1%           1
   28        28         28-001     Monte del Lago MHC                                  1.0%           1
   29        29         29-001     257 Tower                                           1.0%           1
   30        30         30-001     Purple Creek Plaza - Jackson Retail Portfolio       0.4%           1
---------------------------------------------------------------------------------------------------------------
   31        31         31-001     North Regency Square - Jackson Retail Portfolio     0.4%           1
   32        32         32-001     Centre Park - Jackson Retail Portfolio              0.2%           1
   33        33         33-001     Rittenhouse Apartments                              1.0%           2
   34        34         34-001     Tri-City Plaza                                      0.9%           1
   35        35         35-001     Colony Club Apartments                              0.9%           2
---------------------------------------------------------------------------------------------------------------
   36        36         36-001     Stuart Centre                                       0.9%           1
   37        37         37-001     Village at Newtown                                  0.9%           1
   38        38         38-001     Peninsular Place Apartments                         0.8%           2
   39        39         39-001     Marriott Park City                                  0.8%           1
   40        40         40-001     Arrowhead Apartments                                0.8%           2
---------------------------------------------------------------------------------------------------------------
   41        41         41-001     Roosevelt Plaza                                     0.8%           1
   42        42         42-001     Lakeside II                                         0.8%           1
   43        43         43-001     Baker Waterfront Plaza                              0.7%           1
   44        44         44-001     Shoppes on the Green                                0.7%           1
   45        45         45-001     Lumberton Apartments                                0.7%           2
---------------------------------------------------------------------------------------------------------------
   46        46         46-001     Westshore Corporate Center                          0.7%           1
   47        47         47-001     Marina View Building                                0.7%           1
   48        48         48-001     Old Colony Square                                   0.7%           1
   49        49         49-001     Sterling Oaks Apartments                            0.7%           1
   50        50         50-001     Bayview Club Apartments                             0.6%           2
---------------------------------------------------------------------------------------------------------------
   51        51         51-001     Marnell Corporate Center III & VI                   0.6%           1
   52        52         52-001     Comfort Inn Tysons Corner                           0.6%           1
   53        53         53-001     200 Glen Cove Road                                  0.6%           1
   54        54         54-001     South Kendall Square                                0.6%           1
   55        55         55-001     The Villas of Spanish Oaks MHC                      0.6%           1
---------------------------------------------------------------------------------------------------------------
   56        56         56-001     6832 & 6858 Old Dominion Drive                      0.6%           1
   57        57         57-001     Gloucester Town Center                              0.6%           1
   58        58         58-001     Tamal Market Place Shopping Center                  0.6%           1
   59        59         59-001     Summerhill Marketplace                              0.5%           1
   60        60         60-001     Colonial Apartments                                 0.5%           2
---------------------------------------------------------------------------------------------------------------
   61        61         61-001     AAR Corporation Building                            0.5%           1
   62        62         62-001     Heritage Heights MHC                                0.5%           1
   63        63         63-001     New Forest Crossing Shopping Center                 0.5%           1
   64        64         64-001     Poinciana Place                                     0.5%           1
   65        65         65-001     Townview Square                                     0.5%           1
---------------------------------------------------------------------------------------------------------------
   66        66         66-001     Camelback Center Shops                              0.5%           1
   67        67                    Wright Executive Center                             0.5%           1
  67-a                  67-001     2875 Presidential Drive                             0.2%           1
  67-b                  67-002     2940 Presidential Drive                             0.2%           1
   68        68         68-001     Mapleton Square                                     0.5%           2
---------------------------------------------------------------------------------------------------------------
   69        69                    Embassy Theater/Retail/Silverado                    0.5%           1
  69-a                  69-001     Embassy Theater                                     0.3%           1
  69-b                  69-002     Embassy Oaks Retail Center                          0.1%           1
  69-c                  69-003     Silverado Station Phase III                         0.1%           1
   70        70         70-001     La Vie Apartments                                   0.5%           2
---------------------------------------------------------------------------------------------------------------
   71        71         71-001     5330 Stop 11 Road MOB                               0.4%           1
   72        72         72-001     Village at Seco Canyon                              0.4%           1
   73        73         73-001     Hampton Inn & Suites - Leesburg                     0.4%           1
   74        74         74-001     Linens 'n Things                                    0.4%           1
   75        75                    7-Eleven Land Loan                                  0.4%           1
---------------------------------------------------------------------------------------------------------------
  75-a                  75-001     33800 23 Mile Road                                  0.0%           1
  75-b                  75-002     3100 West Highland                                  0.0%           1
  75-c                  75-003     49060 Dequindre                                     0.0%           1
  75-d                  75-004     35931 26 Mile Road                                  0.0%           1
  75-e                  75-005     15159 22 Mile Road                                  0.0%           1
---------------------------------------------------------------------------------------------------------------
  75-f                  75-006     29351 Northline Road                                0.0%           1
  75-g                  75-007     27010 Dequindre                                     0.0%           1
  75-h                  75-008     16570 24 Mile Road                                  0.0%           1
  75-i                  75-009     25005 Groesbeck                                     0.0%           1
  75-j                  75-010     35872 Utica                                         0.0%           1
---------------------------------------------------------------------------------------------------------------
  75-k                  75-011     39390 Ecorse                                        0.0%           1
   76        76         76-001     300 Stillwater Avenue                               0.4%           1
   77        77         77-001     Lakeside Townhomes                                  0.4%           2
   78        78         78-001     4481 Campus Drive                                   0.4%           1
   79        79         79-001     Clarkston Oaks Shopping Center                      0.4%           1
---------------------------------------------------------------------------------------------------------------
   80        80         80-001     Shopwell Plaza                                      0.4%           1
   81        81         81-001     Fullerton Townhouse Apartments                      0.4%           2
   82        82         82-001     Hampton Inn - VA Beach                              0.4%           1
   83        83                    Center City III Portfolio                           0.4%           2
  83-a                  83-001     2310 - 2312 Delancey Street (Parcel C)              0.1%           2
---------------------------------------------------------------------------------------------------------------
  83-b                  83-002     2025 - 2027 Walnut Street (Parcel J)                0.1%           2
  83-c                  83-003     2051 Walnut Street (Parcel E)                       0.1%           2
  83-d                  83-004     1010 - 1012 Clinton Street (Parcel H)               0.0%           2
  83-e                  83-005     2209 Walnut Street (Parcel D)                       0.0%           2
  83-f                  83-006     703 Walnut Street (Parcel A)                        0.0%           2
---------------------------------------------------------------------------------------------------------------
  83-g                  83-007     1734 Spruce Street (Parcel I)                       0.0%           2
  83-h                  83-008     420 South 15th Street (Parcel G)                    0.0%           2
  83-i                  83-009     1535 Pine Street (Parcel B)                         0.0%           2
  83-j                  83-010     330 South 17th Street (Parcel F)                    0.0%           2
   84        84         84-001     Burlington Coat Factory                             0.3%           1
---------------------------------------------------------------------------------------------------------------
   85        85         85-001     Pennsburg Square Shopping Center                    0.3%           1
   86        86         86-001     Post & Coach                                        0.3%           2
   87        87                    Advanced Accessory Systems                          0.3%           1
  87-a                  87-001     Advanced Accessory Systems - Port Huron, MI II      0.1%           1
  87-b                  87-002     Advanced Accessory Systems - Port Huron, MI I       0.1%           1
---------------------------------------------------------------------------------------------------------------
  87-c                  87-003     Advanced Accessory Systems - Shelby Township, MI    0.1%           1
   88        88         88-001     Liberties Lofts Apartments                          0.3%           2
   89        89         89-001     Village at South County Commons                     0.3%           1
   90        90         90-001     Pohlig Box Factory                                  0.3%           2
   91        91         91-001     70 Grand Avenue                                     0.3%           1
---------------------------------------------------------------------------------------------------------------
   92        92         92-001     Boca Industrial                                     0.3%           1
   93        93         93-001     Parkridge Medical Building                          0.3%           1
   94        94         94-001     Somerset Village                                    0.3%           1
   95        95         95-001     22801 Ventura                                       0.3%           1
   96        96         96-001     Courtyard Office Building                           0.3%           1
---------------------------------------------------------------------------------------------------------------
   97        97         97-001     Borders Cost Plus                                   0.3%           1
   98        98         98-001     Northstone Apartments                               0.3%           2
   99        99         99-001     Edgewater Commons                                   0.3%           1
  100       100        100-001     Honesdale Mall                                      0.3%           1
  101       101        101-001     Shrewsbury Business Center                          0.3%           1
---------------------------------------------------------------------------------------------------------------
  102       102        102-001     Gateway Plaza                                       0.3%           1
  103       103        103-001     Village Green                                       0.3%           2
  104       104        104-001     Reifschneider Portfolio                             0.3%           1
  105       105        105-001     Storage USA-Brentwood                               0.3%           1
  106       106        106-001     Commerce Office Park                                0.3%           1
---------------------------------------------------------------------------------------------------------------
  107       107        107-001     South Brook Town Center                             0.3%           1
  108       108        108-001     Resurgens - Kennesaw Medical Office Building        0.3%           1
  109       109        109-001     Arizona Pavilions Shopping Center                   0.3%           1
  110       110        110-001     Northgate Hills Shopping Center                     0.2%           1
  111       111        111-001     Arboretum Crossing                                  0.2%           1
---------------------------------------------------------------------------------------------------------------
  112       112        112-001     Rivergate Square                                    0.2%           1
  113       113        113-001     Paseo del Norte Warehouse                           0.2%           1
  114       114        114-001     Boca Park Retail Building                           0.2%           1
  115       115        115-001     Container Store                                     0.2%           1
  116       116        116-001     350 Prince George's Boulevard                       0.2%           1
---------------------------------------------------------------------------------------------------------------
  117       117        117-001     Lionshead Office Park                               0.2%           1
  118       118        118-001     3921 Wilshire Boulevard                             0.2%           1
  119       119        119-001     Primos Shopping Center                              0.2%           1
  120       120        120-001     Mill Creek South                                    0.2%           1
  121       121        121-001     Country Fair Shopping Center                        0.2%           1
---------------------------------------------------------------------------------------------------------------
  122       122        122-001     Cascade Crossing II                                 0.2%           1
  123       123        123-001     370 Reed Road                                       0.2%           1
  124       124        124-001     Giant Eagle - Boardman                              0.2%           1
  125       125        125-001     Spring Gate Shopping Center                         0.2%           1
  126       126        126-001     Courtyard by Marriott                               0.2%           1
---------------------------------------------------------------------------------------------------------------
  127       127        127-001     Maybrook Plaza Apartments                           0.2%           2
  128       128        128-001     1600 Lower Road                                     0.2%           1
  129       129        129-001     3109-3133 Olympic Boulevard                         0.2%           1
  130       130        130-001     Teakwood  Center                                    0.2%           1
  131       131        131-001     Briarlane Apartments                                0.2%           2
---------------------------------------------------------------------------------------------------------------
  132       132        132-001     Bedrosian Tucson                                    0.2%           1
  133       133        133-001     Chapel Place D                                      0.2%           1
  134       134        134-001     Suffolk Square II & III                             0.2%           1
  135       135        135-001     Kingsland Medical Office                            0.2%           1
  136       136        136-001     Giant Eagle/VF Outlet                               0.2%           1
---------------------------------------------------------------------------------------------------------------
  137       137        137-001     Chiquita Warehouse                                  0.2%           1
  138       138        138-001     2845 Wingate Street                                 0.2%           1
  139       139        139-001     Petsmart - Germantown                               0.2%           1
  140       140        140-001     Millenium Commercial Center                         0.2%           1
  141       141        141-001     Diamond Bar Medical Center                          0.2%           1
---------------------------------------------------------------------------------------------------------------
  142       142        142-001     11085 Sun Center Drive                              0.2%           1
  143       143        143-001     Harbor City Plaza                                   0.2%           1
  144       144        144-001     Ocean Plaza                                         0.2%           1
  145       145        145-001     Tustin Corporate Center                             0.2%           1
  146       146        146-001     Bell Tower II Apartments                            0.2%           2
---------------------------------------------------------------------------------------------------------------
  147       147        147-001     Gateway Station                                     0.2%           1
  148       148        148-001     CVS - Lakewood Ranch                                0.2%           1
  149       149        149-001     Parkwest Apartments                                 0.2%           2
  150       150        150-001     CVS - Mounds View Mountain                          0.2%           1
  151       151        151-001     Regency Santa Maria Ground Lease                    0.2%           1
---------------------------------------------------------------------------------------------------------------
  152       152        152-001     Hunter's Pointe Apartments                          0.2%           2
  153       153        153-001     Legacy Plaza - Plano                                0.2%           1
  154       154        154-001     551 South Depot Drive                               0.1%           1
  155       155        155-001     Morgan Oaks Apartments                              0.1%           2
  156       156        156-001     Chagrin Corporate Center                            0.1%           1
---------------------------------------------------------------------------------------------------------------
  157       157        157-001     220 Golf View Drive                                 0.1%           1
  158       158        158-001     Rite Aid - Carlsbad                                 0.1%           1
  159       159        159-001     BJ's - Camp Hill                                    0.1%           1
  160       160        160-001     Steeplechase Apartments (Phase III)                 0.1%           2
  161       161        161-001     Graves Morrissey Office Building                    0.1%           1
---------------------------------------------------------------------------------------------------------------
  162       162        162-001     Pearland Office Park                                0.1%           1
  163       163        163-001     Red Apple Apartments                                0.1%           2
  164       164        164-001     Legacy Industrial Campus Building                   0.1%           1
  165       165        165-001     Willowood Apartments                                0.1%           2
  166       166        166-001     10725 West Greenfield Avenue                        0.1%           1
---------------------------------------------------------------------------------------------------------------
  167       167        167-001     Evanston Medical Office Building                    0.1%           1
  168       168        168-001     Rite Aid - Livingston                               0.1%           1
  169       169        169-001     California Design Center                            0.1%           1
  170       170                    Auto Zone Portfolio - Houston                       0.1%           1
 170-a                 170-001     Auto Zone FM 529                                    0.1%           1
---------------------------------------------------------------------------------------------------------------
 170-b                 170-002     Auto Zone FM 1314                                   0.1%           1
  171       171        171-001     Terry Hinge & Hardware Industrial                   0.1%           1
  172       172        172-001     Rite Aid - Livermore                                0.1%           1
  173       173        173-001     Royal Park                                          0.1%           1
  174       174        174-001     Five Oaks South Shopping Center                     0.1%           1
---------------------------------------------------------------------------------------------------------------
  175       175        175-001     Rite Aid - Hanford                                  0.1%           1
  176       176        176-001     Olive Avenue Mini Storage                           0.1%           1
  177       177        177-001     Westminster Arms                                    0.1%           2
  178       178        178-001     Vista Plaza                                         0.1%           1
  179       179        179-001     Goldwell Center                                     0.1%           1
---------------------------------------------------------------------------------------------------------------
  180       180        180-001     2948 North Federal Highway                          0.1%           1
  181       181        181-001     Walmart Plaza Pad Sites                             0.1%           1
  182       182        182-001     Cobleskill Plaza                                    0.1%           1
  183       183        183-001     Moore Manor Apartments                              0.1%           2
  184       184        184-001     Bradford Ridge II Apartments                        0.1%           2
---------------------------------------------------------------------------------------------------------------
  185       185        185-001     Tumwater Center                                     0.1%           1
  186       186        186-001     Plaza Mini Storage                                  0.1%           1
  187       187        187-001     Steeplechase Apartments (Phase IV)                  0.1%           2
  188       188        188-001     San Marcos Plaza                                    0.1%           1
  189       189        189-001     Fountain Shops at Manchester                        0.1%           1
---------------------------------------------------------------------------------------------------------------
  190       190        190-001     Planet Self Storage - Waltham                       0.1%           1
  191       191        191-001     Allen Towne Center                                  0.1%           1
  192       192        192-001     Pioneer Business Center- Phase 1                    0.1%           1
  193       193        193-001     AutoZone - FM1960                                   0.1%           1
  194       194        194-001     4101 Turtle Creek Drive                             0.1%           1
---------------------------------------------------------------------------------------------------------------
  195       195        195-001     Exxtra Space Storage - Oak Harbor                   0.1%           1
  196       196        196-001     Corona Commons Business Center, Building 15         0.0%           1
  197       197        197-001     Old Miller's Plaza                                  0.0%           1
  198       198        198-001     651 South 21st Street                               0.0%           1
  199       199        199-001     3560 Atlanta Industrial Drive                       0.0%           1
---------------------------------------------------------------------------------------------------------------
  200       200        200-001     3120 West 63rd Street                               0.0%           1




         % OF APPLICABLE               MORTGAGE                     CUT-OFF                BALANCE   GENERAL
            LOAN GROUP       # OF        LOAN       ORIGINAL            DATE                    AT   PROPERTY
    ID       BALANCE      PROPERTIES  SELLER (2)  BALANCE ($)   BALANCE($)(3)   MATURITY OR ARD($)   TYPE
------------------------------------------------------------------------------------------------------------------------------------

     1         7.1%            1         BSCMI   137,500,000     137,500,000           134,037,073    Multifamily
     2         5.7%            1          WFB    108,920,000     108,920,000           108,920,000    Retail
     3         3.7%            1         PMCF     72,000,000      72,000,000            62,448,015    Retail
     4         2.9%            1         PMCF     55,250,000      55,250,000            55,250,000    Office
     5         2.6%            1         BSCMI    49,330,000      49,330,000            40,403,842    Hospitality
------------------------------------------------------------------------------------------------------------------------------------
     6         2.5%            1          WFB     48,000,000      47,951,942            39,865,128    Retail
     7         2.4%            1         PMCF     47,000,000      47,000,000            40,996,409    Multifamily
     8         2.3%            1          PCF     44,000,000      44,000,000            37,280,810    Retail
     9         2.2%            1         BSCMI    41,500,000      41,415,968            34,434,380    Retail
    10         2.1%            1          PCF     40,750,000      40,750,000            35,699,189    Retail
------------------------------------------------------------------------------------------------------------------------------------
    11         2.1%            1         BSCMI    40,000,000      39,917,264            33,095,881    Retail
    12         1.9%            1         BSCMI    36,000,000      35,861,214            30,235,369    Retail
    13         1.6%            1         BSCMI    31,000,000      30,968,314            25,676,253    Office
    14         1.6%            1         BSCMI    30,410,000      30,410,000            24,907,375    Hospitality
    15         1.5%            1         NLIC     29,500,000      29,500,000            29,500,000    Office
------------------------------------------------------------------------------------------------------------------------------------
    16         0.5%            1         PMCF      9,000,000       8,981,218             5,863,733    Hospitality
    17         0.3%            1         PMCF      6,200,000       6,187,061             4,039,460    Hospitality
    18         0.2%            1         PMCF      4,600,000       4,590,400             2,997,019    Hospitality
    19         0.2%            1         PMCF      3,400,000       3,392,905             2,215,188    Hospitality
    20         0.1%            1         PMCF      2,500,000       2,494,783             1,628,815    Hospitality
------------------------------------------------------------------------------------------------------------------------------------
    21         0.1%            1         PMCF      2,300,000       2,295,200             1,498,509    Hospitality
    22         1.4%            5         PMCF     27,750,000      27,696,432            23,168,094    Self Storage
   22-a        0.4%            1         PMCF      8,600,000       8,583,399             7,180,021    Self Storage
   22-b        0.3%            1         PMCF      5,650,000       5,639,093             4,717,107    Self Storage
   22-c        0.3%            1         PMCF      4,850,000       4,840,638             4,049,198    Self Storage
------------------------------------------------------------------------------------------------------------------------------------
   22-d        0.3%            1         PMCF      4,825,000       4,815,686             4,028,326    Self Storage
   22-e        0.2%            1         PMCF      3,825,000       3,817,616             3,193,439    Self Storage
    23         1.4%            1          WFB     27,000,000      27,000,000            23,970,868    Retail
    24         1.4%            1         BSCMI    26,760,000      26,760,000            21,917,834    Hospitality
    25         1.4%            1         BSCMI    26,250,000      26,250,000            24,274,914    Office
------------------------------------------------------------------------------------------------------------------------------------
    26         1.3%            1         BSCMI    25,250,000      25,250,000            22,093,930    Retail
    27         1.3%            1         PMCF     24,500,000      24,500,000            21,281,417    Retail
    28         1.1%            1          WFB     21,400,000      21,400,000            19,753,623    Manufactured Housing Community
    29         1.1%            1         PMCF     21,200,000      21,178,466            17,573,743    Office
    30         0.4%            1          WFB      8,170,000       8,170,000             7,300,905    Retail
------------------------------------------------------------------------------------------------------------------------------------
    31         0.4%            1          WFB      8,020,000       8,020,000             7,157,979    Retail
    32         0.2%            1          WFB      4,550,000       4,550,000             4,060,106    Retail
    33         8.9%            1         PMCF     20,500,000      20,500,000            20,500,000    Multifamily
    34         1.1%            1         BSCMI    20,500,000      20,459,921            17,087,489    Retail
    35         8.8%            1          WFB     20,400,000      20,400,000            18,932,071    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    36         1.0%            1          PCF     19,000,000      19,000,000            16,485,962    Retail
    37         1.0%            1         BSCMI    18,500,000      18,500,000            13,078,121    Retail
    38         7.6%            1         NLIC     17,500,000      17,500,000            14,894,399    Multifamily
    39         0.9%            1         BSCMI    16,480,000      16,480,000            13,497,979    Hospitality
    40         7.0%            1         PMCF     16,300,000      16,283,043            13,468,898    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    41         0.8%            1         BSCMI    16,300,000      16,269,233            11,641,115    Retail
    42         0.8%            1          PCF     16,250,000      16,250,000            16,250,000    Office
    43         0.8%            1         PMCF     16,100,000      16,053,423            13,537,803    Office
    44         0.8%            1         BSCMI    16,000,000      16,000,000            13,521,975    Retail
    45         6.7%            1         BSCMI    15,596,995      15,596,995            13,087,551    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    46         0.8%            1          PCF     15,000,000      15,000,000            14,013,101    Office
    47         0.8%            1         NLIC     15,000,000      15,000,000            13,442,744    Mixed Use
    48         0.8%            1         PMCF     15,000,000      14,956,407            12,605,229    Retail
    49         0.7%            1         NLIC     14,200,000      14,174,630            11,968,184    Multifamily
    50         6.1%            1         PMCF     14,000,000      14,000,000            12,229,984    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    51         0.7%            1         PMCF     14,000,000      14,000,000            12,437,455    Office
    52         0.7%            1          WFB     13,720,000      13,664,784            12,427,436    Hospitality
    53         0.7%            1         BSCMI    13,000,000      12,957,396             9,086,280    Retail
    54         0.7%            1          PCF     12,900,000      12,864,653            11,056,199    Retail
    55         0.7%            1          WFB     12,600,000      12,600,000            11,630,638    Manufactured Housing Community
------------------------------------------------------------------------------------------------------------------------------------
    56         0.6%            1         NLIC     12,000,000      12,000,000            12,000,000    Office
    57         0.6%            1          PCF     11,975,000      11,975,000            11,975,000    Retail
    58         0.6%            1          WFB     12,000,000      11,962,859             9,997,771    Retail
    59         0.6%            1         BSCMI    11,200,000      11,200,000            10,913,591    Retail
    60         4.8%            1         BSCMI    11,120,000      11,120,000             9,330,873    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    61         0.6%            1          PCF     11,000,000      11,000,000            11,000,000    Industrial
    62         0.6%            1          WFB     10,850,000      10,850,000            10,021,742    Manufactured Housing Community
    63         0.6%            1          PCF     10,797,000      10,797,000            10,797,000    Retail
    64         0.6%            1          PCF     10,700,000      10,690,521             9,212,311    Retail
    65         0.6%            1         BSCMI    10,670,000      10,670,000             9,297,713    Retail
------------------------------------------------------------------------------------------------------------------------------------
    66         0.6%            1          PCF     10,650,000      10,650,000             9,294,703    Retail
    67         0.5%            2         PMCF     10,350,000      10,350,000             8,918,724    Office
   67-a        0.3%            1         PMCF      5,215,000       5,215,000             4,493,830    Office
   67-b        0.3%            1         PMCF      5,135,000       5,135,000             4,424,894    Office
    68         4.3%            1         BSCMI    10,000,000      10,000,000             8,392,994    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    69         0.5%            3         PMCF     10,000,000       9,948,540             7,195,620    Various
   69-a        0.3%            1         PMCF      6,290,116       6,257,746             4,526,128    Theater
   69-b        0.1%            1         PMCF      2,118,100       2,107,200             1,524,105    Retail
   69-c        0.1%            1         PMCF      1,591,784       1,583,593             1,145,388    Retail
    70         4.2%            1          PCF      9,750,000       9,740,772             8,155,795    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    71         0.5%            1          PCF      9,600,000       9,591,704             8,118,070    Office
    72         0.5%            1          PCF      9,300,000       9,290,979             7,755,355    Retail
    73         0.5%            1          WFB      9,200,000       9,200,000             7,027,254    Hospitality
    74         0.5%            1         BSCMI     9,000,000       9,000,000             7,530,964    Retail
    75         0.5%           11          WFB      9,000,000       8,964,747             7,023,597    Other
------------------------------------------------------------------------------------------------------------------------------------
   75-a        0.1%            1          WFB        984,000         980,146               767,912    Other
   75-b        0.1%            1          WFB        984,000         980,146               767,914    Other
   75-c        0.0%            1          WFB        864,000         860,616               674,265    Other
   75-d        0.0%            1          WFB        853,000         849,659               665,681    Other
   75-e        0.0%            1          WFB        847,000         843,682               660,998    Other
------------------------------------------------------------------------------------------------------------------------------------
   75-f        0.0%            1          WFB        830,000         826,749               647,731    Other
   75-g        0.0%            1          WFB        813,000         809,815               634,464    Other
   75-h        0.0%            1          WFB        739,000         736,105               576,715    Other
   75-i        0.0%            1          WFB        722,000         719,172               563,449    Other
   75-j        0.0%            1          WFB        682,000         679,329               532,233    Other
------------------------------------------------------------------------------------------------------------------------------------
   75-k        0.0%            1          WFB        682,000         679,329               532,233    Other
    76         0.4%            1         BSCMI     8,600,000       8,540,514             6,656,142    Industrial
    77         3.7%            1         PMCF      8,500,000       8,500,000             7,446,456    Multifamily
    78         0.4%            1          PCF      8,260,000       8,260,000             8,260,000    Industrial
    79         0.4%            1          WFB      8,200,000       8,200,000             7,102,842    Retail
------------------------------------------------------------------------------------------------------------------------------------
    80         0.4%            1         BSCMI     8,000,000       8,000,000             6,677,928    Retail
    81         3.4%            1          WFB      7,900,000       7,862,990             5,952,764    Multifamily
    82         0.4%            1          WFB      7,725,000       7,713,798             5,864,275    Hospitality
    83         3.3%           10         PMCF      7,600,000       7,583,775             6,261,146    Multifamily
   83-a        0.6%            1         PMCF      1,454,181       1,451,076             1,198,003    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
   83-b        0.6%            1         PMCF      1,324,068       1,321,241             1,090,814    Multifamily
   83-c        0.5%            1         PMCF      1,216,918       1,214,320             1,002,540    Multifamily
   83-d        0.3%            1         PMCF        704,129         702,626               580,087    Multifamily
   83-e        0.3%            1         PMCF        650,554         649,165               535,949    Multifamily
   83-f        0.3%            1         PMCF        612,286         610,979               504,423    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
   83-g        0.3%            1         PMCF        589,325         588,067               485,507    Multifamily
   83-h        0.2%            1         PMCF        390,332         389,499               321,570    Multifamily
   83-i        0.2%            1         PMCF        359,718         358,950               296,348    Multifamily
   83-j        0.1%            1         PMCF        298,489         297,852               245,906    Multifamily
    84         0.4%            1         BSCMI     7,450,000       7,450,000             6,845,459    Retail
------------------------------------------------------------------------------------------------------------------------------------
    85         0.4%            1         BSCMI     7,300,000       7,300,000             6,363,261    Retail
    86         3.1%            1         BSCMI     7,272,000       7,272,000             6,101,987    Multifamily
    87         0.4%            3         PMCF      7,400,000       7,233,753               201,461    Industrial
   87-a        0.1%            1         PMCF      2,600,000       2,541,589                70,782    Industrial
   87-b        0.1%            1         PMCF      2,500,000       2,443,835                68,059    Industrial
------------------------------------------------------------------------------------------------------------------------------------
   87-c        0.1%            1         PMCF      2,300,000       2,248,329                62,615    Industrial
    88         3.1%            1          WFB      7,300,000       7,233,450             6,754,052    Multifamily
    89         0.4%            1         BSCMI     7,100,000       7,078,263             5,924,372    Retail
    90         3.0%            1          PCF      7,000,000       7,000,000             6,104,926    Multifamily
    91         0.4%            1         PMCF      7,000,000       7,000,000             6,265,557    Office
------------------------------------------------------------------------------------------------------------------------------------
    92         0.3%            1          WFB      6,700,000       6,700,000             5,696,750    Industrial
    93         0.3%            1          WFB      6,500,000       6,500,000             5,902,247    Office
    94         0.3%            1         BSCMI     6,500,000       6,472,834             2,501,728    Retail
    95         0.3%            1         BSCMI     6,400,000       6,400,000             5,284,411    Office
    96         0.3%            1          WFB      6,350,000       6,350,000             5,268,385    Office
------------------------------------------------------------------------------------------------------------------------------------
    97         0.3%            1         BSCMI     6,200,000       6,200,000             5,751,065    Retail
    98         2.6%            1         PMCF      6,050,000       6,043,751             5,003,991    Multifamily
    99         0.3%            1         BSCMI     6,000,000       6,000,000             4,515,853    Retail
    100        0.3%            1          WFB      6,000,000       5,988,672             5,023,267    Retail
    101        0.3%            1         PMCF      6,000,000       5,982,879             5,054,272    Industrial
------------------------------------------------------------------------------------------------------------------------------------
    102        0.3%            1         BSCMI     6,000,000       5,981,664             5,007,753    Retail
    103        2.5%            1         BSCMI     5,840,000       5,840,000             4,900,386    Multifamily
    104        0.3%            1         PMCF      5,750,000       5,750,000             4,816,756    Industrial
    105        0.3%            1         PMCF      5,700,000       5,700,000             4,735,066    Self Storage
    106        0.3%            1          WFB      5,700,000       5,694,645             4,772,397    Office
------------------------------------------------------------------------------------------------------------------------------------
    107        0.3%            1         BSCMI     5,635,000       5,628,927             4,633,781    Retail
    108        0.3%            1          PCF      5,600,000       5,594,634             4,677,136    Office
    109        0.3%            1          PCF      5,400,000       5,394,489             4,473,491    Retail
    110        0.3%            1         PMCF      5,360,000       5,354,788             4,468,364    Retail
    111        0.3%            1         BSCMI     5,300,000       5,294,288             4,358,302    Retail
------------------------------------------------------------------------------------------------------------------------------------
    112        0.3%            1         PMCF      5,300,000       5,292,243             4,016,304    Retail
    113        0.3%            1         NLIC      5,250,000       5,244,969             4,384,814    Industrial
    114        0.3%            1          WFB      5,000,000       5,000,000             4,149,643    Retail
    115        0.3%            1         NLIC      5,000,000       4,994,408             4,090,084    Retail
    116        0.3%            1          PCF      4,900,000       4,900,000             4,057,649    Industrial
------------------------------------------------------------------------------------------------------------------------------------
    117        0.3%            1         PMCF      4,900,000       4,886,145             4,132,608    Office
    118        0.3%            1         BSCMI     4,875,000       4,875,000             4,031,679    Office
    119        0.3%            1          PCF      4,850,000       4,850,000             4,016,244    Retail
    120        0.2%            1         NLIC      4,800,000       4,800,000             4,036,847    Retail
    121        0.2%            1         BSCMI     4,725,000       4,725,000             3,621,215    Retail
------------------------------------------------------------------------------------------------------------------------------------
    122        0.2%            1         NLIC      4,725,000       4,720,326             3,930,395    Retail
    123        0.2%            1          WFB      4,650,000       4,640,668             3,862,827    Office
    124        0.2%            1         NLIC      4,600,000       4,590,320               127,294    Retail
    125        0.2%            1         PMCF      4,600,000       4,586,448             3,858,563    Retail
    126        0.2%            1          WFB      4,550,000       4,537,615             4,102,622    Hospitality
------------------------------------------------------------------------------------------------------------------------------------
    127        1.9%            1          PCF      4,500,000       4,500,000             3,167,682    Multifamily
    128        0.2%            1         BSCMI     4,500,000       4,500,000             3,686,634    Industrial
    129        0.2%            1          PCF      4,500,000       4,496,081             3,801,959    Retail
    130        0.2%            1          PCF      4,480,000       4,480,000             4,145,851    Retail
    131        1.9%            1          WFB      4,470,000       4,470,000             4,136,144    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    132        0.2%            1         PMCF      4,350,000       4,331,159             2,807,476    Retail
    133        0.2%            1          PCF      4,300,000       4,300,000             2,696,697    Office
    134        0.2%            1         PMCF      4,300,000       4,274,970               149,183    Retail
    135        0.2%            1         PMCF      4,200,000       4,200,000             3,659,263    Office
    136        0.2%            1         NLIC      4,200,000       4,188,152             3,543,294    Retail
------------------------------------------------------------------------------------------------------------------------------------
    137        0.2%            1         PMCF      4,150,000       4,150,000             3,472,185    Industrial
    138        0.2%            1          PCF      4,130,000       4,130,000             4,130,000    Industrial
    139        0.2%            1         BSCMI     4,125,000       4,125,000             3,668,582    Retail
    140        0.2%            1          PCF      4,125,000       4,108,299             3,441,837    Retail
    141        0.2%            1         BSCMI     4,100,000       4,091,463             3,389,288    Office
------------------------------------------------------------------------------------------------------------------------------------
    142        0.2%            1          PCF      4,000,000       4,000,000             3,311,313    Office
    143        0.2%            1         PMCF      4,000,000       4,000,000             3,718,292    Retail
    144        0.2%            1          WFB      4,000,000       3,992,164             3,333,311    Retail
    145        0.2%            1         PMCF      3,800,000       3,796,084             3,144,005    Office
    146        1.6%            1         PMCF      3,790,000       3,790,000             3,191,266    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    147        0.2%            1          PCF      3,717,262       3,717,262             3,717,262    Retail
    148        0.2%            1         BSCMI     3,700,000       3,689,574             3,121,939    Retail
    149        1.6%            1          WFB      3,700,000       3,689,514             3,119,608    Multifamily
    150        0.2%            1         BSCMI     3,650,000       3,646,301             3,026,626    Retail
    151        0.2%            1         PMCF      3,400,000       3,400,000             3,400,000    Land
------------------------------------------------------------------------------------------------------------------------------------
    152        1.4%            1         PMCF      3,300,000       3,300,000             2,937,225    Multifamily
    153        0.2%            1          WFB      3,250,000       3,250,000             3,025,923    Retail
    154        0.2%            1         PMCF      3,216,000       3,205,235             2,435,652    Industrial
    155        1.4%            1          PCF      3,200,000       3,171,326             2,438,367    Multifamily
    156        0.2%            1          WFB      3,150,000       3,143,904             2,629,075    Office
------------------------------------------------------------------------------------------------------------------------------------
    157        0.2%            1          PCF      3,100,000       3,094,739             2,684,544    Retail
    158        0.2%            1         BSCMI     3,000,000       3,000,000             2,751,391    Retail
    159        0.2%            1         BSCMI     3,000,000       3,000,000             3,000,000    Retail
    160        1.3%            1          PCF      3,000,000       2,981,906             2,274,803    Multifamily
    161        0.2%            1         PMCF      2,950,000       2,947,187             2,465,371    Office
------------------------------------------------------------------------------------------------------------------------------------
    162        0.2%            1          WFB      2,900,000       2,891,418             2,601,477    Office
    163        1.2%            1          WFB      2,700,000       2,696,107             2,051,810    Multifamily
    164        0.1%            1          PCF      2,800,000       2,678,439                50,631    Industrial
    165        1.1%            1          PCF      2,650,000       2,650,000             2,267,005    Multifamily
    166        0.1%            1          PCF      2,600,000       2,600,000             2,600,000    Retail
------------------------------------------------------------------------------------------------------------------------------------
    167        0.1%            1         PMCF      2,500,000       2,500,000             1,902,229    Office
    168        0.1%            1         BSCMI     2,475,000       2,475,000             2,269,898    Retail
    169        0.1%            1          PCF      2,469,500       2,469,500             2,122,974    Retail
    170        0.1%            2          WFB      2,326,070       2,324,111             1,972,805    Retail
   170-a       0.1%            1          WFB      1,178,805       1,177,812               999,778    Retail
------------------------------------------------------------------------------------------------------------------------------------
   170-b       0.1%            1          WFB      1,147,265       1,146,299               973,027    Retail
    171        0.1%            1          WFB      2,300,000       2,293,314             1,746,438    Industrial
    172        0.1%            1         BSCMI     2,275,000       2,275,000             2,086,472    Retail
    173        0.1%            1          PCF      2,250,000       2,250,000             1,725,157    Industrial
    174        0.1%            1         PMCF      2,250,000       2,250,000             1,722,191    Retail
------------------------------------------------------------------------------------------------------------------------------------
    175        0.1%            1         BSCMI     2,250,000       2,250,000             2,063,544    Retail
    176        0.1%            1          WFB      2,230,000       2,223,174             1,860,810    Self Storage
    177        1.0%            1          PCF      2,250,000       2,211,214             1,741,568    Multifamily
    178        0.1%            1         BSCMI     2,200,000       2,197,763             1,823,459    Retail
    179        0.1%            1         BSCMI     2,100,000       2,095,627             1,735,977    Retail
------------------------------------------------------------------------------------------------------------------------------------
    180        0.1%            1          PCF      2,060,000       2,051,381             1,342,561    Retail
    181        0.1%            1         PMCF      2,000,000       1,994,306             1,685,263    Land
    182        0.1%            1         PMCF      1,980,000       1,974,479             1,672,901    Retail
    183        0.8%            1          PCF      1,950,000       1,946,391             1,636,566    Multifamily
    184        0.8%            1         PMCF      1,900,000       1,898,179             1,586,886    Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    185        0.1%            1          WFB      1,700,000       1,685,682             1,423,102    Retail
    186        0.1%            1          WFB      1,600,000       1,590,119                49,342    Self Storage
    187        0.6%            1          PCF      1,500,000       1,500,000             1,140,572    Multifamily
    188        0.1%            1          WFB      1,500,000       1,498,556             1,252,028    Retail
    189        0.1%            1          PCF      1,300,000       1,298,720             1,082,056    Retail
------------------------------------------------------------------------------------------------------------------------------------
    190        0.1%            1          WFB      1,300,000       1,295,767             1,075,258    Self Storage
    191        0.1%            1         NLIC      1,250,000       1,250,000             1,042,292    Retail
    192        0.1%            1          WFB      1,250,000       1,245,222             1,051,019    Industrial
    193        0.1%            1          WFB      1,235,000       1,233,974             1,048,970    Retail
    194        0.1%            1          PCF      1,200,000       1,194,930               779,950    Retail
------------------------------------------------------------------------------------------------------------------------------------
    195        0.1%            1          WFB      1,100,000       1,097,185               854,685    Self Storage
    196        0.1%            1          PCF      1,050,000       1,050,000               849,307    Industrial
    197        0.1%            1         BSCMI     1,050,000       1,046,960               609,277    Retail
    198        0.1%            1          PCF      1,000,000       1,000,000               837,953    Retail
    199        0.0%            1          PCF        900,000         900,000               621,568    Industrial
------------------------------------------------------------------------------------------------------------------------------------
    200        0.0%            1          PCF        525,000         523,855               337,803    Retail




            DETAILED                                                                            INTEREST            ORIGINAL
            PROPERTY                                        INTEREST         ADMINISTRATIVE      ACCRUAL        TERM TO MATURITY
    ID      TYPE                                             RATE (4)              FEE RATE       BASIS          OR ARD (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

     1      High Rise                                        5.4410%               0.03172%    Actual/360              60
     2      Anchored                                         5.2950%               0.03172%    Actual/360              60
     3      Anchored                                         5.0200%               0.02172%    Actual/360             120
     4      Urban                                            5.2500%               0.02172%    Actual/360              60
     5      Full Service                                     5.3385%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
     6      Anchored                                         5.2500%               0.03172%    Actual/360             120
     7      Garden                                           5.2500%               0.02172%    Actual/360             120
     8      Anchored                                         5.9100%               0.03172%    Actual/360             120
     9      Anchored                                         5.2130%               0.03172%    Actual/360             120
    10      Anchored                                         5.4300%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    11      Anchored                                         5.1240%               0.03172%    Actual/360             120
    12      Anchored                                         5.6030%               0.03172%    Actual/360             120
    13      Suburban                                         5.1640%               0.03172%    Actual/360             120
    14      Full Service                                     5.3385%               0.03172%    Actual/360             120
    15      Urban                                            5.0600%               0.07672%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    16      Full Service                                     5.6900%               0.07172%    Actual/360             120
    17      Limited Service                                  5.6900%               0.07172%    Actual/360             120
    18      Limited Service                                  5.6900%               0.07172%    Actual/360             120
    19      Limited Service                                  5.6900%               0.07172%    Actual/360             120
    20      Limited Service                                  5.6900%               0.07172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    21      Limited Service                                  5.6900%               0.07172%    Actual/360             120
    22      Self Storage                                     5.4100%               0.02172%    Actual/360             120
   22-a     Self Storage
   22-b     Self Storage
   22-c     Self Storage
------------------------------------------------------------------------------------------------------------------------------------
   22-d     Self Storage
   22-e     Self Storage
    23      Anchored                                         5.0500%               0.03172%    Actual/360             120
    24      Full Service                                     5.3385%               0.03172%    Actual/360             120
    25      Urban                                            5.0700%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    26      Anchored                                         5.3800%               0.03172%    Actual/360             120
    27      Anchored                                         5.0800%               0.07172%    Actual/360             120
    28      Manufactured Housing Community                   4.9600%               0.03172%    Actual/360             120
    29      Urban                                            5.1900%               0.02172%    Actual/360             120
    30      Shadow Anchored                                  5.3700%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    31      Shadow Anchored                                  5.3100%               0.03172%    Actual/360             120
    32      Shadow Anchored                                  5.3000%               0.03172%    Actual/360             120
    33      High Rise                                        5.0300%               0.02172%    Actual/360             120
    34      Anchored                                         5.3580%               0.03172%    Actual/360             120
    35      Garden                                           5.3300%               0.03172%    Actual/360              60
------------------------------------------------------------------------------------------------------------------------------------
    36      Anchored                                         5.5100%               0.03172%      30/360               120
    37      Retail/Office                                    5.3120%               0.03172%    Actual/360             180
    38      Student Housing                                  5.6500%               0.09672%    Actual/360             120
    39      Full Service                                     5.3385%               0.03172%    Actual/360             120
    40      Garden                                           5.0900%               0.02172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    41      Anchored                                         5.5010%               0.08172%    Actual/360             180
    42      Suburban                                         5.1500%               0.03172%      30/360               120
    43      Urban                                            5.6500%               0.06172%    Actual/360             120
    44      Anchored                                         4.9670%               0.03172%    Actual/360             120
    45      Garden                                           5.5750%               0.03172%    Actual/360             180
------------------------------------------------------------------------------------------------------------------------------------
    46      Suburban                                         5.7900%               0.03172%    Actual/360             120
    47      Retail/Office                                    5.5100%               0.07672%    Actual/360             120
    48      Anchored                                         5.6300%               0.07672%    Actual/360             120
    49      Garden                                           5.7200%               0.10672%    Actual/360             120
    50      Garden                                           5.3800%               0.07172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    51      Suburban                                         5.0900%               0.07172%    Actual/360             120
    52      Limited Service                                  5.9900%               0.03172%    Actual/360              60
    53      Anchored                                         5.0900%               0.04172%    Actual/360             180
    54      Anchored                                         5.4300%               0.03172%      30/360               120
    55      Manufactured Housing Community                   4.9600%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    56      Suburban                                         4.7200%               0.10672%    Actual/360             120
    57      Anchored                                         4.7500%               0.03172%      30/360                60
    58      Shadow Anchored                                  5.3500%               0.03172%    Actual/360             120
    59      Anchored                                         5.3960%               0.03172%    Actual/360              60
    60      Mid Rise                                         5.5750%               0.03172%    Actual/360             180
------------------------------------------------------------------------------------------------------------------------------------
    61      Warehouse                                        5.0100%               0.03172%    Actual/360             120
    62      Manufactured Housing Community                   4.9900%               0.03172%    Actual/360             120
    63      Anchored                                         4.7500%               0.03172%      30/360                60
    64      Anchored                                         5.4000%               0.03172%      30/360               120
    65      Anchored                                         5.1980%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    66      Shadow Anchored                                  5.2700%               0.03172%    Actual/360             120
    67      Suburban                                         5.2400%               0.07172%    Actual/360             120
   67-a     Suburban
   67-b     Suburban
    68      Garden                                           5.5750%               0.03172%    Actual/360             180
------------------------------------------------------------------------------------------------------------------------------------
    69      Various                                          5.7700%               0.07172%    Actual/360             120
   69-a     Theater
   69-b     Anchored
   69-c     Shadow Anchored
    70      Mid Rise                                         5.4800%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    71      Medical                                          5.8400%               0.03172%    Actual/360             120
    72      Anchored                                         5.3800%               0.03172%    Actual/360             120
    73      Limited Service                                  5.5100%               0.03172%    Actual/360             120
    74      Free Standing                                    5.4940%               0.03172%    Actual/360             120
    75      Land                                             6.1400%               0.10172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
   75-a     Land
   75-b     Land
   75-c     Land
   75-d     Land
   75-e     Land
------------------------------------------------------------------------------------------------------------------------------------
   75-f     Land
   75-g     Land
   75-h     Land
   75-i     Land
   75-j     Land
------------------------------------------------------------------------------------------------------------------------------------
   75-k     Land
    76      Light Industrial                                 5.8910%               0.03172%    Actual/360             120
    77      Garden                                           5.4300%               0.02172%    Actual/360             120
    78      Flex                                             5.1300%               0.03172%      30/360                60
    79      Anchored                                         5.0400%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    80      Anchored                                         5.4080%               0.03172%    Actual/360             120
    81      Garden                                           5.1200%               0.03172%    Actual/360             120
    82      Limited Service                                  5.3300%               0.03172%    Actual/360             120
    83      Garden                                           4.9900%               0.02172%    Actual/360             120
   83-a     Garden
------------------------------------------------------------------------------------------------------------------------------------
   83-b     Garden
   83-c     Garden
   83-d     Garden
   83-e     Garden
   83-f     Garden
------------------------------------------------------------------------------------------------------------------------------------
   83-g     Garden
   83-h     Garden
   83-i     Garden
   83-j     Garden
    84      Anchored                                         5.4650%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    85      Anchored                                         5.2200%               0.03172%    Actual/360             120
    86      Garden                                           5.5750%               0.03172%    Actual/360             180
    87      Warehouse                                        5.6300%               0.02172%    Actual/360             240
   87-a     Warehouse
   87-b     Warehouse
------------------------------------------------------------------------------------------------------------------------------------
   87-c     Warehouse
    88      Mid Rise                                         5.1200%               0.03172%    Actual/360              60
    89      Unanchored                                       5.3990%               0.03172%    Actual/360             120
    90      Mid Rise                                         5.2200%               0.03172%    Actual/360             120
    91      Suburban                                         5.4400%               0.02172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    92      Flex                                             5.2450%               0.03172%    Actual/360             120
    93      Medical                                          5.1200%               0.03172%    Actual/360              84
    94      Unanchored                                       5.6980%               0.03172%    Actual/360             180
    95      Urban                                            5.0690%               0.03172%    Actual/360             120
    96      Suburban                                         5.2200%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    97      Anchored                                         5.2950%               0.03172%    Actual/360             120
    98      Garden                                           5.1200%               0.02172%    Actual/360             120
    99      Anchored                                         5.0910%               0.07172%    Actual/360             120
    100     Anchored                                         5.5000%               0.03172%    Actual/360             120
    101     Flex                                             5.7100%               0.08672%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    102     Anchored                                         5.4070%               0.03172%    Actual/360             120
    103     Garden                                           5.5750%               0.03172%    Actual/360             180
    104     Flex                                             5.5300%               0.07172%    Actual/360             120
    105     Self Storage                                     5.2600%               0.02172%    Actual/360             120
    106     Suburban                                         5.5100%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    107     Shadow Anchored                                  4.9400%               0.03172%    Actual/360             120
    108     Medical                                          5.4300%               0.03172%    Actual/360             120
    109     Shadow Anchored                                  5.1700%               0.03172%    Actual/360             120
    110     Shadow Anchored                                  5.3700%               0.02172%    Actual/360             120
    111     Free Standing                                    4.9400%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    112     Shadow Anchored                                  5.2800%               0.07172%    Actual/360             120
    113     Warehouse                                        5.4300%               0.10672%    Actual/360             120
    114     Shadow Anchored                                  5.2300%               0.03172%    Actual/360             120
    115     Anchored                                         4.7800%               0.07672%    Actual/360             120
    116     Warehouse                                        5.1600%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    117     Suburban                                         5.7500%               0.10672%    Actual/360             120
    118     Urban                                            5.1190%               0.03172%    Actual/360             120
    119     Unanchored                                       5.1600%               0.03172%    Actual/360             120
    120     Unanchored                                       5.6600%               0.10672%    Actual/360             120
    121     Anchored                                         5.6000%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    122     Shadow Anchored                                  5.3000%               0.10672%    Actual/360             120
    123     Suburban                                         5.2500%               0.03172%    Actual/360             120
    124     Anchored                                         5.6300%               0.10672%    Actual/360             240
    125     Shadow Anchored                                  5.5700%               0.07172%    Actual/360             120
    126     Limited Service                                  5.6800%               0.03172%    Actual/360              60
------------------------------------------------------------------------------------------------------------------------------------
    127     Garden                                           4.7600%               0.03172%    Actual/360             120
    128     Flex                                             4.8280%               0.07172%    Actual/360             120
    129     Unanchored                                       5.8100%               0.03172%    Actual/360             120
    130     Shadow Anchored                                  5.1300%               0.03172%    Actual/360             120
    131     Garden                                           5.1000%               0.03172%    Actual/360              84
------------------------------------------------------------------------------------------------------------------------------------
    132     Stand Alone                                      5.4400%               0.07172%    Actual/360             120
    133     Medical                                          5.0400%               0.03172%      30/360               120
    134     Unanchored                                       6.4600%               0.09172%    Actual/360             240
    135     Medical                                          5.2000%               0.02172%    Actual/360             120
    136     Anchored                                         5.7600%               0.10672%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    137     Warehouse                                        5.4900%               0.02172%    Actual/360             120
    138     Light Industrial                                 5.0300%               0.03172%    Actual/360              60
    139     Free Standing                                    5.1350%               0.03172%    Actual/360             120
    140     Shadow Anchored                                  5.3900%               0.03172%    Actual/360             120
    141     Medical                                          5.0960%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    142     Suburban                                         5.1500%               0.03172%    Actual/360             120
    143     Unanchored                                       5.4300%               0.02172%    Actual/360             120
    144     Anchored                                         5.3500%               0.03172%    Actual/360             120
    145     Suburban                                         5.1300%               0.07172%    Actual/360             120
    146     Garden                                           5.7000%               0.07172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    147     Shadow Anchored                                  4.9820%               0.03172%      30/360                60
    148     Free Standing                                    5.7650%               0.08172%    Actual/360             120
    149     Garden                                           5.7400%               0.03172%    Actual/360             120
    150     Free Standing                                    5.2000%               0.08172%    Actual/360             120
    151     Land                                             5.1000%               0.02172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    152     Garden                                           5.1700%               0.07172%    Actual/360             120
    153     Unanchored                                       5.5600%               0.03172%    Actual/360             120
    154     Warehouse                                        5.7100%               0.07172%    Actual/360             107
    155     Garden                                           5.4200%               0.03172%    Actual/360             120
    156     Suburban                                         5.4000%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    157     Free Standing                                    5.9200%               0.03172%    Actual/360             120
    158     Free Standing                                    5.3360%               0.03172%    Actual/360             120
    159     Anchored                                         4.8240%               0.07172%    Actual/360             120
    160     Garden                                           5.2900%               0.03172%    Actual/360             120
    161     Suburban                                         5.4500%               0.07172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    162     Suburban                                         5.5500%               0.03172%    Actual/360              84
    163     Garden                                           5.3600%               0.03172%    Actual/360             120
    164     Warehouse                                        5.9200%               0.03172%    Actual/360             132
    165     Garden                                           5.3900%               0.03172%    Actual/360             120
    166     Free Standing                                    5.1300%               0.03172%      30/360                60
------------------------------------------------------------------------------------------------------------------------------------
    167     Medical                                          6.9500%               0.07172%    Actual/360             120
    168     Free Standing                                    5.3360%               0.03172%    Actual/360             120
    169     Free Standing                                    5.5700%               0.03172%    Actual/360             120
    170     Free Standing                                    5.9400%               0.10172%    Actual/360             120
   170-a    Free Standing
------------------------------------------------------------------------------------------------------------------------------------
   170-b    Free Standing
    171     Light Industrial                                 5.3300%               0.07172%    Actual/360             120
    172     Free Standing                                    5.3360%               0.03172%    Actual/360             120
    173     Flex                                             5.6200%               0.03172%    Actual/360             120
    174     Shadow Anchored                                  5.5700%               0.02172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    175     Free Standing                                    5.3360%               0.03172%    Actual/360             120
    176     Self Storage                                     5.4000%               0.03172%    Actual/360             120
    177     Garden                                           5.9000%               0.03172%    Actual/360             120
    178     Shadow Anchored                                  5.1860%               0.03172%    Actual/360             120
    179     Unanchored                                       5.0960%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    180     Free Standing                                    5.6900%               0.03172%    Actual/360             120
    181     Land                                             5.7200%               0.05172%    Actual/360             120
    182     Shadow Anchored                                  5.8100%               0.10672%    Actual/360             120
    183     Garden                                           5.5800%               0.03172%    Actual/360             120
    184     Garden                                           5.4300%               0.02172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    185     Unanchored                                       5.5100%               0.07172%    Actual/360             120
    186     Self Storage                                     6.0200%               0.05172%    Actual/360             240
    187     Garden                                           5.3800%               0.03172%    Actual/360             120
    188     Shadow Anchored                                  5.4100%               0.03172%    Actual/360             120
    189     Shadow Anchored                                  5.3200%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    190     Self Storage                                     5.1200%               0.07172%    Actual/360             120
    191     Unanchored                                       5.3800%               0.10672%    Actual/360             120
    192     Flex                                             5.6400%               0.10172%    Actual/360             120
    193     Free Standing                                    5.9900%               0.12172%    Actual/360             120
    194     Free Standing                                    5.6200%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    195     Self Storage                                     6.0000%               0.10172%    Actual/360             120
    196     Warehouse                                        6.1300%               0.03172%    Actual/360             120
    197     Anchored                                         5.3520%               0.03172%    Actual/360             180
    198     Free Standing                                    5.5400%               0.03172%    Actual/360             120
    199     Warehouse                                        6.1100%               0.03172%    Actual/360             120
------------------------------------------------------------------------------------------------------------------------------------
    200     Anchored                                         5.3700%               0.03172%    Actual/360             120




                 STATED REMAINING             ORIGINAL              REMAINING            FIRST       MATURITY           ANNUAL
                 TERM TO MATURITY           AMORTIZATION           AMORTIZATION         PAYMENT        DATE              DEBT
    ID            OR ARD (MOS.)           TERM (MOS.) (4)        TERM (MOS.) (4)         DATE         OR ARD       SERVICE($)(4)(5)
---------------------------------------------------------------------------------------------------------------------------------

     1                  58                      360                    360             8/1/2005      7/1/2010          7,585,283
     2                  59                       0                      0              9/1/2005      8/1/2010          5,847,416
     3                 120                      360                    360             10/5/2005     9/5/2015          3,664,600
     4                  60                       0                      0              10/5/2005     9/5/2010          2,940,911
     5                 116                      300                    300             6/1/2005      5/1/2015          2,670,058
---------------------------------------------------------------------------------------------------------------------------------
     6                 119                      360                    359             9/1/2005      8/1/2015          3,180,693
     7                 120                      360                    360             10/5/2005     9/5/2015          2,501,771
     8                 120                      360                    360             10/1/2005     9/1/2015          3,135,140
     9                 118                      360                    358             8/1/2005      7/1/2015          2,738,573
    10                 120                      360                    360             10/1/2005     9/1/2015          2,243,457
---------------------------------------------------------------------------------------------------------------------------------
    11                 118                      360                    358             8/1/2005      7/1/2015          2,613,242
    12                 116                      360                    356             6/1/2005      5/1/2015          2,480,838
    13                 119                      360                    359             9/1/2005      8/1/2015          2,034,427
    14                 116                      300                    300             6/1/2005      5/1/2015          1,645,986
    15                 119                       0                      0              9/1/2005      8/1/2015          1,513,432
---------------------------------------------------------------------------------------------------------------------------------
    16                 119                      240                    239             9/5/2005      8/5/2015            754,556
    17                 119                      240                    239             9/5/2005      8/5/2015            519,805
    18                 119                      240                    239             9/5/2005      8/5/2015            385,662
    19                 119                      240                    239             9/5/2005      8/5/2015            285,054
    20                 119                      240                    239             9/5/2005      8/5/2015            209,599
---------------------------------------------------------------------------------------------------------------------------------
    21                 119                      240                    239             9/5/2005      8/5/2015            192,831
    22                 118                      360                    358             8/5/2005      7/5/2015          1,871,977
   22-a
   22-b
   22-c
---------------------------------------------------------------------------------------------------------------------------------
   22-d
   22-e
    23                 116                      360                    360             6/1/2005      5/1/2015          1,382,438
    24                 116                      300                    300             6/1/2005      5/1/2015          1,448,424
    25                 118                      360                    360             8/1/2005      7/1/2015          1,349,359
---------------------------------------------------------------------------------------------------------------------------------
    26                 120                      360                    360             10/1/2005     9/1/2015          1,377,317
    27                 120                      360                    360             10/5/2005     9/5/2015          1,261,886
    28                 120                      360                    360             10/1/2005     9/1/2015          1,076,182
    29                 119                      360                    359             9/1/2005      8/1/2015          1,395,367
    30                 117                      360                    360             7/1/2005      6/1/2015            444,822
---------------------------------------------------------------------------------------------------------------------------------
    31                 117                      360                    360             7/1/2005      6/1/2015            431,777
    32                 117                      360                    360             7/1/2005      6/1/2015            244,499
    33                 119                       0                      0              9/5/2005      8/5/2015          1,045,472
    34                 118                      360                    358             8/1/2005      7/1/2015          1,374,923
    35                  60                      360                    360             10/1/2005     9/1/2010          1,363,950
---------------------------------------------------------------------------------------------------------------------------------
    36                 119                      383                    383             9/1/2005      8/1/2015          1,046,900
    37                 180                      360                    360             10/1/2005     9/1/2020          1,234,431
    38                 117                      360                    360             7/1/2005      6/1/2015          1,002,483
    39                 116                      300                    300             6/1/2005      5/1/2015            892,004
    40                 119                      360                    359             9/5/2005      8/5/2015          1,060,808
---------------------------------------------------------------------------------------------------------------------------------
    41                 178                      360                    358             8/1/2005      7/1/2020          1,110,718
    42                 119                       0                      0              9/1/2005      8/1/2015            836,875
    43                 117                      360                    357             7/1/2005      6/1/2015          1,115,220
    44                 120                      360                    360             10/1/2005     9/1/2015            805,758
    45                 177                      360                    360             7/1/2005      6/1/2020            881,609
---------------------------------------------------------------------------------------------------------------------------------
    46                 116                      360                    360             6/1/2005      5/1/2015            880,563
    47                 117                      360                    360             7/1/2005      6/1/2015            837,979
    48                 117                      360                    357             7/1/2005      6/1/2015          1,036,750
    49                 118                      360                    358             8/5/2005      7/5/2015            991,163
    50                 119                      360                    360             9/1/2005      8/1/2015            763,661
---------------------------------------------------------------------------------------------------------------------------------
    51                 119                      360                    360             9/1/2005      8/1/2015            722,497
    52                  57                      300                    297             7/1/2005      6/1/2010          1,059,772
    53                 177                      360                    357             7/1/2005      6/1/2020            846,043
    54                 117                      396                    393             7/1/2005      6/1/2015            841,222
    55                 120                      360                    360             10/1/2005     9/1/2015            633,640
---------------------------------------------------------------------------------------------------------------------------------
    56                 120                       0                      0              10/1/2005     9/1/2015            574,267
    57                  58                       0                      0              8/1/2005      7/1/2010            568,812
    58                 117                      360                    357             7/1/2005      6/1/2015            804,116
    59                  59                      360                    360             9/1/2005      8/1/2010            612,746
    60                 177                      360                    360             7/1/2005      6/1/2020            628,550
---------------------------------------------------------------------------------------------------------------------------------
    61                 119                       0                      0              9/1/2005      8/1/2015            558,754
    62                 118                      360                    360             8/1/2005      7/1/2015            548,935
    63                  59                       0                      0              9/1/2005      8/1/2010            512,858
    64                 119                      402                    401             9/1/2005      8/1/2015            691,549
    65                 118                      360                    360             8/1/2005      7/1/2015            562,330
---------------------------------------------------------------------------------------------------------------------------------
    66                 119                      360                    360             9/1/2005      8/1/2015            569,050
    67                 119                      360                    360             9/5/2005      8/5/2015            549,873
   67-a
   67-b
    68                 178                      360                    360             8/1/2005      7/1/2020            565,243
---------------------------------------------------------------------------------------------------------------------------------
    69                 117                      270                    267             7/5/2005      6/5/2015            794,612
   69-a
   69-b
   69-c
    70                 119                      360                    359             9/1/2005      8/1/2015            662,846
---------------------------------------------------------------------------------------------------------------------------------
    71                 119                      360                    359             9/1/2005      8/1/2015            678,877
    72                 119                      360                    359             9/1/2005      8/1/2015            625,276
    73                 120                      300                    300             10/1/2005     9/1/2015            678,612
    74                 120                      360                    360             10/1/2005     9/1/2015            612,806
    75                 117                      300                    297             7/1/2005      6/1/2015            705,117
---------------------------------------------------------------------------------------------------------------------------------
   75-a
   75-b
   75-c
   75-d
   75-e
---------------------------------------------------------------------------------------------------------------------------------
   75-f
   75-g
   75-h
   75-i
   75-j
---------------------------------------------------------------------------------------------------------------------------------
   75-k
    76                 115                      300                    295             5/1/2005      4/1/2015            658,060
    77                 120                      360                    360             10/5/2005     9/5/2015            467,960
    78                  59                       0                      0              9/1/2005      8/1/2010            423,738
    79                 118                      360                    360             8/1/2005      7/1/2015            419,020
---------------------------------------------------------------------------------------------------------------------------------
    80                 120                      360                    360             11/1/2005     10/1/2015           539,549
    81                 117                      300                    297             7/1/2005      6/1/2015            560,839
    82                 119                      300                    299             9/1/2005      8/1/2015            559,887
    83                 118                      360                    358             8/1/2005      7/1/2015            489,024
   83-a
---------------------------------------------------------------------------------------------------------------------------------
   83-b
   83-c
   83-d
   83-e
   83-f
---------------------------------------------------------------------------------------------------------------------------------
   83-g
   83-h
   83-i
   83-j
    84                 120                      336                    336             10/1/2005     9/1/2015            412,797
---------------------------------------------------------------------------------------------------------------------------------
    85                 119                      360                    360             9/1/2005      8/1/2015            386,352
    86                 177                      360                    360             7/1/2005      6/1/2020            411,045
    87                 230                      240                    230             12/1/2004     11/1/2024           617,382
   87-a
   87-b
---------------------------------------------------------------------------------------------------------------------------------
   87-c
    88                  52                      360                    352             2/1/2005      1/1/2010            476,701
    89                 117                      360                    357             7/1/2005      6/1/2015            478,371
    90                 114                      360                    360             4/1/2005      3/1/2015            370,475
    91                 118                      360                    360             8/1/2005      7/1/2015            386,089
---------------------------------------------------------------------------------------------------------------------------------
    92                 117                      360                    360             7/1/2005      6/1/2015            356,296
    93                  78                      360                    360             4/1/2005      3/1/2012            337,422
    94                 178                      240                    238             8/1/2005      7/1/2020            545,312
    95                 120                      360                    360             10/1/2005     9/1/2015            415,524
    96                 120                      360                    360             10/1/2005     9/1/2015            419,364
---------------------------------------------------------------------------------------------------------------------------------
    97                 120                      360                    360             10/1/2005     9/1/2015            332,850
    98                 119                      360                    359             9/5/2005      8/5/2015            395,074
    99                 120                      300                    300             10/1/2005     9/1/2015            424,731
    100                118                      360                    358             8/1/2005      7/1/2015            408,808
    101                117                      360                    357             7/1/2005      6/1/2015            418,345
---------------------------------------------------------------------------------------------------------------------------------
    102                117                      360                    357             7/1/2005      6/1/2015            404,617
    103                177                      360                    360             7/1/2005      6/1/2020            330,102
    104                120                      360                    360             10/5/2005     9/5/2015            393,074
    105                120                      360                    360             10/5/2005     9/5/2015            378,131
    106                119                      360                    359             9/1/2005      8/1/2015            388,797
---------------------------------------------------------------------------------------------------------------------------------
    107                119                      360                    359             9/1/2005      8/1/2015            360,523
    108                119                      360                    359             9/2/2005      8/2/2015            378,608
    109                119                      360                    359             9/3/2005      8/3/2015            354,624
    110                119                      360                    359             9/5/2005      8/5/2015            359,973
    111                119                      360                    359             9/1/2005      8/1/2015            339,090
---------------------------------------------------------------------------------------------------------------------------------
    112                119                      300                    299             9/5/2005      8/5/2015            382,248
    113                119                      360                    359             9/1/2005      8/1/2015            354,945
    114                120                      360                    360             10/1/2005     9/1/2015            330,579
    115                119                      360                    359             9/1/2005      8/1/2015            314,074
    116                120                      360                    360             10/1/2005     9/1/2015            321,426
---------------------------------------------------------------------------------------------------------------------------------
    117                117                      360                    357             7/1/2005      6/1/2015            343,141
    118                120                      360                    360             10/1/2005     9/1/2015            318,309
    119                120                      360                    360             10/1/2005     9/1/2015            318,146
    120                120                      360                    360             10/1/2005     9/1/2015            332,852
    121                120                      300                    300             11/1/2005     10/1/2015           351,582
---------------------------------------------------------------------------------------------------------------------------------
    122                119                      360                    359             9/1/2005      8/1/2015            314,858
    123                118                      360                    358             8/1/2005      7/1/2015            308,130
    124                239                      240                    239             9/5/2005      8/5/2025            383,778
    125                117                      360                    357             7/5/2005      6/5/2015            315,848
    126                 58                      300                    298             8/1/2005      7/1/2010            341,186
---------------------------------------------------------------------------------------------------------------------------------
    127                120                      276                    276             10/1/2005     9/1/2015            322,266
    128                120                      360                    360             10/1/2005     9/1/2015            284,234
    129                119                      360                    359             9/1/2005      8/1/2015            317,191
    130                119                      360                    360             9/1/2005      8/1/2015            233,016
    131                 82                      360                    360             8/1/2005      7/1/2012            231,136
---------------------------------------------------------------------------------------------------------------------------------
    132                118                      240                    238             8/1/2005      7/1/2015            357,311
    133                120                      240                    240             10/1/2005     9/1/2015            341,678
    134                237                      240                    237             7/1/2005      6/1/2025            383,502
    135                119                      360                    360             9/5/2005      8/5/2015            221,433
    136                117                      360                    357             7/1/2005      6/1/2015            294,441
---------------------------------------------------------------------------------------------------------------------------------
    137                120                      360                    360             10/5/2005     9/5/2015            282,447
    138                 59                       0                      0              9/1/2005      8/1/2010            210,624
    139                120                      360                    360             11/1/2005     10/1/2015           214,761
    140                116                      360                    356             6/1/2005      5/1/2015            277,649
    141                118                      360                    358             8/1/2005      7/1/2015            267,010
---------------------------------------------------------------------------------------------------------------------------------
    142                120                      360                    360             10/3/2005     9/3/2015            262,093
    143                118                      360                    360             8/1/2005      7/1/2015            220,217
    144                118                      360                    358             8/1/2005      7/1/2015            268,039
    145                119                      360                    359             9/5/2005      8/5/2015            248,426
    146                120                      360                    360             10/5/2005     9/5/2015            263,966
---------------------------------------------------------------------------------------------------------------------------------
    147                 58                       0                      0              8/1/2005      7/1/2010            185,194
    148                117                      360                    357             7/1/2005      6/1/2015            259,530
    149                117                      360                    357             7/1/2005      6/1/2015            258,824
    150                119                      360                    359             9/1/2005      8/1/2015            240,511
    151                119                       0                      0              9/5/2005      8/5/2015            175,808
---------------------------------------------------------------------------------------------------------------------------------
    152                118                      360                    360             8/5/2005      7/5/2015            172,980
    153                120                      360                    360             10/1/2005     9/1/2015            183,210
    154                105                      270                    268             8/1/2005      6/1/2014            254,187
    155                114                      300                    294             4/1/2005      3/1/2015            233,979
    156                118                      360                    358             8/1/2005      7/1/2015            212,259
---------------------------------------------------------------------------------------------------------------------------------
    157                118                      360                    358             8/1/2005      7/1/2015            221,123
    158                119                      336                    336             9/1/2005      8/1/2015            162,303
    159                119                       0                      0              9/1/2005      8/1/2015            146,730
    160                116                      300                    296             6/1/2005      5/1/2015            216,580
    161                119                      360                    359             9/5/2005      8/5/2015            199,888
---------------------------------------------------------------------------------------------------------------------------------
    162                 81                      360                    357             7/1/2005      6/1/2012            198,684
    163                119                      300                    299             9/1/2005      8/1/2015            196,265
    164                124                      132                    124             2/1/2005      1/1/2016            346,963
    165                118                      360                    360             8/3/2005      7/3/2015            144,819
    166                 57                       0                      0              7/1/2005      6/1/2010            133,380
---------------------------------------------------------------------------------------------------------------------------------
    167                120                      276                    276             10/1/2005     9/1/2015            218,042
    168                119                      336                    336             9/1/2005      8/1/2015            133,900
    169                118                      360                    360             8/1/2005      7/1/2015            139,462
    170                119                      360                    359             9/1/2005      8/1/2015            166,276
   170-a
---------------------------------------------------------------------------------------------------------------------------------
   170-b
    171                118                      300                    298             8/1/2005      7/1/2015            166,698
    172                119                      336                    336             9/1/2005      8/1/2015            123,080
    173                120                      300                    300             10/1/2005     9/1/2015            167,744
    174                120                      300                    300             10/5/2005     9/5/2015            166,934
---------------------------------------------------------------------------------------------------------------------------------
    175                119                      336                    336             9/1/2005      8/1/2015            121,728
    176                117                      360                    357             7/1/2005      6/1/2015            150,266
    177                108                      300                    288             10/3/2004     9/3/2014            172,315
    178                119                      360                    359             9/1/2005      8/1/2015            144,737
    179                118                      360                    358             8/1/2005      7/1/2015            136,761
---------------------------------------------------------------------------------------------------------------------------------
    180                118                      240                    238             8/1/2005      7/1/2015            172,709
    181                117                      360                    357             7/1/2005      6/1/2015            139,600
    182                117                      360                    357             7/1/2005      6/1/2015            139,564
    183                118                      360                    358             8/1/2005      7/1/2015            134,040
    184                119                      360                    359             9/1/2005      8/1/2015            128,456
---------------------------------------------------------------------------------------------------------------------------------
    185                112                      360                    352             2/1/2005      1/1/2015            115,957
    186                237                      240                    237             7/1/2005      6/1/2025            137,776
    187                120                      300                    300             10/1/2005     9/1/2015            109,250
    188                119                      360                    359             9/1/2005      8/1/2015            101,188
    189                119                      360                    359             9/1/2005      8/1/2015             86,821
---------------------------------------------------------------------------------------------------------------------------------
    190                117                      360                    357             7/1/2005      6/1/2015             84,892
    191                120                      360                    360             10/5/2005     9/5/2015             84,042
    192                116                      360                    356             6/1/2005      5/1/2015             86,491
    193                119                      360                    359             9/1/2005      8/1/2015             88,758
    194                118                      240                    238             8/1/2005      7/1/2015            100,034
---------------------------------------------------------------------------------------------------------------------------------
    195                118                      300                    298             8/1/2005      7/1/2015             85,048
    196                120                      300                    300             10/1/2005     9/1/2015             65,259
    197                178                      300                    298             8/1/2005      7/1/2020             76,265
    198                120                      360                    360             10/1/2005     9/1/2015             68,436
    199                120                      252                    252             10/1/2005     9/1/2015             76,172
---------------------------------------------------------------------------------------------------------------------------------
    200                119                      240                    239             9/1/2005      8/1/2015             42,876





                              MONTHLY       REMAINING                                                ARD                CROSSED
                                 DEBT     INTEREST ONLY                                              LOAN                WITH
    ID                     SERVICE($)(4)  PERIOD (MOS.)        LOCKBOX    LOCKBOX TYPE              (Y/N)             OTHER LOANS
------------------------------------------------------------------------------------------------------------------------------------

     1                     632,106.92          34                Yes      Hard                        No
     2                     487,284.63          59                Yes      Hard                        No
     3                     305,383.33          24                Yes      Hard                       Yes
     4                     245,075.95          60                Yes      Hard                       Yes
     5                     222,504.85          20                Yes      Springing Hard              No
------------------------------------------------------------------------------------------------------------------------------------
     6                     265,057.78                            No       NAP                         No
     7                     208,480.90          24                Yes      Hard                        No
     8                     261,261.68                            No       NAP                         No
     9                     228,214.41                            Yes      Hard                       Yes
    10                     186,954.77          24                No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    11                     217,770.18                            Yes      Hard                        No
    12                     206,736.54                            Yes      Hard                        No
    13                     169,535.62                            Yes      Hard                        No
    14                     137,165.47          20                Yes      Hard                        No
    15                     126,119.33          119               No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    16                      62,879.63                            Yes      Hard                        No               Crossed A
    17                      43,317.08                            Yes      Hard                        No               Crossed A
    18                      32,138.48                            Yes      Hard                        No               Crossed A
    19                      23,754.53                            Yes      Hard                        No               Crossed A
    20                      17,466.56                            Yes      Hard                        No               Crossed A
------------------------------------------------------------------------------------------------------------------------------------
    21                      16,069.24                            Yes      Hard                        No               Crossed A
    22                     155,998.06                            No       NAP                         No
   22-a
   22-b
   22-c
------------------------------------------------------------------------------------------------------------------------------------
   22-d
   22-e
    23                     115,203.13          32                No       NAP                         No
    24                     120,702.00          20                Yes      Hard                        No
    25                     112,446.61          58                Yes      Hard                        No
------------------------------------------------------------------------------------------------------------------------------------
    26                     114,776.45          24                Yes      Springing Hard              No
    27                     105,157.18          24                Yes      Springing Hard             Yes
    28                      89,681.85          60                No       NAP                         No
    29                     116,280.58                            No       NAP                         No
    30                      37,068.54          33                No       NAP                         No               Crossed B
------------------------------------------------------------------------------------------------------------------------------------
    31                      35,981.40          33                No       NAP                         No               Crossed B
    32                      20,374.94          33                No       NAP                         No               Crossed B
    33                      87,122.63          119               No       NAP                         No
    34                     114,576.94                            Yes      Hard                        No
    35                     113,662.50                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    36                      87,241.67          11                No       NAP                         No
    37                     102,869.27                            No       NAP                         No
    38                      83,540.22           3                No       NAP                         No
    39                      74,333.67          20                Yes      Hard                        No
    40                      88,400.68                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    41                      92,559.83                            No       NAP                         No
    42                      69,739.58          119               No       NAP                         No
    43                      92,934.96                            No       NAP                         No
    44                      67,146.48          12                No       NAP                         No
    45                      73,467.44          57                Yes      Hard                       Yes
------------------------------------------------------------------------------------------------------------------------------------
    46                      73,380.21          56                No       NAP                         No
    47                      69,831.60          33                No       NAP                         No
    48                      86,395.82                            No       NAP                         No
    49                      82,596.92                            No       NAP                         No
    50                      63,638.43          22                No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    51                      60,208.10          35                No       NAP                         No
    52                      88,314.31                            Yes      Springing Hard              No
    53                      70,503.61                            No       NAP                         No
    54                      70,101.81                            No       NAP                         No
    55                      52,803.33          60                No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    56                      47,855.56          120               No       NAP                         No
    57                      47,401.04          58                No       NAP                         No
    58                      67,009.64                            No       NAP                         No
    59                      51,062.15          35                No       NAP                         No
    60                      52,379.19          57                Yes      Hard                       Yes
------------------------------------------------------------------------------------------------------------------------------------
    61                      46,562.85          119               No       NAP                         No
    62                      45,744.55          58                No       NAP                         No
    63                      42,738.13          59                No       NAP                         No
    64                      57,629.06                            No       NAP                         No
    65                      46,860.81          22                Yes      Hard                        No
------------------------------------------------------------------------------------------------------------------------------------
    66                      47,420.85          23                No       NAP                         No
    67                      45,822.71          17                No       NAP                         No
   67-a
   67-b
    68                      47,103.59          58                Yes      Hard                       Yes
------------------------------------------------------------------------------------------------------------------------------------
    69                      66,217.70                            No       NAP                         No
   69-a
   69-b
   69-c
    70                      55,237.14                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    71                      56,573.06                            No       NAP                         No
    72                      52,106.32                            No       NAP                         No
    73                      56,551.01                            Yes      Springing Hard              No
    74                      51,067.13                            Yes      Springing Hard             Yes
    75                      58,759.78                            Yes      Hard                        No
------------------------------------------------------------------------------------------------------------------------------------
   75-a
   75-b
   75-c
   75-d
   75-e
------------------------------------------------------------------------------------------------------------------------------------
   75-f
   75-g
   75-h
   75-i
   75-j
------------------------------------------------------------------------------------------------------------------------------------
   75-k
    76                      54,838.32                            Yes      Hard                       Yes
    77                      38,996.70          24                No       NAP                         No
    78                      35,311.50          59                No       NAP                        Yes
    79                      34,918.33          21                Yes      Soft, Springing Hard       Yes
------------------------------------------------------------------------------------------------------------------------------------
    80                      44,962.42                            No       NAP                         No
    81                      46,736.62                            No       NAP                         No
    82                      46,657.21                            Yes      Springing Hard             Yes
    83                      40,752.01                            No       NAP                         No
   83-a
------------------------------------------------------------------------------------------------------------------------------------
   83-b
   83-c
   83-d
   83-e
   83-f
------------------------------------------------------------------------------------------------------------------------------------
   83-g
   83-h
   83-i
   83-j
    84                      34,399.77          60                Yes      Hard                       Yes
------------------------------------------------------------------------------------------------------------------------------------
    85                      32,196.04          23                No       NAP                         No
    86                      34,253.73          57                Yes      Hard                       Yes
    87                      51,448.52                            Yes      Springing Hard              No
   87-a
   87-b
------------------------------------------------------------------------------------------------------------------------------------
   87-c
    88                      39,725.10                            No       NAP                         No
    89                      39,864.25                            No       NAP                         No
    90                      30,872.92          18                No       NAP                         No
    91                      32,174.07          34                Yes      Springing Hard              No
------------------------------------------------------------------------------------------------------------------------------------
    92                      29,691.31           8                No       NAP                         No
    93                      28,118.52           6                No       NAP                         No
    94                      45,442.68                            No       NAP                         No
    95                      34,626.98                            No       NAP                         No
    96                      34,947.03                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    97                      27,737.47          60                Yes      Hard                       Yes
    98                      32,922.85                            No       NAP                         No
    99                      35,394.25                            Yes      Hard                        No
    100                     34,067.34                            Yes      Springing Hard              No
    101                     34,862.06                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    102                     33,718.07                            No       NAP                         No
    103                     27,508.50          57                Yes      Hard                       Yes
    104                     32,756.18                            No       NAP                         No
    105                     31,510.92                            No       NAP                         No
    106                     32,399.75                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    107                     30,043.60                            No       NAP                         No
    108                     31,550.67                            No       NAP                        Yes
    109                     29,551.99                            No       NAP                         No
    110                     29,997.75                            No       NAP                         No
    111                     28,257.52                            Yes      Hard                        No
------------------------------------------------------------------------------------------------------------------------------------
    112                     31,854.00                            No       NAP                         No
    113                     29,578.76                            No       NAP                         No
    114                     27,548.28                            No       NAP                         No
    115                     26,172.86                            No       NAP                         No
    116                     26,785.48                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    117                     28,595.07                            No       NAP                         No
    118                     26,525.75                            No       NAP                         No
    119                     26,512.16                            No       NAP                         No
    120                     27,737.67                            No       NAP                         No
    121                     29,298.48                            Yes      Hard                        No
------------------------------------------------------------------------------------------------------------------------------------
    122                     26,238.14                            No       NAP                         No
    123                     25,677.47                            No       NAP                         No
    124                     31,981.52                            No       NAP                         No
    125                     26,320.68                            No       NAP                         No
    126                     28,432.19                            Yes      Springing Hard              No
------------------------------------------------------------------------------------------------------------------------------------
    127                     26,855.51                            No       NAP                         No
    128                     23,686.16                            No       NAP                         No
    129                     26,432.55                            No       NAP                         No
    130                     19,418.00          59                No       NAP                         No
    131                     19,261.35          22                No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    132                     29,775.88                            Yes      Springing Hard             Yes
    133                     28,473.20                            No       NAP                         No
    134                     31,958.46                            No       NAP                         No
    135                     18,452.78          23                Yes      Hard                       Yes
    136                     24,536.75                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    137                     23,537.21                            Yes      Hard                       Yes
    138                     17,552.02          59                No       NAP                        Yes
    139                     17,896.72          36                No       NAP                        Yes
    140                     23,137.40                            No       NAP                         No
    141                     22,250.86                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    142                     21,841.05                            No       NAP                         No
    143                     18,351.39          58                No       NAP                         No
    144                     22,336.55                            No       NAP                         No
    145                     20,702.20                            No       NAP                         No
    146                     21,997.18                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    147                     15,432.83          58                No       NAP                         No
    148                     21,627.47                            Yes      Springing Hard             Yes
    149                     21,568.69                            No       NAP                         No
    150                     20,042.55                            No       NAP                        Yes
    151                     14,650.69          119               No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    152                     14,414.97          34                No       NAP                         No
    153                     15,267.48          60                No       NAP                         No
    154                     21,182.23                            Yes      Springing Hard             Yes
    155                     19,498.21                            No       NAP                         No
    156                     17,688.22                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    157                     18,426.92          12                No       NAP                         No
    158                     13,525.28          59                Yes      Hard                       Yes
    159                     12,227.50          119               Yes      Hard                        No
    160                     18,048.30                            No       NAP                         No
    161                     16,657.35                            Yes      Springing Hard             Yes
------------------------------------------------------------------------------------------------------------------------------------
    162                     16,556.97                            No       NAP                         No
    163                     16,355.39                            No       NAP                         No
    164                     28,913.62                            No       NAP                         No
    165                     12,068.23          10                No       NAP                         No
    166                     11,115.00          57                No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    167                     18,170.14                            No       NAP                         No
    168                     11,158.35          59                Yes      Hard                       Yes
    169                     11,621.80          10                No       NAP                         No
    170                     13,856.36                            Yes      Hard                        No
   170-a
------------------------------------------------------------------------------------------------------------------------------------
   170-b
    171                     13,891.47                            No       NAP                         No
    172                     10,256.67          59                Yes      Hard                       Yes
    173                     13,978.67                            No       NAP                         No
    174                     13,911.18                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    175                     10,143.96          59                Yes      Hard                       Yes
    176                     12,522.14                            No       NAP                         No
    177                     14,359.56                            No       NAP                         No
    178                     12,061.42                            No       NAP                         No
    179                     11,396.78                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    180                     14,392.45                            No       NAP                         No
    181                     11,633.37                            No       NAP                         No
    182                     11,630.32                            No       NAP                         No
    183                     11,169.96                            No       NAP                         No
    184                     10,704.69                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    185                      9,663.08                            No       NAP                         No
    186                     11,481.37                            No       NAP                         No
    187                      9,104.13                            No       NAP                         No
    188                      8,432.33                            No       NAP                         No
    189                      7,235.11                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    190                      7,074.33                            No       NAP                         No
    191                      7,003.54                            No       NAP                         No
    192                      7,207.55                            No       NAP                         No
    193                      7,396.51                            Yes      Hard                        No
    194                      8,336.19                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    195                      7,087.32                            No       NAP                         No
    196                      5,438.25          12                No       NAP                         No
    197                      6,355.45                            No       NAP                         No
    198                      5,703.01                            No       NAP                         No
    199                      6,347.66                            No       NAP                         No
------------------------------------------------------------------------------------------------------------------------------------
    200                      3,572.97                            No       NAP                         No




                                    DSCR
                               AFTER INITIAL            GRACE             PAYMENT                APPRAISED       APPRAISAL
    ID          DSCR (5)         IO PERIOD          PERIOD (DAYS)           DATE                 VALUE($)(6)    AS-OF DATE (6)
----------------------------------------------------------------------------------------------------------------------------------

     1            1.54              1.25                  0                 1st                182,600,000        5/5/2005
     2            1.50              NAP                   5                 1st                146,400,000       5/17/2005
     3            1.93              1.52                  0                 5th                 93,000,000        5/1/2005
     4            1.74              NAP                   0                 5th                 80,500,000        7/1/2005
     5            2.09              1.56                  5                 1st                 71,600,000       3/18/2005
----------------------------------------------------------------------------------------------------------------------------------
     6            1.41              NAP                   5                 1st                 70,000,000       6/15/2005
     7            1.92              1.54                  0                 5th                 64,800,000        8/1/2005
     8            1.39              NAP                   0                 1st                 73,700,000        9/1/2005
     9            1.51              NAP                   5                 1st                 60,000,000       4/27/2005
    10            1.53              1.25                  0                 1st                 53,000,000       4/11/2005
----------------------------------------------------------------------------------------------------------------------------------
    11            1.27              NAP                   0                 1st                 56,100,000       5/11/2005
    12            1.21              NAP                   5                 1st                 45,750,000       1/14/2005
    13            1.31              NAP                   0                 1st                 42,300,000       6/15/2005
    14            2.11              1.58                  5                 1st                 48,500,000       3/16/2005
    15            1.88              NAP                   5                 1st                 45,800,000       5/26/2005
----------------------------------------------------------------------------------------------------------------------------------
    16            1.44              NAP                   0                 5th                 13,800,000        6/1/2005
    17            1.44              NAP                   0                 5th                  9,200,000        6/1/2005
    18            1.44              NAP                   0                 5th                  6,900,000        6/1/2005
    19            1.44              NAP                   0                 5th                  5,100,000        6/1/2005
    20            1.44              NAP                   0                 5th                  4,100,000        6/1/2005
----------------------------------------------------------------------------------------------------------------------------------
    21            1.44              NAP                   0                 5th                  3,800,000        6/1/2005
    22            1.10              NAP                   0                 5th                 30,100,000        Various
   22-a                                                                                          9,400,000       5/17/2005
   22-b                                                                                          6,300,000       5/20/2005
   22-c                                                                                          5,200,000       5/17/2005
----------------------------------------------------------------------------------------------------------------------------------
   22-d                                                                                          5,300,000       5/17/2005
   22-e                                                                                          3,900,000       5/20/2005
    23            1.69              1.34                  5                 1st                 34,000,000       3/24/2005
    24            2.38              1.78                  5                 1st                 38,400,000       3/23/2005
    25            1.80              1.42                  5                 1st                 35,000,000        5/1/2005
----------------------------------------------------------------------------------------------------------------------------------
    26            1.60              1.30                  5                 1st                 34,200,000       7/16/2005
    27            1.64              1.30                  0                 5th                 32,000,000       7/15/2005
    28            1.62              1.27                  5                 1st                 30,000,000       6/29/2005
    29            1.34              NAP                   5                 1st                 28,250,000        6/2/2005
    30            1.66              1.34                  15                1st                 10,500,000       3/22/2005
----------------------------------------------------------------------------------------------------------------------------------
    31            1.66              1.34                  15                1st                 10,600,000       3/22/2005
    32            1.66              1.34                  15                1st                  5,850,000       3/22/2005
    33            1.56              NAP                   0                 5th                 27,000,000        6/1/2005
    34            1.31              NAP                   5                 1st                 26,500,000       4/18/2005
    35            1.20              NAP                   5                 1st                 38,000,000       6/10/2005
----------------------------------------------------------------------------------------------------------------------------------
    36            1.52              1.26                  0                 1st                 24,500,000       2/24/2005
    37            1.45              NAP                   5                 1st                 26,600,000       5/16/2005
    38            1.64              1.36                  0                 1st                 22,000,000        9/1/2005
    39            2.62              1.96                  5                 1st                 26,150,000       3/21/2005
    40            1.19              NAP                   0                 5th                 24,500,000       5/26/2005
----------------------------------------------------------------------------------------------------------------------------------
    41            1.28              NAP                   5                 1st                 20,500,000       4/30/2005
    42            2.26              NAP                   0                 1st                 34,200,000       10/1/2005
    43            1.31              NAP                   5                 1st                 22,700,000       4/12/2005
    44            1.74              1.37                  5                 1st                 20,000,000       2/28/2005
    45            1.68              1.39                  5                 1st                 19,500,000       4/28/2005
----------------------------------------------------------------------------------------------------------------------------------
    46            1.56              1.30                  0                 1st                 20,700,000       3/16/2005
    47            1.92              1.57                  0                 1st                 22,800,000       5/10/2005
    48            1.23              NAP                   5                 1st                 20,000,000        4/3/2005
    49            1.45              NAP                   0                 5th                 20,660,000       6/15/2005
    50            1.52              1.24                  5                 1st                 21,250,000       4/26/2005
----------------------------------------------------------------------------------------------------------------------------------
    51            1.67              1.33                  5                 1st                 18,690,000       5/18/2005
    52            1.74              NAP                   5                 1st                 19,600,000       3/17/2005
    53            2.15              NAP                   5                 1st                 25,000,000       3/16/2005
    54            1.39              NAP                   0                 1st                 16,800,000       2/25/2005
    55            1.59              1.24                  5                 1st                 15,800,000       6/29/2005
----------------------------------------------------------------------------------------------------------------------------------
    56            2.45              NAP                   0                 1st                 18,500,000        7/1/2005
    57            2.17              NAP                   0                 1st                 20,500,000       6/20/2005
    58            1.26              NAP                   5                 1st                 17,000,000       4/20/2005
    59            1.71              1.39                  5                 1st                 14,200,000       5/13/2005
    60            1.40              1.15                  5                 1st                 13,900,000       4/27/2005
----------------------------------------------------------------------------------------------------------------------------------
    61            2.36              NAP                   0                 1st                 18,725,000        6/3/2005
    62            1.55              1.22                  5                 1st                 13,600,000       5/27/2005
    63            2.13              NAP                   0                 1st                 18,400,000       6/20/2005
    64            1.49              NAP                   0                 1st                 16,655,000        6/3/2005
    65            1.60              1.28                  0                 1st                 13,800,000        4/3/2005
----------------------------------------------------------------------------------------------------------------------------------
    66            1.71              1.37                  0                 1st                 18,200,000       6/15/2005
    67            1.77              1.42                  0                 5th                 13,300,000       4/15/2005
   67-a                                                                                          6,700,000       4/15/2005
   67-b                                                                                          6,600,000       4/15/2005
    68            1.58              1.30                  5                 1st                 12,500,000       4/26/2005
----------------------------------------------------------------------------------------------------------------------------------
    69            1.25              NAP                   0                 5th                 15,580,000        Various
   69-a                                                                                          9,800,000        4/5/2005
   69-b                                                                                          3,300,000       6/15/2005
   69-c                                                                                          2,480,000        5/1/2005
    70            1.38              NAP                   0                 1st                 14,800,000        3/9/2005
----------------------------------------------------------------------------------------------------------------------------------
    71            1.24              NAP                   0                 1st                 13,750,000        7/1/2005
    72            1.57              NAP                   0                 1st                 15,500,000        8/1/2005
    73            1.68              NAP                   5                 1st                 12,500,000       6/24/2005
    74            1.31              NAP                   0                 1st                 11,800,000       6/10/2005
    75            1.35              NAP                   5                 1st                 15,900,000        Various
----------------------------------------------------------------------------------------------------------------------------------
   75-a                                                                                          1,730,000       3/29/2005
   75-b                                                                                          1,730,000       3/15/2005
   75-c                                                                                          1,520,000       3/28/2005
   75-d                                                                                          1,500,000       3/29/2005
   75-e                                                                                          1,490,000       3/28/2005
----------------------------------------------------------------------------------------------------------------------------------
   75-f                                                                                          1,460,000       3/15/2005
   75-g                                                                                          1,430,000       3/29/2005
   75-h                                                                                          1,300,000       3/28/2005
   75-i                                                                                          1,270,000       3/29/2005
   75-j                                                                                          1,270,000       3/28/2005
----------------------------------------------------------------------------------------------------------------------------------
   75-k                                                                                          1,200,000       3/15/2005
    76            1.74              NAP                   5                 1st                 15,500,000       2/16/2005
    77            1.50              1.22                  0                 5th                 11,100,000       5/15/2005
    78            2.22              NAP                   0                 1st                 14,000,000       3/15/2005
    79            1.68              1.33                  5                 1st                 10,500,000       5/12/2005
----------------------------------------------------------------------------------------------------------------------------------
    80            1.33              NAP                   5                 1st                 11,200,000       2/10/2005
    81            1.31              NAP                   5                 1st                 12,040,000        4/1/2005
    82            1.61              NAP                   5                 1st                 10,300,000       5/19/2005
    83            1.21              NAP                   5                 1st                  9,930,000       5/23/2005
   83-a                                                                                          1,900,000       5/23/2005
----------------------------------------------------------------------------------------------------------------------------------
   83-b                                                                                          1,730,000       5/23/2005
   83-c                                                                                          1,590,000       5/23/2005
   83-d                                                                                            920,000       5/23/2005
   83-e                                                                                            850,000       5/23/2005
   83-f                                                                                            800,000       5/23/2005
----------------------------------------------------------------------------------------------------------------------------------
   83-g                                                                                            770,000       5/23/2005
   83-h                                                                                            510,000       5/23/2005
   83-i                                                                                            470,000       5/23/2005
   83-j                                                                                            390,000       5/23/2005
    84            1.60              1.27                  5                 1st                 10,700,000       6/14/2005
----------------------------------------------------------------------------------------------------------------------------------
    85            2.03              1.62                  5                 1st                 10,200,000        6/1/2005
    86            1.43              1.18                  5                 1st                  9,100,000       4/26/2005
    87            1.36              NAP                   5                 1st                 11,000,000        8/9/2004
   87-a                                                                                          3,900,000        8/9/2004
   87-b                                                                                          3,600,000        8/9/2004
----------------------------------------------------------------------------------------------------------------------------------
   87-c                                                                                          3,500,000        8/9/2004
    88            1.31              NAP                   5                 1st                  9,800,000       9/14/2004
    89            1.42              NAP                   5                 1st                  9,425,000       11/29/2004
    90            1.75              1.40                  0                 1st                  9,700,000       12/16/2004
    91            1.91              1.56                  5                 1st                 10,300,000        5/4/2005
----------------------------------------------------------------------------------------------------------------------------------
    92            2.03              1.63                  5                 1st                  9,200,000        4/3/2005
    93            1.86              1.48                  5                 1st                  9,900,000        2/1/2005
    94            1.66              NAP                   5                 1st                 12,300,000       2/10/2005
    95            1.37              NAP                   5                 1st                  8,750,000       7/13/2005
    96            1.35              NAP                   5                 1st                  9,300,000       3/23/2005
----------------------------------------------------------------------------------------------------------------------------------
    97            1.64              1.32                  5                 1st                  7,910,000       6/11/2005
    98            1.21              NAP                   0                 5th                  8,000,000        6/1/2005
    99            1.30              NAP                   5                 1st                  8,550,000       5/16/2005
    100           2.03              NAP                   5                 1st                 10,600,000       4/26/2005
    101           1.48              NAP                   5                 1st                  8,200,000       4/12/2005
----------------------------------------------------------------------------------------------------------------------------------
    102           1.36              NAP                   5                 1st                  8,700,000       4/19/2005
    103           1.34              1.11                  5                 1st                  7,300,000       4/28/2005
    104           1.36              NAP                   5                 1st                  8,500,000       6/17/2005
    105           1.44              NAP                   0                 5th                  9,700,000       6/20/2005
    106           1.56              NAP                   5                 1st                  8,300,000       5/26/2005
----------------------------------------------------------------------------------------------------------------------------------
    107           1.56              NAP                   5                 1st                  8,200,000       4/28/2005
    108           1.23              NAP                   0                 2nd                  7,150,000       6/20/2005
    109           1.63              NAP                   0                 3rd                  8,300,000       6/23/2005
    110           1.25              NAP                   0                 5th                  6,700,000       5/31/2005
    111           1.51              NAP                   5                 1st                  7,600,000       4/28/2005
----------------------------------------------------------------------------------------------------------------------------------
    112           1.69              NAP                   0                 5th                  8,000,000        4/1/2005
    113           1.45              NAP                   5                 1st                  6,800,000       5/10/2005
    114           1.43              NAP                   5                 1st                  7,600,000       7/10/2005
    115           3.38              NAP                   0                 1st                 14,900,000       6/19/2005
    116           1.29              NAP                   0                 1st                  6,800,000       6/15/2005
----------------------------------------------------------------------------------------------------------------------------------
    117           1.31              NAP                   5                 1st                  6,900,000       4/18/2005
    118           1.42              NAP                   5                 1st                  6,500,000       7/13/2005
    119           1.45              NAP                   15                1st                  6,100,000        7/1/2005
    120           1.34              NAP                   0                 1st                  7,000,000       7/19/2005
    121           1.33              NAP                   5                 1st                  6,450,000       7/21/2005
----------------------------------------------------------------------------------------------------------------------------------
    122           1.75              NAP                   0                 1st                  7,400,000        6/6/2005
    123           1.44              NAP                   5                 1st                  5,800,000       3/22/2005
    124           1.20              NAP                   0                 5th                  6,000,000       6/10/2005
    125           1.53              NAP                   0                 5th                  7,300,000        5/1/2005
    126           1.59              NAP                   5                 1st                  6,300,000        5/1/2005
----------------------------------------------------------------------------------------------------------------------------------
    127           2.07              NAP                   0                 1st                 10,600,000       6/22/2005
    128           2.55              NAP                   5                 1st                  9,000,000       6/16/2005
    129           1.90              NAP                   0                 1st                  8,350,000        6/2/2005
    130           1.85              1.47                  0                 1st                  6,250,000        7/1/2005
    131           1.84              1.46                  5                 1st                  5,625,000       3/24/2005
----------------------------------------------------------------------------------------------------------------------------------
    132           1.18              NAP                   5                 1st                  5,800,000       3/16/2005
    133           1.54              NAP                   0                 1st                  6,580,000       6/29/2005
    134           1.22              NAP                   5                 1st                  6,665,000       1/14/2005
    135           1.73              1.38                  0                 5th                  5,265,000       5/20/2005
    136           1.92              NAP                   0                 1st                  6,500,000        5/2/2005
----------------------------------------------------------------------------------------------------------------------------------
    137           1.30              NAP                   0                 5th                  5,400,000       6/16/2005
    138           1.88              NAP                   0                 1st                  7,200,000       6/27/2005
    139           1.64              1.31                  0                 1st                  5,525,000       7/30/2005
    140           1.37              NAP                   0                 1st                  5,500,000        3/2/2005
    141           1.29              NAP                   5                 1st                  5,500,000       5/26/2005
----------------------------------------------------------------------------------------------------------------------------------
    142           1.94              NAP                   0                 3rd                  7,600,000        7/8/2005
    143           2.59              2.11                  5                 1st                  8,500,000       12/29/2004
    144           1.49              NAP                   5                 1st                  5,615,000       5/24/2005
    145           1.31              NAP                   0                 5th                  4,965,000       5/16/2005
    146           1.19              NAP                   0                 5th                  4,900,000       5/19/2005
----------------------------------------------------------------------------------------------------------------------------------
    147           2.33              NAP                   0                 1st                  6,400,000        6/2/2005
    148           1.32              NAP                   5                 1st                  5,000,000       3/17/2005
    149           1.20              NAP                   5                 1st                  5,630,000        4/5/2005
    150           1.34              NAP                   5                 1st                  4,890,000       4/25/2005
    151           2.50              NAP                   0                 5th                  8,240,000       6/21/2005
----------------------------------------------------------------------------------------------------------------------------------
    152           1.53              1.22                  0                 5th                  4,125,000       5/11/2005
    153           1.64              1.35                  5                 1st                  4,500,000        3/3/2005
    154           1.27              NAP                   5                 1st                  4,020,000        9/1/2005
    155           1.25              NAP                   0                 1st                  4,300,000        1/2/2005
    156           1.35              NAP                   5                 1st                  4,125,000       3/17/2005
----------------------------------------------------------------------------------------------------------------------------------
    157           1.32              NAP                   0                 1st                  4,200,000       5/15/2005
    158           1.75              1.37                  5                 1st                  4,400,000        5/5/2005
    159           3.02              NAP                   5                 1st                  7,750,000        7/5/2005
    160           1.43              NAP                   0                 1st                  3,740,000       2/22/2005
    161           1.26              NAP                   0                 5th                  4,085,000       5/10/2005
----------------------------------------------------------------------------------------------------------------------------------
    162           1.59              NAP                   5                 1st                  4,300,000        4/8/2005
    163           1.31              NAP                   15                1st                  3,400,000        3/7/2005
    164           1.13              NAP                   0                 1st                  4,600,000       9/30/2004
    165           1.91              1.55                  0                 3rd                  3,700,000       5/25/2005
    166           2.26              NAP                   0                 1st                  4,450,000       3/14/2005
----------------------------------------------------------------------------------------------------------------------------------
    167           1.19              NAP                   5                 1st                  3,290,000       4/12/2005
    168           1.83              1.43                  5                 1st                  3,800,000        5/4/2005
    169           1.80              1.48                  0                 1st                  3,785,000       4/27/2005
    170           1.20              NAP                   5                 1st                  2,950,000        Various
   170-a                                                                                         1,495,000       4/26/2005
----------------------------------------------------------------------------------------------------------------------------------
   170-b                                                                                         1,455,000       4/28/2005
    171           1.32              NAP                   5                 1st                  3,750,000        5/4/2005
    172           1.91              1.50                  5                 1st                  3,600,000        5/4/2005
    173           1.35              NAP                   0                 1st                  3,200,000        7/1/2005
    174           1.32              NAP                   0                 5th                  3,100,000       5/11/2005
----------------------------------------------------------------------------------------------------------------------------------
    175           1.90              1.49                  5                 1st                  3,600,000        5/5/2005
    176           1.54              NAP                   5                 1st                  3,090,000        4/5/2005
    177           1.62              NAP                   5                 3rd                  4,000,000       10/1/2004
    178           1.28              NAP                   5                 1st                  3,125,000       5/20/2005
    179           1.60              NAP                   5                 1st                  3,150,000       5/25/2005
----------------------------------------------------------------------------------------------------------------------------------
    180           1.37              NAP                   0                 1st                  3,850,000       5/16/2005
    181           1.25              NAP                   5                 1st                  2,600,000        4/8/2005
    182           1.36              NAP                   5                 1st                  3,000,000        4/8/2005
    183           1.33              NAP                   0                 1st                  2,550,000        5/2/2005
    184           1.34              NAP                   5                 1st                  2,400,000       6/13/2005
----------------------------------------------------------------------------------------------------------------------------------
    185           1.82              NAP                   5                 1st                  3,220,000       10/21/2004
    186           1.36              NAP                   5                 1st                  2,100,000        4/8/2005
    187           1.45              NAP                   0                 1st                  1,960,000       6/18/2005
    188           1.45              NAP                   5                 1st                  2,020,000       6/18/2005
    189           1.82              NAP                   0                 1st                  2,350,000       6/30/2005
----------------------------------------------------------------------------------------------------------------------------------
    190           2.93              NAP                   5                 1st                  3,820,000       4/19/2005
    191           3.71              NAP                   0                 5th                  4,250,000       7/23/2005
    192           2.09              NAP                   5                 1st                  2,935,000        3/1/2005
    193           1.22              NAP                   5                 1st                  1,564,000        5/6/2005
    194           1.55              NAP                   0                 1st                  2,950,000       6/13/2005
----------------------------------------------------------------------------------------------------------------------------------
    195           1.56              NAP                   5                 1st                  1,880,000       3/31/2005
    196           1.61              1.28                  0                 1st                  1,700,000        6/1/2005
    197           2.21              NAP                   5                 1st                  2,550,000       4/27/2005
    198           1.58              NAP                   0                 1st                  1,840,000       6/28/2005
    199           1.22              NAP                   0                 1st                  1,400,000       6/22/2005
----------------------------------------------------------------------------------------------------------------------------------
    200           1.22              NAP                   0                 1st                    740,000       6/13/2005





               CUT-OFF                 LTV
               DATE LTV              RATIO AT
    ID        RATIO (6)        MATURITY OR ARD (6)      ADDRESS
-----------------------------------------------------------------------------------------------------------------------------

     1          75.3%                 73.4%             8440 Limekiln Pike
     2          74.4%                 74.4%             4601-5051 East Ray Road
     3          77.4%                 67.1%             1 Design Center Place
     4          68.6%                 68.6%             1001 Haxall Pointe
     5          68.9%                 56.4%             8028 Leesburg Pike
-----------------------------------------------------------------------------------------------------------------------------
     6          68.5%                 57.0%             1221 Honoapiilani Highway & 1251 - 1307 Front Street
     7          72.5%                 63.3%             1200 King Street
     8          59.7%                 50.6%             1301 WP Ball Boulevard
     9          69.0%                 57.4%             6360 West Sunset Boulevard
    10          76.9%                 67.4%             1000-1690 Nixon Drive
-----------------------------------------------------------------------------------------------------------------------------
    11          71.2%                 59.0%             1800 SE Cordova Road
    12          78.4%                 66.1%             300 Garfield Avenue
    13          73.2%                 60.7%             2 & 4 Gannett Drive
    14          62.7%                 51.4%             20 Second Avenue Southwest
    15          64.4%                 64.4%             555 East Wells Street
-----------------------------------------------------------------------------------------------------------------------------
    16          65.1%                 42.5%             1000 North Interstate Drive
    17          65.1%                 42.5%             650 George Nigh Expressway
    18          65.1%                 42.5%             2112 West Main Street
    19          65.1%                 42.5%             2904 Michelle Drive
    20          65.1%                 42.5%             2900 U.S. Highway 75 North
-----------------------------------------------------------------------------------------------------------------------------
    21          65.1%                 42.5%             2101 South Mississippi Avenue
    22          75.4%                 60.4%             Various
   22-a                                                 469 Hurffville-Cross Keys Road
   22-b                                                 2520 Market Street
   22-c                                                 295 Bridgeton Pike
-----------------------------------------------------------------------------------------------------------------------------
   22-d                                                 36 S. New York Road
   22-e                                                 4353 Oregon Pike
    23          79.4%                 70.5%             500 South River Street
    24          69.7%                 57.1%             2200 East Holt Boulevard
    25          75.0%                 69.4%             93 Worth Street /335 Broadway
-----------------------------------------------------------------------------------------------------------------------------
    26          73.8%                 64.6%             18301 - 18399 E. Colima Road & 1600-1606 Fullerton Road
    27          76.6%                 66.5%             4995 South Fort Apache Rd
    28          71.3%                 65.8%             13100 Monte del Lago
    29          75.0%                 62.2%             257 East 200 South
    30          77.0%                 68.7%             1189 East County Line Road
-----------------------------------------------------------------------------------------------------------------------------
    31          77.0%                 68.7%             900 East County Line Road
    32          77.0%                 68.7%             1060 County Line Road
    33          75.9%                 75.9%             6101 16th Street, NW
    34          77.2%                 64.5%             2360 Lakewood Road (Route 9)
    35          53.7%                 49.8%             7200 South Military Trail
-----------------------------------------------------------------------------------------------------------------------------
    36          77.6%                 67.3%             2285 South Federal Highway
    37          69.5%                 49.2%             2100-2700 South Eagle Road
    38          79.5%                 67.7%             1000 North Huron River Drive
    39          63.0%                 51.6%             1895 Sidewinder Drive
    40          66.5%                 55.0%             12241-12381 Arrowhead Street
-----------------------------------------------------------------------------------------------------------------------------
    41          79.4%                 56.8%             6501 - 6595 Roosevelt Blvd
    42          47.5%                 47.5%             3975 Virginia Mallory Drive
    43          70.7%                 59.6%             2 Hudson Place
    44          80.0%                 67.6%             N/W/C Weston Road & Blatt Blvd.
    45          80.0%                 67.1%             1401 Windmill Way
-----------------------------------------------------------------------------------------------------------------------------
    46          72.5%                 67.7%             600 North Westshore Boulevard
    47          65.8%                 59.0%             4810-4832 Lincoln Blvd & 13274 Fiji Way
    48          74.8%                 63.0%             420 Grand Street
    49          68.6%                 57.9%             100 Sterling Oaks Drive
    50          65.9%                 57.6%             7545 Bayview Club Drive
-----------------------------------------------------------------------------------------------------------------------------
    51          74.9%                 66.5%             6725 & 6650 Via Austi Parkway
    52          69.7%                 63.4%             1587 Spring Hill Road
    53          51.8%                 36.3%             200 Glen Cove Road
    54          76.6%                 65.8%             12520 SW 120 Street
    55          79.7%                 73.6%             3150 N.E. 36th Avenue
-----------------------------------------------------------------------------------------------------------------------------
    56          64.9%                 64.9%             6832 & 6858 Old Dominion Drive
    57          58.4%                 58.4%             515 Berlin-Cross Keys Road
    58          70.4%                 58.8%             47 & 51-71 Tamal Vista Blvd.
    59          78.9%                 76.9%             647 Highway 18
    60          80.0%                 67.1%             836 Cooper Landing Road
-----------------------------------------------------------------------------------------------------------------------------
    61          58.7%                 58.7%             1100 North Wood Dale Road
    62          79.8%                 73.7%             8100 U.S. Highway 31
    63          58.7%                 58.7%             5807-5955 East Sam Houston Parkway North
    64          64.2%                 55.3%             2905-2957 Vineland Road
    65          77.3%                 67.4%             7246-7422 Gall Boulevard
-----------------------------------------------------------------------------------------------------------------------------
    66          58.5%                 51.1%             1610-1670 East Camelback Road
    67          77.8%                 67.1%             Various
   67-a                                                 2875 Presidential Drive
   67-b                                                 2940 Presidential Drive
    68          80.0%                 67.1%             177 Willis Road
-----------------------------------------------------------------------------------------------------------------------------
    69          63.9%                 46.2%             Various
   69-a                                                 13707 Embassy Row
   69-b                                                 226 W. Bitters Road
   69-c                                                 11881 Bandera Road
    70          65.8%                 55.1%             229 Queen Anne Avenue North
-----------------------------------------------------------------------------------------------------------------------------
    71          69.8%                 59.0%             5330 Stop 11 Road
    72          59.9%                 50.0%             27983 Seco Canyon Road
    73          73.6%                 56.2%             117 Fort Evans Road NE
    74          76.3%                 63.8%             160 Granite Avenue
    75          56.4%                 44.2%             Various
-----------------------------------------------------------------------------------------------------------------------------
   75-a                                                 33800 23 Mile Road
   75-b                                                 3100 West Highland
   75-c                                                 49060 Dequindre Road
   75-d                                                 35931 26 Mile Road
   75-e                                                 15159 22 Mile Road
-----------------------------------------------------------------------------------------------------------------------------
   75-f                                                 29351 Northline Road
   75-g                                                 27010 Dequindre Road
   75-h                                                 16570 24 Mile Road
   75-i                                                 25005 Groesbeck Highway
   75-j                                                 35872 Utica Road
-----------------------------------------------------------------------------------------------------------------------------
   75-k                                                 39390 Ecorse Road
    76          55.1%                 42.9%             300 Stillwater Avenue
    77          76.6%                 67.1%             5575 Riverdale Road
    78          59.0%                 59.0%             4481 Campus Drive
    79          78.1%                 67.6%             6625-6669 Dixie Highway
-----------------------------------------------------------------------------------------------------------------------------
    80          71.4%                 59.6%             4000 Boston Post Road
    81          65.3%                 49.4%             1200 South Highland Avenue
    82          74.9%                 56.9%             5793 Greenwich Road
    83          76.4%                 63.1%             Various
   83-a                                                 2310 - 2312 Delancey Street
-----------------------------------------------------------------------------------------------------------------------------
   83-b                                                 2025 - 2027 Walnut Street
   83-c                                                 2051 Walnut Street
   83-d                                                 1010 - 1012 Clinton Street
   83-e                                                 2209 Walnut Street
   83-f                                                 703 Walnut Street
-----------------------------------------------------------------------------------------------------------------------------
   83-g                                                 1734 Spruce Street
   83-h                                                 420 South 15th Street
   83-i                                                 1535 Pine Street
   83-j                                                 330 South 17th Street
    84          69.6%                 64.0%             4905-4915 South Cooper Street
-----------------------------------------------------------------------------------------------------------------------------
    85          71.6%                 62.4%             482 Pottstown Avenue
    86          79.9%                 67.1%             177 South Street
    87          65.8%                  1.8%             Various
   87-a                                                 2655 16th Street
   87-b                                                 1721 Dove Street
-----------------------------------------------------------------------------------------------------------------------------
   87-c                                                 50701 Birch Street
    88          73.8%                 68.9%             710 - 720 N. 5th Street
    89          75.1%                 62.9%             30 Village Square
    90          72.2%                 62.9%             2411 East Franklin Street
    91          68.0%                 60.8%             70 Grand Avenue
-----------------------------------------------------------------------------------------------------------------------------
    92          72.8%                 61.9%             1000-1050 NW 1st Avenue, 2920-2960 NW 2nd Ave.
    93          65.7%                 59.6%             10450 South Park Meadows Drive
    94          52.6%                 20.3%             900 Easton Avenue
    95          73.1%                 60.4%             22801 Ventura Boulevard
    96          68.3%                 56.6%             6480 Weathers Place
-----------------------------------------------------------------------------------------------------------------------------
    97          78.4%                 72.7%             4310-4320 Coldwater Road
    98          75.5%                 62.5%             4021 Northstone Drive
    99          70.2%                 52.8%             2970 S. Ridgewood Avenue
    100         56.5%                 47.4%             Route 6
    101         73.0%                 61.6%             1151, 1157, 1163 Shrewsbury Avenue
-----------------------------------------------------------------------------------------------------------------------------
    102         68.8%                 57.6%             1375 North Main Street
    103         80.0%                 67.1%             156 Willet Avenue
    104         67.6%                 56.7%             4980, 5010, 5030 Centennial Blvd
    105         58.8%                 48.8%             3320 Bladensburg Road
    106         68.6%                 57.5%             4455 South Padre Island Drive
-----------------------------------------------------------------------------------------------------------------------------
    107         68.6%                 56.5%             6425 South IH - 35
    108         78.2%                 65.4%             270 Chastain Road
    109         65.0%                 53.9%             5940-5970 West Arizona Pavilions Drive
    110         79.9%                 66.7%             3656 North Beltline Road
    111         69.7%                 57.3%             9333 Research Boulevard
-----------------------------------------------------------------------------------------------------------------------------
    112         66.2%                 50.2%             1558 - 1594 Gallatin Pike
    113         77.1%                 64.5%             4511 & 4525 Paseo del Norte NE
    114         65.8%                 54.6%             8950 West Charleston Blvd.
    115         33.5%                 27.5%             1361 Worcester Road
    116         72.1%                 59.7%             350 Prince George's Boulevard
-----------------------------------------------------------------------------------------------------------------------------
    117         70.8%                 59.9%             35 Beaverson Boulevard
    118         75.0%                 62.0%             3921 Wilshire Boulevard
    119         79.5%                 65.8%             2323 Lakeland Drive
    120         68.6%                 57.7%             17917 Bothell-Everett Highway
    121         73.3%                 56.1%             5600 South 108th Street
-----------------------------------------------------------------------------------------------------------------------------
    122         63.8%                 53.1%             3695 Cascade Road
    123         80.0%                 66.6%             370 Reed Road
    124         76.5%                  2.1%             478 Boardman-Canfield Road
    125         62.8%                 52.9%             5621 Duluth Street
    126         72.0%                 65.1%             Courtyard by Mariott
-----------------------------------------------------------------------------------------------------------------------------
    127         42.5%                 29.9%             48 Maywood Drive
    128         50.0%                 41.0%             1600 Lower Road
    129         53.8%                 45.5%             3109-3133 Olympic Boulevard
    130         71.7%                 66.3%             8111-8209 Burnet Road
    131         79.5%                 73.5%             450 Briar Lane NE
-----------------------------------------------------------------------------------------------------------------------------
    132         74.7%                 48.4%             3865 West Orange Grove Road
    133         65.3%                 41.0%             2765 Chapel Place
    134         64.1%                  2.2%             433 West Dussel Drive
    135         79.8%                 69.5%             21700 Kingsland Blvd.
    136         64.4%                 54.5%             230 Rodi Road
-----------------------------------------------------------------------------------------------------------------------------
    137         76.9%                 64.3%             1340 Sycamore Road
    138         57.4%                 57.4%             2845 Wingate Street
    139         74.7%                 66.4%             20924 Frederick Road
    140         74.7%                 62.6%             5212 Big Hollow Road
    141         74.4%                 61.6%             750 North Diamond Bar Boulevard
-----------------------------------------------------------------------------------------------------------------------------
    142         52.6%                 43.6%             11085 Sun Center Drive
    143         47.1%                 43.7%             1111-1115 Pacific Coast Highway
    144         71.1%                 59.4%             700 Main Street
    145         76.5%                 63.3%             18302 Irvine Blvd
    146         77.3%                 65.1%             55 Haley Lane
-----------------------------------------------------------------------------------------------------------------------------
    147         58.1%                 58.1%             1501 University Drive
    148         73.8%                 62.4%             1520 Lakewood Ranch Blvd.
    149         65.5%                 55.4%             1701 Dana Drive
    150         74.6%                 61.9%             2800 Highway 10
    151         41.3%                 41.3%             2413 South Broadway
-----------------------------------------------------------------------------------------------------------------------------
    152         80.0%                 71.2%             860-1105 Sturbridge Drive
    153         72.2%                 67.2%             6900 Alma Drive
    154         79.7%                 60.6%             551 South Depot Drive
    155         73.8%                 56.7%             1100 E. Adoue Street
    156         76.2%                 63.7%             20820 Chagrin Boulevard
-----------------------------------------------------------------------------------------------------------------------------
    157         73.7%                 63.9%             220 Golf View Drive
    158         68.2%                 62.5%             7100 Avenida Encinas C.
    159         38.7%                 38.7%             3805 Hartzdale Drive
    160         79.7%                 60.8%             1025-1125 N. Holland-Sylvania Road
    161         72.1%                 60.4%             8367 West Flamingo Road
-----------------------------------------------------------------------------------------------------------------------------
    162         67.2%                 60.5%             8603 & 8633 Broadway Boulevard
    163         79.3%                 60.3%             2315 McFadden Road
    164         58.2%                  1.1%             10097 Brose Drive
    165         71.6%                 61.3%             3003-C Shiloh Springs Road
    166         58.4%                 58.4%             10725 West Greenfield Avenue
-----------------------------------------------------------------------------------------------------------------------------
    167         76.0%                 57.8%             196 Arrowhead Drive
    168         65.1%                 59.7%             500 Main Street
    169         65.2%                 56.1%             3700 East Fort Lowell Road
    170         78.8%                 66.9%             Various
   170-a                                                17603 FM 529
-----------------------------------------------------------------------------------------------------------------------------
   170-b                                                24937 FM 1314
    171         61.2%                 46.6%             14600-14606 Arminta Street
    172         63.2%                 58.0%             968 Murrieta Blvd.
    173         70.3%                 53.9%             2720 Royal Lane
    174         72.6%                 55.6%             13000 IH-35 North
-----------------------------------------------------------------------------------------------------------------------------
    175         62.5%                 57.3%             707 West Lacey Boulevard
    176         71.9%                 60.2%             415 Olive Avenue
    177         55.3%                 43.5%             434-446 Westminster Avenue
    178         70.3%                 58.4%             3460 E. Southern Avenue
    179         66.5%                 55.1%             2520 West 8th Street
-----------------------------------------------------------------------------------------------------------------------------
    180         53.3%                 34.9%             2948 North Federal Highway
    181         76.7%                 64.8%             3585-3595 Route 66
    182         65.8%                 55.8%             123 Merchant Place
    183         76.3%                 64.2%             876 NW 12th Street
    184         79.1%                 66.1%             410 Sylvia Drive
-----------------------------------------------------------------------------------------------------------------------------
    185         52.4%                 44.2%             5765 Littlerock Road SW
    186         75.7%                  2.3%             2507 Goliad Road
    187         76.5%                 58.2%             1135-1215 North Holland-Sylvania Road
    188         74.2%                 62.0%             1023 Highway 80
    189         55.3%                 46.0%             1910 Cinema Drive
-----------------------------------------------------------------------------------------------------------------------------
    190         33.9%                 28.1%             115 Bacon Street
    191         29.4%                 24.5%             204-206 North Greenville Avenue
    192         42.4%                 35.8%             280 E. Corporate Drive
    193         78.9%                 67.1%             1631 FM 1960 West
    194         40.5%                 26.4%             4101 Turtle Creek Drive
-----------------------------------------------------------------------------------------------------------------------------
    195         58.4%                 45.5%             34904 State Route 20
    196         61.8%                 50.0%             167 Via Trevizio
    197         41.1%                 23.9%             89 Pleasant Street
    198         54.3%                 45.5%             651 South 21st Street
    199         64.3%                 44.4%             3560 Atlanta Industrial Drive
-----------------------------------------------------------------------------------------------------------------------------
    200         70.8%                 45.6%             3120 West 63rd Street




                                                                                           YEAR                  YEAR
    ID      CITY                                       STATE        ZIP CODE              BUILT               RENOVATED
-----------------------------------------------------------------------------------------------------------------------------

     1      Wyncote                                     PA           19095                 1961               2001-2004
     2      Phoenix                                     AZ           85044        1996, 1997, 1999, 2000
     3      Boston                                      MA           02210                 1918                  2000
     4      Richmond                                    VA           23219                 2005
     5      Vienna                                      VA           22182                 1981                  2004
-----------------------------------------------------------------------------------------------------------------------------
     6      Lahaina                                     HI           96761           1940-1960, 1987
     7      Rye Brook                                   NY           10573                 2003
     8      Sanford                                     FL           32771                 2005
     9      Los Angeles                                 CA           90028              1963-1964                2002
    10      Mt. Laurel                                  NJ           08054                 1992
-----------------------------------------------------------------------------------------------------------------------------
    11      Fort Lauderdale                             FL           33316                 2005
    12      Cranston                                    RI           02920                 2001
    13      Harrison                                    NY           10604                 1982                  2003
    14      Rochester                                   MN           55902                 1926                  2004
    15      Milwaukee                                   WI           53202                 2003
-----------------------------------------------------------------------------------------------------------------------------
    16      Norman                                      OK           73072                 1984                  2005
    17      McAlester                                   OK           74501                 1999                  2005
    18      Durant                                      OK           74701                 1996                  2004
    19      Sherman                                     TX           75090                 1999                  2004
    20      Sherman                                     TX           75090                 1996                  2004
-----------------------------------------------------------------------------------------------------------------------------
    21      Atoka                                       OK           74525                 1985                  2002
    22      Various                                   Various       Various              Various               Various
   22-a     Sewell (Washington Township)                NJ           08080                 2000
   22-b     Aston (Upper Chichester Twp)                PA           19014                 2002
   22-c     Mullica Hill (Harrison Twp)                 NJ           08062                 1995                  2000
-----------------------------------------------------------------------------------------------------------------------------
   22-d     Absecon (Galloway Township)                 NJ           08205                 1990
   22-e     Ephrata (West Earl Township)                PA           17522                 1990
    23      Hackensack                                  NJ           07601                 1998                  2001
    24      Ontario                                     CA           91761                 1986                  2003
    25      New York                                    NY           10013                 1924                  1999
-----------------------------------------------------------------------------------------------------------------------------
    26      Rowland Heights                             CA           91748           1964, 1991-1993             1994
    27      Las Vegas                                   NV           89148                 2002
    28      Castroville                                 CA           95012                 1975
    29      Salt Lake City                              UT           84111                 1985                  2003
    30      Jackson                                     MS           39211                 1989                  2004
-----------------------------------------------------------------------------------------------------------------------------
    31      Ridgeland                                   MS           39157                 1990
    32      Ridgeland                                   MS           39157                 1984
    33      Washington                                  DC           20011                 1957                  1990
    34      Dover Township                              NJ           08755                 1999
    35      Lake Worth                                  FL           33463                 2004
-----------------------------------------------------------------------------------------------------------------------------
    36      Stuart                                      FL           34994              1981-1983                2005
    37      Newtown                                     PA           18940                 1991               1997-1998
    38      Ypsilanti                                   MI           48197                 2005
    39      Park City                                   UT           84060                 1985                  1999
    40      Stanton                                     CA           90680                 1973                  2005
-----------------------------------------------------------------------------------------------------------------------------
    41      Philadelphia                                PA           19149                 1953                  1991
    42      Chantilly                                   VA           20151                 2005
    43      Hoboken                                     NJ           07030                 1987
    44      Weston                                      FL           33326                 2005
    45      Lumberton                                   NJ           08048                 1971
-----------------------------------------------------------------------------------------------------------------------------
    46      Tampa                                       FL           33609                 1988
    47      Marina Del Ray                              CA           90292              1968/1986                2003
    48      Jersey City                                 NJ           07302                 1981
    49      Chico                                       CA           95928                 2004
    50      Indianapolis                                IN           46250                 2004
-----------------------------------------------------------------------------------------------------------------------------
    51      Las Vegas                                   NV           89119                 2005
    52      Vienna                                      VA           22182                 1982
    53      Carle Place                                 NY           11514                 1950                  1990
    54      Kendall                                     FL           33186              2004-2005
    55      Ocala                                       FL           34479                 1974
-----------------------------------------------------------------------------------------------------------------------------
    56      McLean                                      VA           22101             1980 & 1983               2004
    57      Gloucester Township                         NJ           08081                 2003
    58      Corte Madera                                CA           94925              1966-1968             1984-1986
    59      East Brunswick                              NJ           08816                 1996
    60      Cherry Hill                                 NJ           08002                 1960
-----------------------------------------------------------------------------------------------------------------------------
    61      Wood Dale                                   IL           60191                 1986                  1996
    62      Columbus                                    IN           47201        1970 /1990 /1995-1999
    63      Houston                                     TX           77049              2000/2003
    64      Kissimmee                                   FL           34746                 1988                  2004
    65      Zephyrhills                                 FL           33541                 1990                  2003
-----------------------------------------------------------------------------------------------------------------------------
    66      Phoenix                                     AZ           85016                 2003
    67      Fairborn                                    OH           45324                 1987                  1998
   67-a     Fairborn                                    OH           45324                 1987                  1998
   67-b     Fairborn                                    OH           45324                 1987                  1998
    68      Dover                                       DE           19901                 1968                  1976
-----------------------------------------------------------------------------------------------------------------------------
    69      Various                                   Various       Various              Various               Various
   69-a     San Antonio                                 TX           78216                 1987                  2003
   69-b     San Antonio                                 TX           78216                 2003
   69-c     San Antonio                                 TX           78023                 2004
    70      Seattle                                     WA           98109                 2004
-----------------------------------------------------------------------------------------------------------------------------
    71      Indianapolis                                IN           46237                 2005
    72      Santa Clarita                               CA           91321                 2005
    73      Leesburg                                    VA           20176                 2002
    74      Braintree                                   MA           02184                 1996
    75      Various                                     MI          Various              Various
-----------------------------------------------------------------------------------------------------------------------------
   75-a     Chesterfield                                MI           48047                 1998
   75-b     Howell                                      MI           48843                 2004
   75-c     Shelby Township                             MI           48317                 2002
   75-d     Lenox                                       MI           48048                 2001
   75-e     Shelby Township                             MI           48315                 1999
-----------------------------------------------------------------------------------------------------------------------------
   75-f     Romulus                                     MI           48174                 2001
   75-g     Warren                                      MI           48092                 2000
   75-h     Macomb                                      MI           48042                 1999
   75-i     Warren                                      MI           48089                 1999
   75-j     Clinton Township                            MI           48035                 2000
-----------------------------------------------------------------------------------------------------------------------------
   75-k     Romulus                                     MI           48174                 2003
    76      Stamford                                    CT           06762                 1958               1974-1976
    77      Atlanta                                     GA           30349                 1982                  2003
    78      Kalamazoo                                   MI           49008                 2001
    79      Independence Township                       MI           48346                 1989                  1996
-----------------------------------------------------------------------------------------------------------------------------
    80      Bronx                                       NY           10475                 1973                  1997
    81      Fullerton                                   CA           92832                 1967
    82      Virginia Beach                              VA           23462                 1990                  2005
    83      Philadelphia                                PA           19103               Various               Various
   83-a     Philadelphia                                PA           19103                 1900
-----------------------------------------------------------------------------------------------------------------------------
   83-b     Philadelphia                                PA           19103                 1900
   83-c     Philadelphia                                PA           19103                 1900
   83-d     Philadelphia                                PA           19103                 1900
   83-e     Philadelphia                                PA           19103                 1900
   83-f     Philadelphia                                PA           19103                 1900
-----------------------------------------------------------------------------------------------------------------------------
   83-g     Philadelphia                                PA           19103                 1900
   83-h     Philadelphia                                PA           19103                 1920
   83-i     Philadelphia                                PA           19103                 1920
   83-j     Philadelphia                                PA           19103                 1920
    84      Arlington                                   TX           76017                 1992
-----------------------------------------------------------------------------------------------------------------------------
    85      Pennsburg                                   PA           18073                 1976
    86      Freehold                                    NJ           07728                 1968
    87      Various                                   Various       Various              Various               Various
   87-a     Port Huron                                  MI           48060                 1968                  1995
   87-b     Port Huron                                  MI           48060                 1966                  1990
-----------------------------------------------------------------------------------------------------------------------------
   87-c     Shelby Township                             MI           48315                 1986                  2000
    88      Philadelphia                                PA           19123                 1924                  2004
    89      South Kingstown                             RI           02881              2003-2004
    90      Richmond                                    VA           23223                 1853                  2003
    91      River Edge                                  NJ           07661                 1987                  2004
-----------------------------------------------------------------------------------------------------------------------------
    92      Boca Raton                                  FL           33431              1971/1981             1994-1995
    93      Lone Tree                                   CO           80124              2004-2005
    94      Franklin                                    NJ           08873                 1958                  1999
    95      Woodland Hills                              CA           91364                 1983
    96      San Diego                                   CA           92121                 1989
-----------------------------------------------------------------------------------------------------------------------------
    97      Fort Wayne                                  IN           46805                 1982                  2005
    98      Raleigh                                     NC           27604                 2000                  2004
    99      Edgewater                                   FL           32141                 1992
    100     Honesdale                                   PA           18431                 1972               1993-1996
    101     Shrewsbury                                  NJ           07702                 1985
-----------------------------------------------------------------------------------------------------------------------------
    102     Randolph                                    MA           02368                 1956                  2001
    103     South River                                 NJ           08882              1962-1963
    104     Colorado Springs                            CO           80919                 1979
    105     Brentwood                                   MD           20722                 1963                  2003
    106     Corpus Christi                              TX           78411                 1979
-----------------------------------------------------------------------------------------------------------------------------
    107     Austin                                      TX           78744                 1994
    108     Kennesaw                                    GA           30144                 2003
    109     Marana                                      AZ           85652              2004-2005
    110     Irving                                      TX           75062                 1980                  2004
    111     Austin                                      TX           78759                 1999
-----------------------------------------------------------------------------------------------------------------------------
    112     Madison                                     TN           37115                 1990                  2005
    113     Albuquerque                                 NM           87109                 1966                  1978
    114     Las Vegas                                   NV           89117                 2003
    115     Natick                                      MA           01760                1960s               1995/2005
    116     Upper Marlboro                              MD           20774                 2004
-----------------------------------------------------------------------------------------------------------------------------
    117     Brick                                       NJ           07030                 1985                  2004
    118     Los Angeles                                 CA           90010                 1959
    119     Flowood                                     MS           39232                 1993                  2002
    120     Bothell                                     WA           98012                 1987                  2002
    121     Hales Corner                                WI           53130              1958, 1992               1994
-----------------------------------------------------------------------------------------------------------------------------
    122     Atlanta                                     GA           30331                 1996
    123     Broomall                                    PA           19008              1974/1989                2004
    124     Boardman                                    OH           44512                 1965                  2003
    125     Golden Valley                               MN           55422                 1971
    126     Newark                                      OH           43055                 2002
-----------------------------------------------------------------------------------------------------------------------------
    127     Maywood                                     NJ           07607                 1958                  1998
    128     Linden                                      NJ           07036                 1962
    129     Los Angeles                                 CA           90006              1974/1981                2002
    130     Austin                                      TX           78757           1970, 1982, 1986         1996, 2003
    131     Grand Rapids                                MI           49503              1969-1970                2004
-----------------------------------------------------------------------------------------------------------------------------
    132     Tucson                                      AZ           85741                 2005
    133     Crestview Hills                             KY           41017                 2004
    134     Maumee                                      OH           43537                 2004
    135     Katy                                        TX           77450                 2005
    136     Pittsburgh                                  PA           15235              1977-1979                2005
-----------------------------------------------------------------------------------------------------------------------------
    137     Manteno                                     IL           60950                 1988
    138     West Bend                                   WI           53095                 2005
    139     Germantown                                  MD           20876                 1996
    140     Peoria                                      IL           61615                 2000
    141     Diamond Bar                                 CA           91765                 1982
-----------------------------------------------------------------------------------------------------------------------------
    142     Rancho Cordova                              CA           95670                 1982
    143     Harbor City                                 CA           90710                 1984
    144     North Myrtle Beach                          SC           29582                 1988
    145     Tustin                                      CA           92780                 1983                  2004
    146     Cheektowaga                                 NY           14227                 2001
-----------------------------------------------------------------------------------------------------------------------------
    147     College Station                             TX           77840                 2004
    148     Bradenton                                   FL           34202              2004/2005
    149     Redding                                     CA           96003                 1989
    150     Mounds View                                 MN           55112                 2004
    151     Santa Maria                                 CA           93454                 NAP
-----------------------------------------------------------------------------------------------------------------------------
    152     Medina                                      OH           44256                 1990
    153     Plano                                       TX           75023                 2003
    154     Ogden                                       UT           84404                 2002
    155     Alvin                                       TX           77511                 2004
    156     Shaker Heights                              OH           44112                 1957               2002, 2003
-----------------------------------------------------------------------------------------------------------------------------
    157     Monaca                                      PA           15061                 2005
    158     Carlsbad                                    CA           92009                 1989
    159     Camp Hill                                   PA           17011                 1990                  2005
    160     Toledo                                      OH           43615                 2004
    161     Las Vegas                                   NV           89147                 1999
-----------------------------------------------------------------------------------------------------------------------------
    162     Pearland                                    TX           77584              2003-2004
    163     Jackson                                     MS           39204              1987/1988
    164     Vance                                       AL           35490                 2004
    165     Trotwood                                    OH           45426                 1986
    166     West Allis                                  WI           53214                 1999
-----------------------------------------------------------------------------------------------------------------------------
    167     Evanston                                    WY           82930                 2003
    168     Livingston                                  CA           95334                 2002
    169     Tucson                                      AZ           85716                 1990                  1999
    170     Various                                     TX          Various                2004
   170-a    Houston                                     TX           77095              2004-2005
-----------------------------------------------------------------------------------------------------------------------------
   170-b    Porter                                      TX           77365                 2004
    171     Panorama                                    CA           91402                 1953               1987/1998
    172     Livermore                                   CA           94550                 1988
    173     Dallas                                      TX           75229                 1979
    174     Austin                                      TX           78753                 2004
-----------------------------------------------------------------------------------------------------------------------------
    175     Hanford                                     CA           92330                 1998
    176     Vista                                       CA           92083                 1974                  2005
    177     Elizabeth                                   NJ           07208                 2004
    178     Mesa                                        AZ           85204                 2000
    179     Los Angeles                                 CA           90057                 1984
-----------------------------------------------------------------------------------------------------------------------------
    180     Fort Lauderdale                             FL           33306                 2001
    181     Neptune                                     NJ           07753                 NAP
    182     Cobleskill                                  NY           12043                 1995
    183     Moore                                       OK           73160                 1973
    184     Forest Park                                 GA           30297                 1972                  2002
-----------------------------------------------------------------------------------------------------------------------------
    185     Tumwater                                    WA           98512              2003/2004
    186     San Antonio                                 TX           78223                 1984
    187     Toledo                                      OH           43615                 2005
    188     San Marcos                                  TX           78666                 2000
    189     Rock Hill                                   SC           29730                 2003
-----------------------------------------------------------------------------------------------------------------------------
    190     Waltham                                     MA           02451              1926/1984                2000
    191     Allen                                       TX           75002                 1985                  1994
    192     Meridian                                    ID           83642                 1994
    193     Houston                                     TX           77090                 2004
    194     Coral Springs                               FL           33309                 2005
-----------------------------------------------------------------------------------------------------------------------------
    195     Oak Harbor                                  WA           98277                 2001
    196     Corona                                      CA           92879                 2005
    197     Marblehead                                  MA           01945                 1984
    198     Colorado Springs                            CO           80904                 2005
    199     Atlanta                                     GA           30331                 1987
-----------------------------------------------------------------------------------------------------------------------------
    200     Chicago                                     IL           60629                 1938                  2005




                                NET     UNITS    CUT-OFF DATE BALANCE PER NET   PREPAYMENT
                           RENTABLE       OF                   RENTABLE AREA    PROVISIONS
    ID                AREA SF/UNITS    MEASURE                   SF/UNITS ($)   (# OF PAYMENTS) (7)
-------------------------------------------------------------------------------------------------------------------------------

    1                        1,086     Units                     126,611.42     LO(26)/Defeasance(32)/Open(2)
     2                      671,300     Sq Ft                         162.25    LO(25)/GRTR1% or YM(31)/Open(4)
     3                      552,344      Sq Ft                        130.35    LO(25)/Defeasance(91)/Open(4)
     4                      263,066      Sq Ft                        210.02    LO(25)/Defeasance(33)/Open(2)
     5                          390      Rooms                    126,487.18    LO(28)/Defeasance(91)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
     6                      141,020      Sq Ft                        340.04    LO(35)/Defeasance(82)/Open(3)
     7                          167      Units                    281,437.13    LO(25)/Defeasance(93)/Open(2)
     8                      308,778      Sq Ft                        142.50    LO(24)/Defeasance(92)/Open(4)
     9                      216,238      Sq Ft                        191.53    LO(26)/Flex(93)/Open(1)
    10                      230,723      Sq Ft                        176.62    LO(24)/GRTR1% or YM(95)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    11                      211,744      Sq Ft                        188.52    LO(49)/Defeasance(70)/Open(1)
    12                      258,666      Sq Ft                        138.64    LO(28)/Defeasance(91)/Open(1)
    13                      215,284      Sq Ft                        143.85    LO(25)/Defeasance(94)/Open(1)
    14                          707      Rooms                     43,012.73    LO(28)/Defeasance(91)/Open(1)
    15                      217,749      Sq Ft                        135.48    LO(25)/Defeasance(91)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    16                          149      Rooms                     58,090.58    LO(26)/Defeasance(90)/Open(4)
    17                           80      Rooms                     58,090.58    LO(26)/Defeasance(90)/Open(4)
    18                           62      Rooms                     58,090.58    LO(26)/Defeasance(90)/Open(4)
    19                           69      Rooms                     58,090.58    LO(26)/Defeasance(90)/Open(4)
    20                           67      Rooms                     58,090.58    LO(26)/Defeasance(90)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    21                           54      Rooms                     58,090.58    LO(26)/Defeasance(90)/Open(4)
    22                      311,000      Sq Ft                         89.06    LO(27)/Defeasance(89)/Open(4)
   22-a                      98,750      Sq Ft                         86.92
   22-b                      69,150      Sq Ft                         81.55
   22-c                      52,235      Sq Ft                         92.67
-------------------------------------------------------------------------------------------------------------------------------
   22-d                      50,000      Sq Ft                         96.31
   22-e                      40,865      Sq Ft                         93.42
    23                      129,250      Sq Ft                        208.90    LO(35)/Flex(72)/Open(13)
    24                          299      Rooms                     89,498.33    LO(28)/Defeasance(91)/Open(1)
    25                      135,794      Sq Ft                        193.31    LO(12)/GRTR1% or YM(107)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    26                       87,276      Sq Ft                        289.31    LO(24)/Defeasance(95)/Open(1)
    27                      115,723      Sq Ft                        211.71    LO(25)/Defeasance(91)/Open(4)
    28                          310      Pads                      69,032.26    LO(24)/Defeasance(92)/Open(4)
    29                      258,754      Sq Ft                         81.85    LO(47)/GRTR1% or YM(69)/Open(4)
    30                       81,636      Sq Ft                        100.08    LO(27)/Defeasance(90)/Open(3)
-------------------------------------------------------------------------------------------------------------------------------
    31                       64,844      Sq Ft                        123.68    LO(27)/Defeasance(90)/Open(3)
    32                       41,759      Sq Ft                        108.96    LO(27)/Defeasance(90)/Open(3)
    33                          206      Units                     99,514.56    LO(26)/Defeasance(90)/Open(4)
    34                      107,914      Sq Ft                        189.59    LO(26)/Defeasance(91)/Open(3)
    35                          214      Units                     95,327.10    LO(24)/Defeasance(34)/Open(2)
-------------------------------------------------------------------------------------------------------------------------------
    36                      192,951      Sq Ft                         98.47    LO(25)/Def/YM1%(93)/Open(2)
    37                       92,065      Sq Ft                        200.94    LO(24)/Defeasance(155)/Open(1)
    38                          479      Beds                      36,534.45    LO(27)/Defeasance(89)/Open(4)
    39                          199      Rooms                     82,814.07    LO(28)/Defeasance(91)/Open(1)
    40                          168      Units                     96,922.88    LO(26)/Defeasance(90)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    41                      125,337      Sq Ft                        129.80    LO(26)/Defeasance(153)/Open(1)
    42                      130,265      Sq Ft                        124.75    LO(25)/GRTR1% or YM(91)/Open(4)
    43                       92,892      Sq Ft                        172.82    LO(28)/Defeasance(87)/Open(5)
    44                       58,412      Sq Ft                        273.92    LO(24)/Defeasance(95)/Open(1)
    45                          240      Units                     64,987.48    LO(27)/Defeasance(152)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    46                      170,203      Sq Ft                         88.13    LO(28)/Defeasance(88)/Open(4)
    47                       71,936      Sq Ft                        208.52    LO(27)/GRTR1% or YM(89)/Open(4)
    48                       96,112      Sq Ft                        155.61    LO(28)/Defeasance(87)/Open(5)
    49                          188      Units                     75,396.97    GRTR1% or YM(116)/Open(4)
    50                          236      Units                     59,322.03    LO(26)/Defeasance(87)/Open(7)
-------------------------------------------------------------------------------------------------------------------------------
    51                       83,292      Sq Ft                        168.08    LO(47)/GRTR1% or YM(69)/Open(4)
    52                          251      Rooms                     54,441.37    LO(35)/Defeasance(23)/Open(2)
    53                      151,450      Sq Ft                         85.56    LO(27)/Defeasance(151)/Open(2)
    54                       55,601      Sq Ft                        231.37    LO(27)/Def/YM1%(90)/Open(3)
    55                          459      Pads                      27,450.98    LO(24)/Defeasance(92)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    56                       65,252      Sq Ft                        183.90    GRTR1% or YM(116)/Open(4)
    57                      102,660      Sq Ft                        116.65    LO(14)/GRTR1% or YM(44)/Open(2)
    58                       51,477      Sq Ft                        232.39    LO(35)/Defeasance(81)/Open(4)
    59                       78,400      Sq Ft                        142.86    LO(25)/GRTR3% or YM(34)/Open(1)
    60                          189      Units                     58,835.98    LO(27)/Defeasance(152)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    61                      245,650      Sq Ft                         44.78    LO(25)/Defeasance(93)/Open(2)
    62                          545      Pads                      19,908.26    LO(35)/Defeasance(81)/Open(4)
    63                      125,192      Sq Ft                         86.24    LO(13)/GRTR1% or YM(45)/Open(2)
    64                      100,532      Sq Ft                        106.34    LO(25)/Def/YM1%(93)/Open(2)
    65                      169,833      Sq Ft                         62.83    LO(27)/Defeasance(91)/Open(2)
-------------------------------------------------------------------------------------------------------------------------------
    66                       32,963      Sq Ft                        323.09    LO(25)/GRTR1% or YM(91)/Open(4)
    67                      119,097      Sq Ft                         86.90    LO(26)/Defeasance(87)/Open(7)
   67-a                      59,542      Sq Ft                         87.59
   67-b                      59,555      Sq Ft                         86.22
    68                          212      Units                     47,169.81    LO(26)/Defeasance(153)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    69                       78,702      Sq Ft                        126.41    LO(47)/GRTR1% or YM(69)/Open(4)
   69-a                      50,086      Sq Ft                        124.94
   69-b                      18,000      Sq Ft                        117.07
   69-c                      10,616      Sq Ft                        149.17
    70                           58      Units                    167,944.35    LO(25)/GRTR1% or YM(91)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    71                       62,265      Sq Ft                        154.05    GRTR1% or YM(116)/Open(4)
    72                       41,870      Sq Ft                        221.90    LO(25)/GRTR1% or YM(93)/Open(2)
    73                          101      Rooms                     91,089.11    LO(35)/Defeasance(83)/Open(2)
    74                       33,012      Sq Ft                        272.63    LO(25)/Defeasance(93)/Open(2)
    75                       32,315      Sq Ft                        277.42    LO(35)/Defeasance(81)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
   75-a                       3,000      Sq Ft                        326.72
   75-b                       3,045      Sq Ft                        321.89
   75-c                       2,970      Sq Ft                        289.77
   75-d                       2,960      Sq Ft                        287.05
   75-e                       3,430      Sq Ft                        245.97
-------------------------------------------------------------------------------------------------------------------------------
   75-f                       3,000      Sq Ft                        275.58
   75-g                       2,360      Sq Ft                        343.14
   75-h                       3,470      Sq Ft                        212.13
   75-i                       2,080      Sq Ft                        345.76
   75-j                       3,000      Sq Ft                        226.44
-------------------------------------------------------------------------------------------------------------------------------
   75-k                       3,000      Sq Ft                        226.44
    76                      147,000      Sq Ft                         58.10    LO(11)/GRTR1% or YM(105)/Open(4)
    77                          177      Units                     48,022.60    LO(25)/Defeasance(91)/Open(4)
    78                      114,700      Sq Ft                         72.01    LO(13)/GRTR1% or YM(45)/Open(2)
    79                       87,206      Sq Ft                         94.03    LO(35)/Defeasance(81)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    80                       76,000      Sq Ft                        105.26    LO(23)/Defeasance(96)/Open(1)
    81                           72      Units                    109,208.19    LO(35)/Flex(81)/Open(4)
    82                          122      Rooms                     63,227.86    LO(47)/Defeasance(71)/Open(2)
    83                           91      Units                     83,338.18    LO(27)/Defeasance(86)/Open(7)
   83-a                          13      Units                    111,621.11
-------------------------------------------------------------------------------------------------------------------------------
   83-b                          17      Units                     77,720.07
   83-c                          13      Units                     93,409.23
   83-d                           6      Units                    117,104.29
   83-e                           8      Units                     81,145.64
   83-f                           7      Units                     87,282.69
-------------------------------------------------------------------------------------------------------------------------------
   83-g                           7      Units                     84,009.55
   83-h                           6      Units                     64,916.45
   83-i                           8      Units                     44,868.75
   83-j                           6      Units                     49,641.96
    84                      133,880      Sq Ft                         55.65    GRTR1% or YM(24)/ Flex(95)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    85                      120,243      Sq Ft                         60.71    LO(25)/Defeasance(94)/Open(1)
    86                          104      Units                     69,923.08    LO(27)/Defeasance(152)/Open(1)
    87                      294,883      Sq Ft                         24.53    LO(35)/Defeasance(201)/Open(4)
   87-a                     108,550      Sq Ft                         23.41
   87-b                     108,023      Sq Ft                         22.62
-------------------------------------------------------------------------------------------------------------------------------
   87-c                      78,310      Sq Ft                         28.71
    88                           61      Units                    118,581.15    LO(35)/Defeasance(22)/Open(3)
    89                       43,224      Sq Ft                        163.76    LO(47)/Defeasance(72)/Open(1)
    90                           65      Units                    107,692.31    LO(30)/GRTR1% or YM(86)/Open(4)
    91                       70,000      Sq Ft                        100.00    LO(27)/Defeasance(86)/Open(7)
-------------------------------------------------------------------------------------------------------------------------------
    92                      110,010      Sq Ft                         60.90    LO(27)/Defeasance(91)/Open(2)
    93                       42,051      Sq Ft                        154.57    LO(35)/Flex(45)/Open(4)
    94                       61,130      Sq Ft                        105.89    LO(47)/Defeasance(132)/Open(1)
    95                       46,994      Sq Ft                        136.19    LO(24)/ Defeasance(95)/Open(1)
    96                       49,617      Sq Ft                        127.98    LO(35)/Defeasance(81)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    97                       49,250      Sq Ft                        125.89    GRTR1% or YM(24)/ Flex(95)/Open(1)
    98                          120      Units                     50,364.59    LO(26)/Defeasance(90)/Open(4)
    99                       75,785      Sq Ft                         79.17    LO(24)/Defeasance(93)/Open(3)
    100                     119,384      Sq Ft                         50.16    LO(35)/Defeasance(83)/Open(2)
    101                      77,912      Sq Ft                         76.79    LO(28)/Defeasance(87)/Open(5)
-------------------------------------------------------------------------------------------------------------------------------
    102                      24,230      Sq Ft                        246.87    LO(27)/Defeasance(92)/Open(1)
    103                          88      Units                     66,363.64    LO(27)/Defeasance(152)/Open(1)
    104                      93,700      Sq Ft                         61.37    LO(25)/Defeasance(91)/Open(4)
    105                      77,268      Sq Ft                         73.77    LO(25)/Defeasance(91)/Open(4)
    106                     122,545      Sq Ft                         46.47    LO(35)/Flex(81)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    107                      54,651      Sq Ft                        103.00    LO(47)/GRTR1% or YM(72)/Open(1)
    108                      28,750      Sq Ft                        194.60    LO(25)/Defeasance(93)/Open(2)
    109                      24,241      Sq Ft                        222.54    LO(25)/Defeasance(91)/Open(4)
    110                      34,682      Sq Ft                        154.40    LO(26)/Defeasance(90)/Open(4)
    111                      40,000      Sq Ft                        132.36    LO(47)/GRTR1% or YM(72)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    112                      83,408      Sq Ft                         63.45    LO(26)/Defeasance(90)/Open(4)
    113                     122,400      Sq Ft                         42.85    LO(25)/GRTR1% or YM(91)/Open(4)
    114                      14,220      Sq Ft                        351.62    LO(35)/Defeasance(81)/Open(4)
    115                      32,205      Sq Ft                        155.08    LO(25)/Defeasance(91)/Open(4)
    116                      96,000      Sq Ft                         51.04    LO(24)/Defeasance(92)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    117                      64,480      Sq Ft                         75.78    LO(28)/Defeasance(87)/Open(5)
    118                      78,036      Sq Ft                         62.47    LO(24)/Defeasance(95)/Open(1)
    119                      37,967      Sq Ft                        127.74    LO(24)/Defeasance(94)/Open(2)
    120                      35,643      Sq Ft                        134.67    LO(24)/Defeasance(92)/Open(4)
    121                     148,212      Sq Ft                         31.88    LO(23)/Defeasance(96)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    122                      30,800      Sq Ft                        153.26    LO(25)/Defeasance(91)/Open(4)
    123                      66,260      Sq Ft                         70.04    LO(35)/Defeasance(83)/Open(2)
    124                      56,160      Sq Ft                         81.74    LO(25)/Defeasance(211)/Open(4)
    125                      43,404      Sq Ft                        105.67    LO(28)/Defeasance(88)/Open(4)
    126                          84      Rooms                     54,019.22    LO(35)/Defeasance(21)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    127                         124      Units                     36,290.32    LO(24)/Defeasance(94)/Open(2)
    128                     213,918      Sq Ft                         21.04    LO(24)/Defeasance(95)/Open(1)
    129                      21,008      Sq Ft                        214.02    LO(25)/Defeasance(91)/Open(4)
    130                      45,791      Sq Ft                         97.84    LO(25)/GRTR1% or YM(91)/Open(4)
    131                         120      Units                     37,250.00    LO(35)/Defeasance(45)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    132                      55,800      Sq Ft                         77.62    LO(27)/Defeasance(89)/Open(4)
    133                      41,256      Sq Ft                        104.23    GRTR1% or YM(116)/Open(4)
    134                      32,350      Sq Ft                        132.15    LO(47)/GRTR1% or YM(189)/Open(4)
    135                      27,794      Sq Ft                        151.11    LO(47)/GRTR1% or YM(69)/Open(4)
    136                     146,820      Sq Ft                         28.53    LO(27)/Defeasance(89)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    137                      98,700      Sq Ft                         42.05    LO(25)/Defeasance(91)/Open(4)
    138                     160,000      Sq Ft                         25.81    LO(25)/GRTR1% or YM(32)/Open(3)
    139                      26,137      Sq Ft                        157.82    LO(23)/Defeasance(96)/Open(1)
    140                      34,074      Sq Ft                        120.57    LO(28)/GRTR1% or YM(88)/Open(4)
    141                      34,863     Sq Ft                         117.36    LO(26)/Defeasance(93)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    142                      62,452     Sq Ft                          64.05    LO(24)/Defeasance(94)/Open(2)
    143                      36,964     Sq Ft                         108.21    LO(27)/Defeasance(89)/Open(4)
    144                      66,497      Sq Ft                         60.04    LO(35)/Defeasance(83)/Open(2)
    145                      43,385      Sq Ft                         87.50    LO(26)/Defeasance(90)/Open(4)
    146                          80     Units                      47,375.00    LO(25)/Defeasance(91)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    147                      23,348     Sq Ft                         159.21    LO(14)/GRTR1% or YM(44)/Open(2)
    148                      10,908     Sq Ft                         338.24    LO(27)/Defeasance(91)/Open(2)
    149                          84      Units                     43,922.79    LO(35)/Defeasance(81)/Open(4)
    150                      13,013      Sq Ft                        280.20    LO(25)/Defeasance(94)/Open(1)
    151                     438,039     Sq Ft                           7.76    LO(46)/GRTR1% or YM(70)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    152                          60     Units                      55,000.00    LO(27)/Defeasance(89)/Open(4)
    153                      22,124     Sq Ft                         146.90    LO(35)/Defeasance(81)/Open(4)
    154                     106,512      Sq Ft                         30.09    LO(27)/Defeasance(76)/Open(4)
    155                          58      Units                     54,678.03    LO(30)/Defeasance(86)/Open(4)
    156                      35,387     Sq Ft                          88.84    LO(35)/Defeasance(82)/Open(3)
-------------------------------------------------------------------------------------------------------------------------------
    157                      20,000     Sq Ft                         154.74    LO(26)/Defeasance(90)/Open(4)
    158                      21,683      Sq Ft                        138.36    GRTR1% or YM(25)/Flex(94)/Open(1)
    159                     114,234      Sq Ft                         26.26    LO(25)/Defeasance(94)/Open(1)
    160                          48     Units                      62,123.04    LO(28)/Defeasance(88)/Open(4)
    161                      15,690     Sq Ft                         187.84    LO(26)/Defeasance(90)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    162                      23,100     Sq Ft                         125.17    LO(35)/Flex(45)/Open(4)
    163                         144     Units                      18,722.96    LO(35)/Defeasance(81)/Open(4)
    164                     120,400     Sq Ft                          22.25    LO(32)/Defeasance(96)/Open(4)
    165                         125     Units                      21,200.00    LO(26)/Defeasance(90)/Open(4)
    166                      13,956     Sq Ft                         186.30    LO(15)/GRTR1% or YM(43)/Open(2)
-------------------------------------------------------------------------------------------------------------------------------
    167                      22,500     Sq Ft                         111.11    LO(25)/Defeasance(91)/Open(4)
    168                      16,747     Sq Ft                         147.79    GRTR1% or YM(25)/ Flex(94)/ Open(1)
    169                      18,210     Sq Ft                         135.61    LO(26)/GRTR1% or YM(90)/Open(4)
    170                      14,200     Sq Ft                         163.67    LO(35)/Defeasance(81)/Open(4)
   170-a                      7,414     Sq Ft                         158.86
-------------------------------------------------------------------------------------------------------------------------------
   170-b                      6,786     Sq Ft                         168.92
    171                      49,499     Sq Ft                          46.33    LO(35)/Flex(81)/Open(4)
    172                      30,138     Sq Ft                          75.49    GRTR1% or YM(25)/Flex(94)/Open(1)
    173                      56,767     Sq Ft                          39.64    LO(24)/GRTR1% or YM(92)/Open(4)
    174                       9,990     Sq Ft                         225.23    LO(47)/GRTR1% or YM(69)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    175                      16,670     Sq Ft                         134.97    GRTR1% or YM(25)/Flex(94)/Open(1)
    176                      45,840     Sq Ft                          48.50    LO(35)/Defeasance(81)/Open(4)
    177                          32     Units                      69,100.44    LO(36)/Defeasance(80)/Open(4)
    178                      14,358     Sq Ft                         153.07    LO(25)/Defeasance(94)/Open(1)
    179                      20,801     Sq Ft                         100.75    LO(26)/Defeasance(93)/Open(1)
-------------------------------------------------------------------------------------------------------------------------------
    180                       7,062     Sq Ft                         290.48    LO(26)/Defeasance(90)/Open(4)
    181                     108,464     Sq Ft                          18.39    LO(28)/Defeasance(87)/Open(5)
    182                      24,506     Sq Ft                          80.57    LO(28)/Defeasance(87)/Open(5)
    183                         103     Units                      18,897.00    LO(26)/Defeasance(90)/Open(4)
    184                          52     Units                      36,503.45    LO(26)/Defeasance(90)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    185                      12,260     Sq Ft                         137.49    LO(35)/Defeasance(81)/Open(4)
    186                      45,059     Sq Ft                          35.29    LO(35)/Defeasance(201)/Open(4)
    187                          24     Units                      62,500.00    LO(24)/Defeasance(92)/Open(4)
    188                      17,220     Sq Ft                          87.02    LO(35)/GRTR1% or YM(81)/Open(4)
    189                       9,898     Sq Ft                         131.21    LO(25)/GRTR1% or YM(91)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    190                      35,993     Sq Ft                          36.00    LO(35)/Defeasance(80)/Open(5)
    191                      41,987     Sq Ft                          29.77    GRTR1% or YM(116)/Open(4)
    192                      29,641     Sq Ft                          42.01    LO(35)/Flex(82)/Open(3)
    193                       7,773     Sq Ft                         158.75    LO(35)/Defeasance(81)/Open(4)
    194                       4,000     Sq Ft                         298.73    LO(26)/Defeasance(90)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    195                      29,628     Sq Ft                          37.03    LO(35)/Defeasance(81)/Open(4)
    196                      17,870     Sq Ft                          58.76    LO(24)/Defeasance(92)/Open(4)
    197                      10,451     Sq Ft                         100.18    LO(26)/Defeasance(153)/Open(1)
    198                       7,000     Sq Ft                         142.86    LO(24)/Defeasance(94)/Open(2)
    199                      24,786     Sq Ft                          36.31    LO(24)/GRTR1% or YM(92)/Open(4)
-------------------------------------------------------------------------------------------------------------------------------
    200                       7,281     Sq Ft                          71.95    LO(25)/Defeasance(92)/Open(3)




                          THIRD      THIRD MOST                        SECOND       SECOND MOST
                    MOST RECENT      RECENT NOI                   MOST RECENT       RECENT NOI                     MOST RECENT
     ID                  NOI ($)        DATE                           NOI ($)         DATE                             NOI ($)
-------------------------------------------------------------------------------------------------------------------------------

      1               5,741,129      12/31/2003                     6,236,005       12/31/2004                      11,577,779
      2               8,741,045      12/31/2002                     8,919,948       12/31/2003                       9,075,846
      3               6,972,818      12/31/2002                     7,325,485       12/31/2003                       6,950,336
      4
      5               4,691,946      12/31/2003                     6,048,650       12/31/2004                       6,649,132
-------------------------------------------------------------------------------------------------------------------------------
      6                                                             4,102,296       12/31/2004                       4,253,129
      7
      8
      9               3,387,757      12/31/2003                     3,565,057       12/31/2004                       2,710,747
     10               3,482,223      12/31/2002                     3,453,845       12/31/2003                       3,720,323
-------------------------------------------------------------------------------------------------------------------------------
     11
     12               2,357,137      12/31/2002                     3,060,015       12/31/2003                       3,288,814
     13               2,489,386      12/31/2002                     2,759,649       12/31/2003                       2,937,217
     14               3,278,217      12/31/2003                     4,490,038       12/31/2004                       4,536,492
     15
-------------------------------------------------------------------------------------------------------------------------------
     16                 795,621      12/31/2003                     1,069,441       12/31/2004                       1,147,310
     17                 772,653      12/31/2003                       941,394       12/31/2004                         992,813
     18                 462,263      12/31/2003                       595,663       12/31/2004                         617,148
     19                 374,620      12/31/2003                       425,192       12/31/2004                         465,534
     20                 341,850      12/31/2003                       340,705       12/31/2004                         349,792
-------------------------------------------------------------------------------------------------------------------------------
     21                 344,865      12/31/2003                       381,954       12/31/2004                         351,041
     22               1,760,740      12/31/2003                     2,185,681       12/31/2004                       2,265,389
    22-a
    22-b
    22-c
-------------------------------------------------------------------------------------------------------------------------------
    22-d
    22-e
     23               2,348,888      12/31/2002                     2,348,897       12/31/2003                       2,281,192
     24               2,720,810      12/31/2003                     3,328,154       12/31/2004                       3,610,099
     25               2,251,835      12/31/2002                     2,364,414       12/31/2003                       2,594,506
-------------------------------------------------------------------------------------------------------------------------------
     26                                                                                                              2,024,393
     27               1,161,220      12/31/2003                     1,965,359       12/31/2004                       2,207,853
     28               1,639,229      12/31/2003                     1,759,112       12/31/2004                       1,865,347
     29               2,053,824      12/31/2002                     1,547,253       12/31/2003                       1,534,403
     30                                                               286,414       12/31/2003                         172,031
-------------------------------------------------------------------------------------------------------------------------------
     31                 721,770      12/31/2002                       721,352       12/31/2003                         709,778
     32                 498,316      12/31/2002                       437,700       12/31/2003                         413,246
     33               1,526,675      12/31/2003                     1,516,552       12/31/2004                       1,650,785
     34               1,872,897      12/31/2003                     1,822,603       12/31/2004                       1,717,684
     35                                                             1,060,854        6/30/2005                       1,879,884
-------------------------------------------------------------------------------------------------------------------------------
     36
     37                                                             1,439,187       12/31/2003                       1,409,549
     38
     39               2,000,685      12/31/2003                     2,256,519       12/31/2004                       2,489,098
     40                                                             1,118,068       12/31/2004                       1,266,101
-------------------------------------------------------------------------------------------------------------------------------
     41               1,369,629      12/31/2002                     1,330,215       12/31/2003                       1,527,101
     42
     43               1,558,297      12/31/2003                     1,616,595       12/31/2004                       1,764,833
     44
     45                                                             1,480,793       12/31/2003                       1,538,747
-------------------------------------------------------------------------------------------------------------------------------
     46                                                             1,635,852       12/31/2003                         740,413
     47               1,427,124      12/31/2003                     1,037,983       12/31/2004                       1,630,060
     48               1,297,637      12/31/2003                     1,400,660       12/31/2004                       1,392,729
     49
     50
-------------------------------------------------------------------------------------------------------------------------------
     51
     52               1,570,796      12/31/2003                     2,373,058       12/31/2004                       2,769,403
     53               2,192,235      12/31/2002                     1,952,697       12/31/2003                       1,885,601
     54
     55               1,131,190      12/31/2003                     1,061,985       12/31/2004                       1,069,524
-------------------------------------------------------------------------------------------------------------------------------
     56                                                                                                              1,534,264
     57
     58               1,041,336      12/31/2002                     1,160,119       12/31/2003                       1,075,337
     59               1,434,184      12/31/2003                     1,098,993       12/31/2004                       1,762,496
     60                 815,130      12/31/2003                       708,911       12/31/2004                         829,879
-------------------------------------------------------------------------------------------------------------------------------
     61
     62                 919,617      12/31/2003                       902,033       12/31/2004                       1,184,346
     63
     64
     65               1,090,481      12/31/2003                     1,003,160       12/31/2004                       1,007,200
-------------------------------------------------------------------------------------------------------------------------------
     66
     67               1,337,496      12/31/2002                     1,107,146       12/31/2003                       1,347,271
    67-a
    67-b
     68                 799,780      12/31/2003                       750,622       12/31/2004                         954,767
-------------------------------------------------------------------------------------------------------------------------------
     69
    69-a
    69-b
    69-c
     70
-------------------------------------------------------------------------------------------------------------------------------
     71
     72
     73                 604,477      12/31/2003                     1,095,847       12/31/2004                       1,294,760
     74                 741,256      12/31/2003                       744,395       12/31/2004                         744,396
     75
-------------------------------------------------------------------------------------------------------------------------------
    75-a
    75-b
    75-c
    75-d
    75-e
-------------------------------------------------------------------------------------------------------------------------------
    75-f
    75-g
    75-h
    75-i
    75-j
-------------------------------------------------------------------------------------------------------------------------------
    75-k
     76
     77                 620,735      12/31/2003                       746,128       12/31/2004                         779,212
     78
     79                 795,737      12/31/2003                       854,028       12/31/2004                         805,248
-------------------------------------------------------------------------------------------------------------------------------
     80                 637,752      12/31/2002                       705,466       12/31/2003                         758,286
     81                 714,584      12/31/2002                       751,428       12/31/2003                         775,670
     82               1,025,371      12/31/2003                       932,365       12/31/2004                         995,079
     83                 580,079      12/31/2003                       600,491       12/31/2004                         629,510
    83-a
-------------------------------------------------------------------------------------------------------------------------------
    83-b
    83-c
    83-d
    83-e
    83-f
-------------------------------------------------------------------------------------------------------------------------------
    83-g
    83-h
    83-i
    83-j
     84
-------------------------------------------------------------------------------------------------------------------------------
     85                 406,753      12/31/2002                       280,373       12/31/2003                         404,477
     86                 488,917      12/31/2003                       547,304       12/31/2004                         613,589
     87
    87-a
    87-b
-------------------------------------------------------------------------------------------------------------------------------
    87-c
     88                 548,977      6/30/2005                        611,399        6/30/2005                         659,429
     89                                                                                                                514,248
     90
     91                 896,582      12/31/2002                       959,364       12/31/2003                       1,048,499
-------------------------------------------------------------------------------------------------------------------------------
     92                 620,860      12/31/2002                       768,804       12/31/2003                         757,279
     93
     94                 855,236      12/31/2002                       829,027       12/31/2003                         895,440
     95                                                               347,505       12/31/2003                         577,632
     96                 787,320      12/31/2002                       681,585       12/31/2003                         736,615
-------------------------------------------------------------------------------------------------------------------------------
     97                                                                                                                245,427
     98                 443,757      12/31/2003                       476,308       12/31/2004                         516,290
     99                 587,784      12/31/2002                       568,092       12/31/2003                         619,454
     100                977,406      12/31/2002                     1,067,302       12/31/2003                       1,113,817
     101                630,718      12/31/2002                       659,215       12/31/2003                         782,166
-------------------------------------------------------------------------------------------------------------------------------
     102                526,604      12/31/2002                       521,799       12/31/2003                         594,194
     103                                                              507,430       12/31/2003                         431,085
     104                471,562      12/31/2002                       480,649       12/31/2003                         483,176
     105                                                              314,563       12/31/2004                         447,864
     106                659,616      12/31/2003                       772,306       12/31/2004                         789,656
-------------------------------------------------------------------------------------------------------------------------------
     107                568,858      12/31/2002                       537,090       12/31/2003                         533,831
     108
     109
     110                                                                                                               411,492
     111                591,448      12/31/2002                       555,701       12/31/2003                         552,832
-------------------------------------------------------------------------------------------------------------------------------
     112                705,711      12/31/2003                       735,260       12/31/2004                         692,443
     113                564,123      12/31/2002                       541,313       12/31/2003                         595,316
     114
     115
     116
-------------------------------------------------------------------------------------------------------------------------------
     117                587,555      12/31/2003                       594,746       12/31/2004                         531,575
     118                380,106      12/31/2003                       340,379       12/31/2004                         470,484
     119                394,027      12/31/2002                       413,631       12/31/2003                         511,244
     120                391,824      12/31/2002                       501,588       12/31/2003                         454,655
     121                391,708      12/31/2003                       506,135       12/31/2004                         542,567
-------------------------------------------------------------------------------------------------------------------------------
     122                476,367      12/31/2002                       548,825       12/31/2003                         598,734
     123                354,255      12/31/2004                       421,500        6/30/2005                         387,322
     124
     125                565,829      12/31/2003                       534,982       12/31/2004                         543,576
     126                513,245      12/31/2003                       631,164       12/31/2004                         619,385
-------------------------------------------------------------------------------------------------------------------------------
     127                624,218      12/31/2002                       722,953       12/31/2003                         654,460
     128                793,528      12/31/2002                       382,028       12/31/2003                         199,094
     129                                                                                                               635,022
     130                409,525      12/31/2002                       494,902       12/31/2003                         501,171
     131                417,040      12/31/2004                       440,764        2/28/2005                         495,450
-------------------------------------------------------------------------------------------------------------------------------
     132
     133
     134
     135
     136                411,188      12/31/2002                     1,021,943       12/31/2003                         261,452
-------------------------------------------------------------------------------------------------------------------------------
     137
     138
     139                364,920      12/31/2003                       376,271       12/31/2004                         385,732
     140                                                                                                               425,639
     141                                                                                                               355,092
-------------------------------------------------------------------------------------------------------------------------------
     142                723,194      12/31/2002                       744,890       12/31/2003                         788,282
     143                457,293      12/31/2002                       517,297       12/31/2003                         622,118
     144                471,053      12/31/2003                       508,480       12/31/2004                         491,176
     145                338,219      12/31/2002                       417,722       12/31/2003                         504,148
     146                352,605      12/31/2003                       383,314       12/31/2004                         363,314
-------------------------------------------------------------------------------------------------------------------------------
     147
     148
     149                312,909      12/31/2001                       312,309       12/31/2002                         347,559
     150
     151
-------------------------------------------------------------------------------------------------------------------------------
     152                210,167      12/31/2003                       274,119       12/31/2004                         282,398
     153                                                                                                               129,877
     154
     155
     156                                                              332,532       12/31/2003                         337,547
-------------------------------------------------------------------------------------------------------------------------------
     157
     158
     159                120,268      12/31/2002                       510,280       12/31/2003                         510,966
     160
     161                                                              229,450       12/31/2003                         249,897
-------------------------------------------------------------------------------------------------------------------------------
     162
     163                293,335      12/31/2002                       315,027       12/31/2003                         282,712
     164
     165                366,420      12/31/2002                       341,005       12/31/2003                         289,535
     166
-------------------------------------------------------------------------------------------------------------------------------
     167                295,193      12/31/2003                       269,494       12/31/2004                         317,582
     168
     169
     170
    170-a
-------------------------------------------------------------------------------------------------------------------------------
    170-b
     171
     172
     173                210,154      12/31/2002                       165,243       12/31/2003                         230,908
     174
-------------------------------------------------------------------------------------------------------------------------------
     175
     176                211,438      12/31/2003                       213,730       12/31/2004                         231,003
     177
     178                                                              148,318       12/31/2003                         171,901
     179                                                                                                               184,534
-------------------------------------------------------------------------------------------------------------------------------
     180
     181
     182                206,261      12/31/2003                       218,933       12/31/2004                         211,475
     183                124,199      12/31/2002                       201,621       12/31/2003
     184                  8,494      12/31/2003                       109,622       12/31/2004                         184,344
-------------------------------------------------------------------------------------------------------------------------------
     185
     186                173,828      12/31/2002                       192,049       12/31/2003                         199,616
     187
     188                186,530      12/31/2003                       180,287       12/31/2004                         156,986
     189
-------------------------------------------------------------------------------------------------------------------------------
     190                245,698      12/31/2003                       270,132       12/31/2004                         268,104
     191                374,909      12/31/2002                       400,213       12/31/2003                         419,368
     192                241,486      12/31/2002                       222,093       12/31/2003                         204,406
     193
     194
-------------------------------------------------------------------------------------------------------------------------------
     195                113,118      12/31/2002                       151,997       12/31/2003                         166,612
     196
     197                167,142      12/31/2002                       173,126       12/31/2003                         137,113
     198
     199
-------------------------------------------------------------------------------------------------------------------------------
     200




                    MOST RECENT
                        NOI            UNDERWRITTEN            UNDERWRITTEN             UNDERWRITTEN             UNDERWRITTEN
     ID                 DATE                 NOI ($)                 EGI ($)             EXPENSES ($)        NET CASH FLOW ($)
------------------------------------------------------------------------------------------------------------------------------

      1              7/31/2005           11,925,150              20,480,050                8,554,899               11,677,867
      2              12/31/2004           9,138,880              12,699,969                3,561,089                8,769,748
      3              12/31/2004           7,640,880              14,532,703                6,891,823                7,081,745
      4                                   5,474,528               7,432,474                1,957,946                5,131,037
      5              5/31/2005            6,571,251              24,537,000               17,965,749                5,589,771
------------------------------------------------------------------------------------------------------------------------------
      6              5/31/2005            4,606,303               7,237,839                2,631,536                4,477,049
      7                                   4,860,142              10,530,187                5,670,045                4,801,692
      8                                   4,564,989               6,221,546                1,656,557                4,364,647
      9              3/31/2005            4,395,568               6,065,525                1,669,957                4,139,028
     10              12/31/2004           3,529,404               4,931,434                1,402,030                3,433,521
------------------------------------------------------------------------------------------------------------------------------
     11                                   3,402,799               4,805,397                1,402,599                3,329,621
     12              12/31/2004           3,091,193               4,409,616                1,318,423                3,006,235
     13              12/31/2004           2,903,709               4,777,461                1,873,752                2,674,330
     14              6/30/2005            4,609,449              19,542,847               14,933,398                3,478,749
     15                                   3,096,961               5,029,633                1,932,672                2,848,044
------------------------------------------------------------------------------------------------------------------------------
     16              5/31/2005            1,160,408               3,273,783                2,113,375                  996,719
     17              5/31/2005              910,482               1,708,300                  797,818                  842,150
     18              5/31/2005              597,540               1,265,719                  668,179                  546,911
     19              4/30/2005              460,143               1,253,213                  793,070                  397,482
     20              4/30/2005              341,347               1,011,199                  669,852                  285,731
------------------------------------------------------------------------------------------------------------------------------
     21              5/31/2005              342,651                 757,963                  415,312                  300,205
     22              5/31/2005            2,108,922               3,151,015                1,042,093                2,062,271
    22-a
    22-b
    22-c
------------------------------------------------------------------------------------------------------------------------------
    22-d
    22-e
     23              12/31/2004           2,407,866               3,493,543                1,085,677                2,340,868
     24              6/30/2005            4,041,562              14,697,860               10,656,298                3,453,648
     25              12/31/2004           2,547,667               4,423,660                1,875,993                2,427,688
------------------------------------------------------------------------------------------------------------------------------
     26              4/30/2005            2,317,739               2,976,371                  658,633                2,205,780
     27              5/31/2005            2,163,338               2,650,337                  486,999                2,066,156
     28              5/31/2005            1,759,882               2,843,883                1,084,000                1,744,382
     29              12/31/2004           2,254,711               3,679,997                1,425,286                1,863,310
     30              12/31/2004             808,554                 990,085                  181,531                  761,951
------------------------------------------------------------------------------------------------------------------------------
     31              12/31/2004             750,715                 963,285                  212,570                  686,283
     32              12/31/2004             451,033                 587,651                  136,618                  415,209
     33              5/31/2005            1,706,720               2,936,692                1,229,972                1,633,178
     34              4/30/2005            1,858,716               2,472,576                  613,860                1,804,722
     35              6/30/2005            1,673,061               3,026,699                1,353,638                1,630,261
------------------------------------------------------------------------------------------------------------------------------
     36                                   1,729,542               2,587,098                  857,556                1,590,040
     37              12/31/2004           1,833,998               2,430,074                  596,076                1,786,260
     38                                   1,700,178               2,726,700                1,026,522                1,644,978
     39              6/30/2005            2,704,165               9,113,904                6,409,739                2,339,609
     40              5/31/2005            1,310,500               2,075,092                  764,592                1,264,636
------------------------------------------------------------------------------------------------------------------------------
     41              12/31/2004           1,474,048               2,009,329                  535,281                1,423,780
     42                                   2,087,829               3,088,844                1,001,015                1,891,041
     43              3/31/2005            1,667,236               3,377,961                1,710,725                1,455,497
     44                                   1,432,430               2,016,110                  583,680                1,401,961
     45              12/31/2004           1,544,407               2,532,688                  988,282                1,484,407
------------------------------------------------------------------------------------------------------------------------------
     46              12/31/2004           1,577,264               3,431,817                1,854,553                1,373,022
     47              5/31/2005            1,641,699               2,374,707                  733,008                1,609,047
     48              3/31/2005            1,339,387               2,290,253                  950,866                1,272,301
     49                                   1,485,385               2,241,325                  755,940                1,438,385
     50                                   1,211,232               2,157,814                  946,582                1,164,032
------------------------------------------------------------------------------------------------------------------------------
     51                                   1,303,891               1,930,852                  626,961                1,209,569
     52              6/30/2005            2,053,187               5,146,813                3,093,626                1,847,314
     53              12/31/2004           1,937,674               3,907,044                1,969,370                1,819,216
     54                                   1,210,290               1,537,621                  327,331                1,171,381
     55              5/31/2005            1,028,927               1,714,858                  685,931                1,005,059
------------------------------------------------------------------------------------------------------------------------------
     56              12/31/2004           1,565,061               2,248,668                  683,607                1,408,996
     57                                   1,284,862               2,178,491                  893,629                1,234,560
     58              12/31/2004           1,049,938               1,413,883                  363,945                1,012,329
     59              5/10/2005            1,084,103               1,653,066                  568,963                1,046,779
     60              6/30/2005              925,849               2,128,248                1,202,399                  878,599
------------------------------------------------------------------------------------------------------------------------------
     61                                   1,432,209               1,842,104                  409,895                1,316,754
     62              5/31/2005              880,411               1,201,340                  320,928                  853,161
     63                                   1,142,750               1,771,043                  628,293                1,092,639
     64                                   1,099,474               1,461,013                  361,539                1,033,124
     65              5/31/2005              969,439               1,434,891                  465,451                  900,612
------------------------------------------------------------------------------------------------------------------------------
     66                                     991,145               1,202,820                  211,675                  970,421
     67              12/31/2004           1,169,092               1,929,875                  760,783                  971,815
    67-a
    67-b
     68              6/30/2005              945,591               1,553,934                  608,343                  892,591
------------------------------------------------------------------------------------------------------------------------------
     69                                   1,067,230               1,541,640                  474,410                  995,756
    69-a
    69-b
    69-c
     70                                     924,273               1,220,462                  296,188                  912,673
------------------------------------------------------------------------------------------------------------------------------
     71                                     926,734               1,356,749                  430,015                  841,742
     72                                   1,013,722               1,369,538                  355,816                  982,100
     73              5/31/2005            1,265,893               3,117,210                1,851,317                1,141,204
     74              5/31/2005              801,340                 826,124                   24,784                  801,340
     75                                     954,348                 954,348                                           954,348
------------------------------------------------------------------------------------------------------------------------------
    75-a                                    103,500                 103,500                                           103,500
    75-b                                     99,600                  99,600                                            99,600
    75-c                                     94,608                  94,608                                            94,608
    75-d                                     90,000                  90,000                                            90,000
    75-e                                     93,240                  93,240                                            93,240
------------------------------------------------------------------------------------------------------------------------------
    75-f                                     86,400                  86,400                                            86,400
    75-g                                     85,800                  85,800                                            85,800
    75-h                                     78,000                  78,000                                            78,000
    75-i                                     79,200                  79,200                                            79,200
    75-j                                     66,000                  66,000                                            66,000
------------------------------------------------------------------------------------------------------------------------------
    75-k                                     78,000                  78,000                                            78,000
     76                                   1,281,661               1,620,431                  338,770                1,143,347
     77              6/30/2005              753,160               1,364,119                  610,959                  699,940
     78                                     980,769               1,281,286                  300,517                  941,187
     79              3/31/2005              758,309               1,109,740                  351,431                  704,889
------------------------------------------------------------------------------------------------------------------------------
     80              12/31/2004             773,741               1,210,055                  436,313                  719,703
     81              12/31/2004             760,664               1,164,958                  404,294                  734,188
     82              5/31/2005            1,015,010               2,794,274                1,779,264                  903,239
     83              4/30/2005              616,172                 949,515                  333,343                  590,807
    83-a
------------------------------------------------------------------------------------------------------------------------------
    83-b
    83-c
    83-d
    83-e
    83-f
------------------------------------------------------------------------------------------------------------------------------
    83-g
    83-h
    83-i
    83-j
     84                                     717,051                 746,928                   29,877                  658,482
------------------------------------------------------------------------------------------------------------------------------
     85              12/31/2004             888,171               1,124,301                  236,130                  782,877
     86              6/30/2005              614,002               1,147,763                  533,762                  588,002
     87                                     951,227               1,446,215                  494,988                  837,954
    87-a
    87-b
------------------------------------------------------------------------------------------------------------------------------
    87-c
     88              6/30/2005              640,112                 981,927                  341,815                  624,862
     89              5/31/2005              722,474               1,114,743                  392,270                  680,240
     90                                     660,657                 841,225                  180,568                  647,657
     91              12/31/2004             839,472               1,520,804                  681,332                  737,547
------------------------------------------------------------------------------------------------------------------------------
     92              12/31/2004             776,437               1,024,268                  247,831                  722,022
     93                                     655,546               1,009,047                  353,501                  626,480
     94              12/31/2004             974,217               1,349,343                  375,127                  903,567
     95              5/31/2005              628,604                 975,160                  346,556                  567,552
     96              12/31/2004             674,864                 947,891                  273,027                  567,886
------------------------------------------------------------------------------------------------------------------------------
     97              12/31/2004             552,703                 569,796                   17,094                  545,315
     98              5/31/2005              504,372                 924,348                  419,976                  478,452
     99              12/31/2004             586,565                 868,829                  282,264                  553,676
     100             12/31/2004             938,741               1,439,548                  500,808                  828,712
     101             12/31/2004             648,882               1,074,659                  425,777                  619,998
------------------------------------------------------------------------------------------------------------------------------
     102             12/31/2004             561,903                 714,149                  152,246                  548,261
     103             12/31/2004             465,804                 844,645                  378,842                  443,804
     104             12/31/2004             598,804                 732,546                  133,742                  536,147
     105             6/30/2005              556,387                 925,163                  368,776                  544,797
     106             4/30/2005              757,172               1,142,230                  385,058                  608,148
------------------------------------------------------------------------------------------------------------------------------
     107             12/31/2004             602,137                 921,222                  319,085                  563,003
     108                                    498,445                 678,253                  179,808                  465,383
     109                                    598,985                 751,135                  152,150                  579,464
     110             12/31/2004             481,644                 695,424                  213,780                  449,777
     111             12/31/2004             551,785                 747,939                  196,154                  513,271
------------------------------------------------------------------------------------------------------------------------------
     112             3/31/2005              712,459                 930,142                  217,683                  646,984
     113             12/31/2004             564,849                 699,750                  134,901                  515,529
     114                                    490,602                 562,888                   72,286                  472,829
     115                                  1,102,751               1,285,114                  182,363                1,060,656
     116                                    446,898                 574,237                  127,339                  413,778
------------------------------------------------------------------------------------------------------------------------------
     117             3/31/2005              508,148                 877,551                  369,403                  449,618
     118             5/31/2005              516,542               1,018,959                  502,417                  452,008
     119             12/31/2004             491,802                 610,801                  118,999                  460,538
     120             12/31/2004             481,808                 733,942                  252,134                  444,993
     121             6/30/2005              544,471                 837,938                  293,468                  466,759
------------------------------------------------------------------------------------------------------------------------------
     122             12/31/2004             573,183                 711,816                  138,633                  549,967
     123             6/30/2005              525,484                 916,516                  390,932                  442,233
     124                                    459,703                 464,346                    4,643                  459,703
     125             3/31/2005              539,772                 928,748                  388,976                  484,058
     126             3/31/2005              621,069               1,931,108                1,310,039                  543,825
------------------------------------------------------------------------------------------------------------------------------
     127             12/31/2004             699,559               1,398,349                  698,790                  668,559
     128             12/31/2004             792,599               1,207,961                  415,361                  724,154
     129             12/31/2004             625,576                 766,397                  140,821                  603,519
     130             12/31/2004             477,305                 705,813                  228,508                  430,142
     131             2/28/2005              455,065               1,002,013                  546,948                  425,058
------------------------------------------------------------------------------------------------------------------------------
     132                                    447,066                 667,229                  220,163                  419,922
     133                                    563,395                 762,593                  199,198                  526,590
     134                                    497,473                 698,326                  200,853                  468,676
     135                                    407,351                 640,167                  232,816                  383,112
     136             12/31/2004             584,842                 907,384                  322,542                  565,069
------------------------------------------------------------------------------------------------------------------------------
     137                                    387,303                 483,765                   96,462                  367,900
     138                                    445,237                 711,157                  265,920                  396,797
     139             7/31/2005              355,452                 366,445                   10,993                  352,838
     140             12/31/2004             404,600                 515,471                  110,871                  379,292
     141             3/31/2005              393,812                 693,779                  299,967                  344,846
------------------------------------------------------------------------------------------------------------------------------
     142             12/31/2004             598,238                 913,506                  315,268                  508,775
     143             12/31/2004             613,967                 817,441                  203,474                  570,748
     144             3/31/2005              444,300                 577,047                  132,746                  400,611
     145             12/31/2004             379,844                 942,257                  562,413                  324,929
     146             5/31/2005              333,464                 630,610                  297,146                  313,944
------------------------------------------------------------------------------------------------------------------------------
     147                                    442,604                 665,592                  222,988                  432,126
     148                                    343,152                 353,765                   10,613                  343,152
     149             4/30/2005              350,955                 595,756                  244,801                  310,383
     150                                    323,113                 333,106                    9,993                  323,113
     151                                    440,255                 449,240                    8,985                  440,255
------------------------------------------------------------------------------------------------------------------------------
     152             5/31/2005              280,187                 473,337                  193,150                  265,187
     153             12/31/2004             325,812                 468,382                  142,570                  300,667
     154                                    350,613                 453,644                  103,031                  323,549
     155                                    303,260                 507,578                  204,318                  291,660
     156             12/31/2004             315,389                 525,750                  210,361                  287,411
------------------------------------------------------------------------------------------------------------------------------
     157                                    303,538                 380,760                   77,222                  291,476
     158                                    291,240                 300,248                    9,007                  283,529
     159             12/31/2004             513,875                 529,768                   15,893                  443,279
     160                                    319,526                 464,298                  144,772                  309,926
     161             12/31/2004             269,479                 362,133                   92,654                  252,224
------------------------------------------------------------------------------------------------------------------------------
     162                                    342,490                 483,894                  141,404                  316,684
     163             12/31/2004             306,093                 776,893                  470,799                  257,853
     164                                    428,865                 510,708                   81,843                  392,745
     165             12/31/2004             321,306                 636,924                  315,618                  276,431
     166                                    302,953                 420,523                  117,570                  300,860
------------------------------------------------------------------------------------------------------------------------------
     167             2/28/2005              280,263                 431,194                  150,931                  259,043
     168                                    250,602                 258,353                    7,751                  244,483
     169                                    263,781                 322,388                   58,607                  251,369
     170                                    201,707                 249,478                   47,771                  199,577
    170-a                                   103,501                 131,598                   28,097                  102,389
------------------------------------------------------------------------------------------------------------------------------
    170-b                                    98,206                 117,879                   19,674                   97,188
     171                                    248,807                 329,085                   80,278                  219,824
     172                                    243,829                 251,370                    7,541                  234,471
     173             12/31/2004             257,331                 357,327                   99,996                  226,045
     174                                    231,579                 302,099                   70,520                  220,610
------------------------------------------------------------------------------------------------------------------------------
     175                                    237,056                 244,388                    7,332                  230,962
     176             3/31/2005              238,733                 383,420                  144,687                  231,857
     177                                    284,877                 481,260                  196,383                  278,477
     178             12/31/2004             205,780                 277,077                   71,297                  185,922
     179             12/31/2004             239,830                 351,200                  111,370                  218,870
------------------------------------------------------------------------------------------------------------------------------
     180                                    244,324                 317,086                   72,762                  237,230
     181                                    175,028                 181,365                    6,337                  174,117
     182             3/31/2005              210,703                 344,176                  133,473                  189,719
     183                                    208,165                 427,141                  218,976                  178,501
     184             6/29/2005              187,836                 340,775                  152,939                  172,236
------------------------------------------------------------------------------------------------------------------------------
     185                                    223,485                 285,854                   62,369                  211,005
     186             12/31/2004             193,545                 272,464                   78,919                  186,786
     187                                    163,687                 236,253                   72,566                  158,887
     188             5/31/2005              164,076                 224,934                   60,858                  146,218
     189                                    169,092                 222,843                   53,751                  158,169
------------------------------------------------------------------------------------------------------------------------------
     190             2/28/2005              254,470                 523,573                  269,103                  249,071
     191             12/31/2004             356,976                 544,884                  187,908                  311,845
     192             12/31/2004             208,065                 293,439                   85,374                  180,611
     193                                    109,653                 142,950                   33,297                  108,487
     194                                    159,265                 205,840                   46,575                  154,708
------------------------------------------------------------------------------------------------------------------------------
     195             12/31/2004             138,475                 205,074                   66,599                  132,298
     196                                    110,320                 142,675                   32,355                  104,959
     197             12/31/2004             175,257                 247,839                   72,581                  168,604
     198                                    112,436                 140,446                   28,010                  107,886
     199                                    105,301                 135,395                   30,094                   93,284
------------------------------------------------------------------------------------------------------------------------------
     200                                     55,229                  78,328                   23,099                   52,219





              UNDERWRITTEN                                                                                       LEASE
     ID        RESERVES ($)LARGEST TENANT (8)                                                             SF     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

      1            247,284
      2            101,295 AMC Theatre                                                                 78,000     12/31/2021
      3            108,434 Boston Medical Health Plan, Inc.                                            43,750     10/31/2006
      4             65,767 Troutman Sanders, LLP                                                      142,128     4/30/2021
      5            981,480
---------------------------------------------------------------------------------------------------------------------------------
      6             28,204 Safeway                                                                     37,651     2/28/2007
      7             58,450
      8             46,328 Sports Authority                                                            40,029     1/31/2016
      9             32,436 Pacific Theater                                                            129,043     5/31/2017
     10             39,223 Shop Rite                                                                   60,400     6/30/2019
---------------------------------------------------------------------------------------------------------------------------------
     11             21,174 Publix                                                                      54,340      2/5/2025
     12             38,800 K Mart                                                                     103,672     5/31/2027
     13             43,047 Arthur Gallagher & Co.                                                      21,615     12/31/2007
     14            781,714
     15             32,492 Whyte Hirschboeck Dudek S.C.                                                74,457     11/30/2015
---------------------------------------------------------------------------------------------------------------------------------
     16            163,689
     17             68,332
     18             50,629
     19             62,661
     20             55,616
---------------------------------------------------------------------------------------------------------------------------------
     21             42,446
     22             46,651
    22-a
    22-b
    22-c
---------------------------------------------------------------------------------------------------------------------------------
    22-d
    22-e
     23             12,925 ShopRite (LML)                                                              70,400     10/31/2022
     24            587,914
     25             26,585 NYC Department of Mental Health                                             76,254     1/31/2009
---------------------------------------------------------------------------------------------------------------------------------
     26             13,091 H K Super Market                                                            15,750     12/31/2008
     27             17,358 Raley's                                                                     66,496     1/27/2023
     28             15,500
     29             77,514 Federal Bureau of Investigation                                             93,095     5/31/2008
     30             12,245 Academy Sports                                                              62,776     5/31/2019
---------------------------------------------------------------------------------------------------------------------------------
     31             13,617 Party City                                                                  11,316     4/30/2009
     32              6,264 Sancturary, A Salon                                                          6,700     3/31/2008
     33             73,542
     34             14,575 Stop and Shop                                                               55,800     6/30/2026
     35             42,800
---------------------------------------------------------------------------------------------------------------------------------
     36             28,942 The TJX Companies, Inc.                                                     32,249     10/31/2013
     37             13,810 The Center Club                                                             13,289     8/31/2008
     38             55,200
     39            364,556
     40             45,864
---------------------------------------------------------------------------------------------------------------------------------
     41             18,801 Congregation Beth Shalom                                                    19,532     11/30/2014
     42             26,053 Integic Corporation                                                        130,265     9/30/2012
     43             23,205 US Post Office                                                              23,127     9/30/2009
     44              6,714 Walgreen's Co.                                                              13,650     6/18/2065
     45             60,000
---------------------------------------------------------------------------------------------------------------------------------
     46             34,040 Amscot Corporation                                                          32,993     7/31/2009
     47             14,387 Univeristy of Southern California                                           57,280     12/31/2009
     48             20,022 Pathmark Stores                                                             48,760     6/30/2010
     49             47,000
     50             47,200
---------------------------------------------------------------------------------------------------------------------------------
     51             16,658 Cox Media                                                                   21,816     12/31/2012
     52            205,873
     53             22,718 Seaman Furniture Company, Inc.                                              36,655     7/31/2015
     54              8,340 Walgreen Co.                                                                14,560     9/30/2079
     55             23,868
---------------------------------------------------------------------------------------------------------------------------------
     56             12,783 Conwal                                                                      15,600     5/31/2007
     57             15,399 Acme                                                                        57,560     8/31/2023
     58             12,402 Any Mountain Ltd.                                                           19,867     3/31/2011
     59             16,464 A&P Supermarket                                                             52,031     1/31/2016
     60             47,250
---------------------------------------------------------------------------------------------------------------------------------
     61             24,565 AAR Corp.                                                                  245,650     5/31/2020
     62             27,250
     63             18,814 Big Lots                                                                    34,076     1/31/2015
     64             41,218 Publix Super Markets, Inc.                                                  56,000     6/22/2008
     65             25,475 Kmart                                                                       86,479     4/30/2015
---------------------------------------------------------------------------------------------------------------------------------
     66              4,944 CVS EGL North 16th AZ, L.L.C.                                               13,813     10/26/2023
     67             35,729
    67-a                   Ball Aerospace & Technologies                                               59,542     2/28/2010
    67-b                   AT&T Global Solutions                                                       20,616     1/31/2008
     68             53,000
---------------------------------------------------------------------------------------------------------------------------------
     69             14,294
    69-a                   Embassy Theater                                                             50,086     2/28/2025
    69-b                   Los Cucos                                                                    7,800     1/14/2007
    69-c                   Opah Greek Cafe                                                              3,016     5/31/2010
     70             11,600
---------------------------------------------------------------------------------------------------------------------------------
     71             12,453 Indiana Heart Physicians, Inc.                                              62,265     6/30/2020
     72              3,768 Sav On                                                                      16,496     3/31/2030
     73            124,688
     74                    Linen's N Things (CVS Credit)                                               33,012     1/31/2018
     75
---------------------------------------------------------------------------------------------------------------------------------
    75-a                   7-Eleven Inc.                                                                3,000     9/30/2017
    75-b                   7-Eleven Inc.                                                                3,045     2/28/2023
    75-c                   7-Eleven Inc.                                                                2,970     11/30/2021
    75-d                   7-Eleven Inc.                                                                2,960     11/30/2021
    75-e                   7-Eleven Inc.                                                                3,430     11/30/2018
---------------------------------------------------------------------------------------------------------------------------------
    75-f                   7-Eleven Inc.                                                                3,000     2/28/2026
    75-g                   7-Eleven Inc.                                                                2,360     3/31/2020
    75-h                   7-Eleven Inc.                                                                3,470     8/31/2019
    75-i                   7-Eleven Inc.                                                                2,080     7/31/2018
    75-j                   7-Eleven Inc.                                                                3,000     10/31/2019
---------------------------------------------------------------------------------------------------------------------------------
    75-k                   7-Eleven Inc.                                                                3,000     11/30/2021
     76             29,400 ACMI Corporation                                                           100,000     12/31/2009
     77             53,220
     78             11,470 Richard-Allen Scientific Corporation                                       114,700     2/28/2017
     79             20,057 Kroger                                                                      57,392     5/31/2016
---------------------------------------------------------------------------------------------------------------------------------
     80             28,120 Dollar Peace                                                                 8,400     3/31/2018
     81             26,477
     82            111,771
     83             25,365
    83-a
---------------------------------------------------------------------------------------------------------------------------------
    83-b
    83-c
    83-d
    83-e
    83-f
---------------------------------------------------------------------------------------------------------------------------------
    83-g
    83-h
    83-i
    83-j
     84             20,082 Burlington Coat Factory                                                     80,880     1/31/2015
---------------------------------------------------------------------------------------------------------------------------------
     85             18,036 Weis Markets, Inc.                                                          54,298     8/31/2019
     86             26,000
     87             85,977
    87-a                   SportRack, LLC                                                             108,550     11/30/2023
    87-b                   SportRack, LLC                                                             108,023     11/30/2023
---------------------------------------------------------------------------------------------------------------------------------
    87-c                   SportRack, LLC                                                              78,310     11/30/2023
     88             15,250
     89              7,215 Care New England Medical Group                                              10,829      8/4/2014
     90             13,000
     91             21,000 Peckar & Abramson, P.C.                                                     35,000     12/31/2018
---------------------------------------------------------------------------------------------------------------------------------
     92             16,502 The Noell Design Group (3)                                                  17,600     4/30/2007
     93              8,410 Denver Spine Center                                                          9,337      2/3/2015
     94             12,837 Somerset Farm Market                                                         8,999     11/30/2023
     95             11,749 Venbrook Insurance                                                          13,377     7/31/2007
     96             20,839 McBride Electric, Inc.                                                      11,899     4/30/2010
---------------------------------------------------------------------------------------------------------------------------------
     97              7,388 Borders Books                                                               26,038     1/31/2018
     98             25,920
     99             13,641 Publix Super Market                                                         42,112     11/4/2012
     100            40,591 Weis Markets                                                                60,029     10/31/2010
     101            15,582 Osteotech                                                                   43,750     10/31/2008
---------------------------------------------------------------------------------------------------------------------------------
     102             3,635 Cingular Wireless                                                            8,600     7/30/2009
     103            22,000
     104            18,740 GDR Inter-Tech (5030 Building)                                              35,500     7/31/2017
     105            11,590
     106            31,359 KEDT Channel 16                                                             13,958     2/28/2006
---------------------------------------------------------------------------------------------------------------------------------
     107            14,209 Conn's                                                                      26,650     11/30/2010
     108             4,312 Resurgens, P.C.                                                             28,750     3/10/2019
     109             3,636 Blockbuster, Inc.                                                            6,035     12/31/2018
     110             5,202 Family Dollar Stores, Inc.                                                   8,400     12/31/2009
     111             6,000 Dave & Busters I, LP                                                        40,000     12/31/2019
---------------------------------------------------------------------------------------------------------------------------------
     112            20,018 Office Depot                                                                25,000     3/31/2010
     113            18,360 Durabox Ram                                                                 31,200     2/28/2008
     114             2,133 New England Audio                                                            9,500     1/31/2019
     115             4,831 The Container Store                                                         30,436     1/31/2016
     116             9,600 RIS Paper Company, Inc.                                                     96,000     7/31/2014
---------------------------------------------------------------------------------------------------------------------------------
     117            19,350 Catholic Charities                                                           7,640     12/31/2006
     118                 9 Sorores, Inc.                                                               10,393     7/31/2007
     119             6,835 Antonelli College                                                           22,450     2/28/2011
     120             8,911 Silver Dollar Casino                                                        19,436     4/30/2012
     121            22,232 Kmart                                                                      108,066     7/31/2011
---------------------------------------------------------------------------------------------------------------------------------
     122             4,928 Washington Mutual                                                            4,550     3/11/2008
     123            13,252 GIOVANETTI & ASSOCIATES                                                     16,344     9/30/2012
     124                   The Tamarkin Company                                                        56,160     9/30/2026
     125            13,019 Walgreens                                                                   16,000     9/30/2022
     126            77,244
---------------------------------------------------------------------------------------------------------------------------------
     127            31,000
     128            42,784 RPM Warehousing, Inc.                                                      166,758     6/30/2007
     129             5,672 Women's Sauna                                                                7,900     9/30/2010
     130            15,568 Storehouse, Inc.                                                            12,610     8/31/2006
     131            30,007
---------------------------------------------------------------------------------------------------------------------------------
     132             8,370 Paragon Industries (dba Bedrosian Tile & Marble)                            55,800        MTM
     133             8,244 Children's Hospital Medical Center                                          23,190     6/30/2014
     134             6,486 Buffalo Wild Wings Bar and Grill                                             6,000     9/14/2008
     135             5,559 Medical Colleagues                                                          13,459     4/30/2025
     136            19,773 Outlet Marketplace                                                          99,820     7/31/2015
---------------------------------------------------------------------------------------------------------------------------------
     137             8,883 Chiquita Brands Company, NA                                                 98,700     10/14/2013
     138            16,440 Focus Products Group, LLC                                                  160,000     3/31/2015
     139             2,614 PETsMART                                                                    26,137     12/31/2021
     140             5,111 Michaels Stores, Inc.                                                       24,128     2/28/2010
     141             9,064 Magan Medical Clinic                                                         5,660     2/28/2015
---------------------------------------------------------------------------------------------------------------------------------
     142            23,107 MCI Telecommunications Corporation                                          62,452     8/31/2010
     143             7,393 China Garden                                                                 4,260     2/28/2008
     144            20,614 Kroger                                                                      49,347     3/31/2008
     145            12,948 TICOR Title Company of California                                           15,502     4/30/2010
     146            19,520
---------------------------------------------------------------------------------------------------------------------------------
     147             3,514 Kirkland's                                                                   5,000     1/31/2015
     148                   CVS EGL Bradenton FL, L.L.C.                                                10,908     11/2/2024
     149            40,572
     150                   CVS Pharmacy, Inc.                                                          13,013     1/31/2031
     151                   Regency Realty Group, Inc.                                                 438,039     3/31/2050
---------------------------------------------------------------------------------------------------------------------------------
     152            15,000
     153             3,319 C-21 Real Estate / Southwest Mortgage Funding / Fidelity National            7,750     4/30/2018
     154            15,977 Elkay West Corporation                                                     106,512     5/31/2015
     155            11,600
     156             7,077 Paragon Advisors                                                             6,901     9/30/2012
---------------------------------------------------------------------------------------------------------------------------------
     157             3,000 Best Buy Stores, LP                                                         20,000     1/31/2016
     158             3,189 Thrifty Payless, Inc.                                                       21,683     7/31/2025
     159            17,135 BJ's Wholesale Club                                                        114,234     8/31/2015
     160             9,600
     161             3,126 Morrissey Insurance                                                          4,688     6/30/2006
---------------------------------------------------------------------------------------------------------------------------------
     162             3,465 Infinity MRI                                                                 4,900     12/15/2009
     163            48,240
     164            12,040 TW-Fitting, NA, LLC                                                         60,200     12/31/2012
     165            44,875
     166             2,093 Walgreens Co.                                                               13,956     7/31/2059
---------------------------------------------------------------------------------------------------------------------------------
     167             4,502 Evanston Hospital Regional Corporation                                      15,361     3/31/2017
     168             2,434 Thrifty Payless, Inc.                                                       16,747     7/31/2025
     169             6,373 California Design Center                                                    18,210     6/19/2015
     170             2,130
    170-a            1,112 AutoZone - Houston                                                           7,414     1/29/2020
---------------------------------------------------------------------------------------------------------------------------------
    170-b            1,018 Auto Zone - Porter                                                           6,786     12/29/2019
     171            13,365 Amersham Corp. dba Terry Hinge and Hardware                                 49,499     3/31/2010
     172             4,413 Thrifty Payless, Inc.                                                       30,138     7/31/2025
     173             8,515 A to Z Liquidator                                                           12,500     6/30/2008
     174             1,499 Wings N Things (Taj Foods)                                                   2,418     4/30/2012
---------------------------------------------------------------------------------------------------------------------------------
     175             2,486 Thrifty Payless, Inc.                                                       16,670     7/31/2025
     176             6,876
     177             6,400
     178             2,154 Tots Unlimited                                                               5,910     12/31/2011
     179             5,824 Yak Soo Church/Kwant J. Chang                                                3,300     9/30/2006
---------------------------------------------------------------------------------------------------------------------------------
     180             1,059 Fidelity Investor Center                                                     7,062     2/28/2012
     181               911 Ruby Tuesday (ground lease)                                                 77,537     1/31/2026
     182             3,676 Fashion Bug                                                                  8,280     1/31/2006
     183            29,664
     184            15,600
---------------------------------------------------------------------------------------------------------------------------------
     185             1,839 China Sun Buffet                                                             4,500     5/31/2014
     186             6,759
     187             4,800
     188             3,788 Dollar Tree                                                                  4,560     3/31/2006
     189             1,485 Moe's Southwest Grill                                                        2,610     10/31/2008
---------------------------------------------------------------------------------------------------------------------------------
     190             5,399
     191            10,497 CiCi's Pizza                                                                 5,500     12/22/2013
     192            11,264 Ottley Floor Company, Inc.                                                   7,688     2/28/2008
     193             1,166 AutoZone                                                                     7,773     1/31/2019
     194               598 Bank United                                                                  4,000     4/24/2015
---------------------------------------------------------------------------------------------------------------------------------
     195             6,177
     196             1,787 Hardware Suppliers of A                                                     17,870     5/31/2020
     197             2,508 Eatons                                                                       3,389     5/31/2010
     198             1,050 Advanced Stores Company, Inc                                                 7,000     4/30/2020
     199             6,940 Phase 3 Media                                                               24,786      8/7/2020
---------------------------------------------------------------------------------------------------------------------------------
     200             1,092 Family Dollar                                                                7,281     6/30/2015




                                                                       LEASE
     ID       2ND LARGEST TENANT (8)                          SF     EXPIRATION     3RD LARGEST TENANT (8)
------------------------------------------------------------------------------------------------------------------------------------

      1
      2       Bassett Furniture                           60,000     8/31/2010      Jo-Ann Etc.
      3       The Robert Allen Group, Inc.                39,210     6/30/2011      Baker Knapp & Tubbs, Inc.
      4       Harris Williams & Co.                       27,418     5/31/2012      Thomas Rutherfoord, Inc
      5
------------------------------------------------------------------------------------------------------------------------------------
      6       Longs Drug Store                            24,113     2/28/2007      E&O Trading Co.
      7
      8       Circuit City Stores, Inc.                   33,893     2/10/2020      Marshall's of MA, Inc.
      9       24 Hour Fitness                             50,000     8/20/2017      Kitchen Academy
     10       Office Max North America, Inc.              30,606     6/30/2008      Linen N' Things, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     11       Total Wine & More                           15,271     1/31/2016      Boater's World
     12       Super Stop & Shop                           66,078     10/31/2021     A.J. Wright
     13       Abitibi Consolidated                        21,548     12/31/2011     Informa Solutions
     14
     15       Deloitte & Touche USA, LLP                  70,692     7/31/2014      Executive Director, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     16
     17
     18
     19
     20
------------------------------------------------------------------------------------------------------------------------------------
     21
     22
    22-a
    22-b
    22-c
------------------------------------------------------------------------------------------------------------------------------------
    22-d
    22-e
     23       Mandee                                       8,000     1/31/2007      Hollywood Video
     24
     25       NCMC Broadway, Inc.                         13,600     6/30/2007      Correction Officers Ben. Assoc.
------------------------------------------------------------------------------------------------------------------------------------
     26       Hammi Bank                                   7,000     12/31/2010     Feedable B.B.Q
     27       ERA Excel Realty                             7,677     7/14/2007      Foothills Tavern
     28
     29       Theradoc, Inc.                              20,420     5/30/2008      SWCA Inc.
     30       Guitar Center                                9,410      5/1/2015      Family Christian
------------------------------------------------------------------------------------------------------------------------------------
     31       Pier One Imports                             9,541     1/31/2007      Be-Bop Record
     32       Paper Place                                  4,200     9/30/2007      Cokesbury
     33
     34       Dollar Tree                                  9,951     8/31/2010      Dover China Buffet, Inc.
     35
------------------------------------------------------------------------------------------------------------------------------------
     36       Homegoods, Inc.                             30,000     9/30/2013      Office Depot, Inc.
     37       Newtowns Farmers Market                     13,132     5/31/2007      Village at Newtown Medical Center
     38
     39
     40
------------------------------------------------------------------------------------------------------------------------------------
     41       David's Bridal Wearhouse                    10,000     4/30/2006      NovaCare
     42
     43       Nomura Holding                              11,168     3/31/2007      Network Specialists
     44       Lady of America Spa                          6,146     2/28/2010      Viva The Chef
     45
------------------------------------------------------------------------------------------------------------------------------------
     46       US Home                                     16,725     1/31/2010      Lennar Homes
     47       Marcia J. Glenn, MD                          5,133     5/31/2010      Animal Dermatology
     48       Hollywood Entertainment                      6,321     6/30/2010      Old Colony Lot Stores
     49
     50
------------------------------------------------------------------------------------------------------------------------------------
     51       NAI Horizon                                 14,069     3/31/2015      Rosenfield & Hansen, LLP
     52
     53       Golfsmith NU, LLC                           11,000     1/31/2015      QZAR
     54       Latin American Cafe                          5,387      6/1/2015      Bonefish Grill
     55
------------------------------------------------------------------------------------------------------------------------------------
     56       Native American Services                     7,676     12/31/2006     NRT Mid-Atlantic, Inc. (Coldwell Banker)
     57       Spanky's Liquor                              7,200     12/31/2008     STS Auto
     58       Book Passaage                               12,644     3/31/2015      Izzy's/Duvall
     59       Washington Mutual Bank                       4,800     2/28/2010      Wines & Liquors
     60
------------------------------------------------------------------------------------------------------------------------------------
     61
     62
     63       Ross Stores                                 30,047     1/31/2013      99 Cent Only
     64       Timescape Resorts, LLC                       7,251     9/30/2009      Blockbuster Inc.
     65       Publix                                      42,112     3/28/2010      Walgreens (dark)
------------------------------------------------------------------------------------------------------------------------------------
     66       Encore Massage, Inc.                         3,055     2/14/2010      Chipotle Mexican Grill, Inc.
     67
    67-a
    67-b      Lockheed Martin                             19,046     6/30/2007      MTC Technologies
     68
------------------------------------------------------------------------------------------------------------------------------------
     69
    69-a
    69-b      Falls Steakhouse                             4,640     3/31/2010      The Falls
    69-c      U Build It                                   1,884     8/31/2010      Shipley's Donuts
     70
------------------------------------------------------------------------------------------------------------------------------------
     71
     72       Chan Daretta                                 2,686     6/30/2015      California Pasta Productions
     73
     74
     75
------------------------------------------------------------------------------------------------------------------------------------
    75-a
    75-b
    75-c
    75-d
    75-e
------------------------------------------------------------------------------------------------------------------------------------
    75-f
    75-g
    75-h
    75-i
    75-j
------------------------------------------------------------------------------------------------------------------------------------
    75-k
     76       BKM Enterprises, Inc.                       47,000     12/31/2005
     77
     78
     79       Damman Hardware                             15,814     11/30/2009     Bonnie's Hallmark
------------------------------------------------------------------------------------------------------------------------------------
     80       Davita                                       7,700     3/31/2006      Capital Party Supply
     81
     82
     83
    83-a
------------------------------------------------------------------------------------------------------------------------------------
    83-b
    83-c
    83-d
    83-e
    83-f
------------------------------------------------------------------------------------------------------------------------------------
    83-g
    83-h
    83-i
    83-j
     84       Boot Town                                   53,000     12/31/2010
------------------------------------------------------------------------------------------------------------------------------------
     85       Ace Hardware                                21,140     6/30/2015      Rite Aid
     86
     87
    87-a
    87-b
------------------------------------------------------------------------------------------------------------------------------------
    87-c
     88
     89       Sylvan Learning Center                       3,075     8/31/2008      Liming Xie
     90
     91       Real Estate Mortgage Network                14,463     11/30/2007     S.O.S.
------------------------------------------------------------------------------------------------------------------------------------
     92       Race (2)                                    10,340      4/1/2007      BC Cabinetry
     93       Rocky Mountain Neurosurgical                 6,402      1/1/2015      Kevin Theroux, DDS
     94       Homecare America                             7,650     3/31/2008      IHOP
     95       Button Buddies, Exak Time                    5,600     6/30/2009      Business News Publishing
     96       Webster University                           6,757     12/31/2006     Cato Research, Ltd
------------------------------------------------------------------------------------------------------------------------------------
     97       Cost Plus World Market                      23,212      8/1/2016
     98
     99       Walgreens Drug                              13,500     7/31/2042      Blockbuster Video
     100      Honesdale Cinema 6                          18,000     6/30/2007      Dollar General
     101      Programmer's Paradise                       18,000     10/31/2008     EBSCO Industries
------------------------------------------------------------------------------------------------------------------------------------
     102      ICI Paints of North America                  4,900      3/1/2006      Dunkin' Donuts
     103
     104      Federal Express (5010 Building)             34,200     12/31/2009     Kidde Residential & Commercial
     105
     106      The Believers Fellowship                     6,328     12/31/2005     Time Warner
------------------------------------------------------------------------------------------------------------------------------------
     107      Hollywood Video                              9,690     2/28/2009      Famous Footwear
     108
     109      Sleep America, Inc.                          4,817     11/5/2015      Payless Shoesource, Inc.
     110      Bank of America                              4,200     3/31/2008      Super Wash & Dry
     111
------------------------------------------------------------------------------------------------------------------------------------
     112      MacFrugals (Big Lots)                       16,900     10/31/2005     Dollar General
     113      Victory Packaging                           30,000     9/14/2007      FEDEX
     114      Mattress Pro of Nevada, LL                   3,000     6/30/2013      T-Mobile
     115      SHAMA, Inc (dba Ben & Jerry's)               1,769     11/6/2007
     116
------------------------------------------------------------------------------------------------------------------------------------
     117      Shore Heart Group                            3,960     1/31/2015      Atlantic Rehabilitation
     118      Dong Young Chang                             4,062     6/30/2006      Jae Y Kim
     119      PC Warehouse                                 8,262     11/30/2008     Primos Restaurants, Inc.
     120      Regina Celeste Salon                         3,734        MTM         Panda Place
     121      Naked Furniture                             10,710     1/31/2006      Dollar Tree
------------------------------------------------------------------------------------------------------------------------------------
     122      Cingular Wireless                            3,200     10/31/2007     ReMax Premier Cascade
     123      Northwestern Human Services                 12,790     12/31/2010     CENTER PROFESSIONAL EDUCATION
     124
     125      All About Pets                               5,584     8/31/2010      Apple American Limited Partnership of Minnesota
     126
------------------------------------------------------------------------------------------------------------------------------------
     127
     128      Legend Warehouse & Trucking                 35,000     1/31/2007
     129      Tinga, Tinga  Kar-o-ke                       5,404     10/30/2007     Vivant Joie
     130      Jo-Ann Fabrics                              12,125     6/30/2010      Primitives Furniture
     131
------------------------------------------------------------------------------------------------------------------------------------
     132
     133      Patient First Physicians Group              16,079     7/31/2015
     134      Interiors by Christine                       3,392     11/30/2007     Sterling Diamonds
     135      Dr. Corovessis                               2,977     5/22/2015      Katy Urgent
     136      Giant Eagle                                 47,000     2/28/2008
------------------------------------------------------------------------------------------------------------------------------------
     137
     138
     139
     140      David's Bridal, Inc.                         9,946     9/30/2011
     141      Dr. John Bonagofsky, Jr.                     3,297     5/31/2007      Waters & Robinson, LLP
------------------------------------------------------------------------------------------------------------------------------------
     142
     143      Kwang Soon Kim                               2,532     7/31/2014      Property Works (El Pollo Loco)
     144      Eagle's Tavern                               2,500     2/28/2009      Hong Kong Restaurant
     145      First Horizon Home Loan Corpor              14,975     6/30/2010      Turbo Data Systems
     146
------------------------------------------------------------------------------------------------------------------------------------
     147      Talbots                                      4,200     1/31/2015      Joseph A. Banks
     148
     149
     150
     151
------------------------------------------------------------------------------------------------------------------------------------
     152
     153      Pizza & Wings                                2,640     8/30/2008      Dollar & More
     154
     155
     156      Mainsail                                     6,901     3/31/2012      Club Fit
------------------------------------------------------------------------------------------------------------------------------------
     157
     158
     159
     160
     161      Trent Law Offices                            3,891     6/30/2006      Flamingo Realty
------------------------------------------------------------------------------------------------------------------------------------
     162      Coldwell Banker United Realtors              4,900     7/15/2009      Double Dave's
     163
     164      Synchronous Industrial Services, Inc.       60,200     10/31/2015
     165
     166
------------------------------------------------------------------------------------------------------------------------------------
     167      Anthony Horan, M.D.                          1,700     5/31/2007      Michael J. O'Connor, M.D.
     168
     169
     170
    170-a
------------------------------------------------------------------------------------------------------------------------------------
    170-b
     171
     172
     173      Walnut Hill Paint                           10,039     2/28/2007      Bright Flowers Import
     174      Cingular Wireless                            2,380     8/31/2010      Electronics Boutique "EB" Games
------------------------------------------------------------------------------------------------------------------------------------
     175
     176
     177
     178      Gamers Zone                                  2,148     1/31/2007      ACE America Cash Express
     179      A Plus Dental                                1,796     3/31/2006      Skincare/Jeong Rae Choi
------------------------------------------------------------------------------------------------------------------------------------
     180
     181      Arby's (ground lease)                       30,928     5/14/2025
     182      Dollar Tree                                  5,175     8/31/2009      Shoe Show of Rocky Mount, Inc.
     183
     184
------------------------------------------------------------------------------------------------------------------------------------
     185      America's Mattress                           3,290     6/30/2009      Q.C. Financial Services
     186
     187
     188      Cato                                         4,160     1/31/2007      Little Caesars- Frisbee
     189      Ultra Tan                                    1,758     11/29/2009     Roly Poly
------------------------------------------------------------------------------------------------------------------------------------
     190
     191      A-Town Sports                                4,225     3/31/2007      Greg Douglas Coronado
     192      Rolling Stones                               4,733     1/31/2006      Fenton's Office Repair
     193
     194
------------------------------------------------------------------------------------------------------------------------------------
     195
     196
     197      Starbucks                                    2,640     6/30/2010      7- Eleven
     198
     199
------------------------------------------------------------------------------------------------------------------------------------
     200





                                                                               UPFRONT                             MONTHLY
                            LEASE         PERCENT                LEASED    REPLACEMENT                         REPLACEMENT
     ID            SF     EXPIRATION       LEASED            AS-OF DATE    RESERVES ($)                        RESERVES ($)
---------------------------------------------------------------------------------------------------------------------------

      1                                     92.1%              6/1/2005         22,625                              22,625
      2        46,535     1/31/2010         93.0%             3/31/2005
      3        22,636     7/31/2013         94.0%             5/11/2005
      4        27,418     5/31/2015         80.9%             7/29/2005
      5                                     74.7%             5/31/2005
---------------------------------------------------------------------------------------------------------------------------
      6         8,573     12/31/2020        95.0%              7/8/2005
      7                                     50.3%             7/14/2005                                              4,775
      8        33,192     4/30/2015         98.0%             8/24/2005
      9        19,730     6/30/2015         95.7%              8/1/2005          2,703                               2,703
     10        30,096     6/30/2008        100.0%             8/16/2005
---------------------------------------------------------------------------------------------------------------------------
     11        14,978     7/26/2015         80.3%              8/1/2005          1,764                               1,764
     12        23,696     3/31/2012        100.0%             6/17/2005          2,156                               2,156
     13        17,203     7/31/2020         91.7%             7/19/2005          3,587                               3,587
     14                                     54.8%             6/30/2005         60,197                              60,197
     15        30,004     4/30/2014         97.6%              8/1/2005
---------------------------------------------------------------------------------------------------------------------------
     16                                     69.0%             5/31/2005                                             10,829
     17                                     81.2%             5/31/2005                                              5,694
     18                                     73.8%             5/31/2005                                              4,219
     19                                     65.1%             4/30/2005                                              4,177
     20                                     61.9%             4/30/2005                                              3,371
---------------------------------------------------------------------------------------------------------------------------
     21                                     67.4%             5/31/2005                                              2,527
     22                                     68.2%             5/26/2005                                              3,888
    22-a                                    62.4%             5/26/2005
    22-b                                    69.3%             5/26/2005
    22-c                                    73.1%             5/26/2005
---------------------------------------------------------------------------------------------------------------------------
    22-d                                    69.9%             5/26/2005
    22-e                                    71.8%             5/26/2005
     23         7,000     3/14/2008        100.0%             4/29/2005
     24                                     84.3%             6/30/2005         46,023                              46,023
     25        11,668     6/30/2007         97.6%              5/1/2005          2,263                               2,263
---------------------------------------------------------------------------------------------------------------------------
     26         4,602     4/30/2006         99.7%              7/1/2005          1,091                               1,091
     27         4,800     7/31/2010        100.0%              5/1/2005                                              1,447
     28                                     98.7%             6/21/2005
     29        17,945     1/31/2011         82.2%             7/13/2005
     30         6,020     5/31/2007        100.0%              3/7/2005                                              1,020
---------------------------------------------------------------------------------------------------------------------------
     31         6,375     2/28/2006         95.0%             7/20/2005                                              1,135
     32         3,600     10/31/2008       100.0%             3/16/2005         84,600                                 522
     33                                     93.2%             5/16/2005                                              6,133
     34         8,635     2/28/2011         95.6%              6/3/2005          1,349                               1,349
     35                                     99.1%             6/17/2005                                              3,567
---------------------------------------------------------------------------------------------------------------------------
     36        25,000     7/31/2015         95.5%              7/6/2005
     37        10,171     7/31/2009         96.5%             7/18/2005          1,151                               1,151
     38                                     96.2%             8/21/2005                                              4,600
     39                                     70.3%             6/30/2005         28,290                              28,290
     40                                     95.2%             5/17/2005                                              3,822
---------------------------------------------------------------------------------------------------------------------------
     41        10,000     12/31/2009        97.6%              7/8/2005          1,573                               1,573
     42                                    100.0%             7/12/2005
     43        10,665     8/31/2011         95.0%             5/12/2005                                              1,548
     44         3,865     3/31/2010         90.0%             6/26/2005            730                                 730
     45                                     97.5%             7/13/2005          5,198                               5,198
---------------------------------------------------------------------------------------------------------------------------
     46        16,725     10/31/2009        86.2%             4/19/2005
     47         2,845     3/31/2008        100.0%             5/11/2005
     48         4,950     1/31/2012         92.5%             5/12/2005                                              1,669
     49                                     98.9%              6/7/2005         48,000
     50                                     71.2%             7/11/2005
---------------------------------------------------------------------------------------------------------------------------
     51        13,583     3/31/2015         94.6%             4/30/2005                                                695
     52                                     73.4%             6/30/2005                       4% of Monthly Gross Revenues
     53         8,400     2/28/2013         93.1%              7/7/2005
     54         5,276     8/31/2014        100.0%             7/27/2005
     55                                     86.7%             6/21/2005
---------------------------------------------------------------------------------------------------------------------------
     56         7,666     2/28/2007         98.1%             7/18/2005
     57         5,600     3/31/2019        100.0%             6/28/2005
     58         6,312     10/31/2016        97.9%             4/30/2005
     59         4,700     5/30/2006         94.8%              5/4/2005          1,372                               1,372
     60                                     97.9%             7/13/2005          4,158                               4,158
---------------------------------------------------------------------------------------------------------------------------
     61                                    100.0%             7/15/2005
     62                                     71.4%             6/27/2005                                              1,590
     63        28,529     4/30/2008         98.8%              7/7/2005
     64         5,000     3/31/2009         98.0%             6/29/2005                                              8,750
     65        14,000     3/31/2010        100.0%             6/27/2005          2,123                               2,123
---------------------------------------------------------------------------------------------------------------------------
     66         2,400     2/22/2014         83.6%              7/1/2005
     67                                     93.0%             4/11/2005                                              2,400
    67-a                                   100.0%             4/11/2005
    67-b        5,876     1/31/2010         85.9%             4/11/2005
     68                                     95.3%             7/13/2005          4,417                               4,417
---------------------------------------------------------------------------------------------------------------------------
     69                                     98.7%               Various                                                983
    69-a                                   100.0%             3/14/2005
    69-b        4,000     3/31/2009        100.0%              7/6/2005
    69-c        1,800     3/31/2012         90.4%              7/6/2005
     70                                     93.1%             6/29/2005
---------------------------------------------------------------------------------------------------------------------------
     71                                    100.0%              7/7/2005
     72         1,934     8/31/2010         96.8%              7/7/2005
     73                                     79.3%             5/31/2005                                             13,027
     74                                    100.0%             6/25/2005
     75                                    100.0%             5/19/2005
---------------------------------------------------------------------------------------------------------------------------
    75-a                                   100.0%             5/19/2005
    75-b                                   100.0%             5/19/2005
    75-c                                   100.0%             5/19/2005
    75-d                                   100.0%             5/19/2005
    75-e                                   100.0%             5/19/2005
---------------------------------------------------------------------------------------------------------------------------
    75-f                                   100.0%             5/19/2005
    75-g                                   100.0%             5/19/2005
    75-h                                   100.0%             5/19/2005
    75-i                                   100.0%             5/19/2005
    75-j                                   100.0%             5/19/2005
---------------------------------------------------------------------------------------------------------------------------
    75-k                                   100.0%             5/19/2005
     76                                    100.0%              9/1/2005          2,450                               2,450
     77                                     93.2%             7/25/2005                                              4,435
     78                                    100.0%              7/7/2005
     79         4,900     1/31/2010        100.0%              5/3/2005
---------------------------------------------------------------------------------------------------------------------------
     80         7,200     5/31/2011        100.0%              6/7/2005          2,533                               2,533
     81                                    100.0%             5/24/2005
     82                                     74.3%             5/31/2005          7,120        4% of Monthly Gross Revenues
     83                                     95.6%             6/29/2005                                              2,225
    83-a                                   100.0%             6/29/2005
---------------------------------------------------------------------------------------------------------------------------
    83-b                                    88.2%             6/29/2005
    83-c                                    92.3%             6/29/2005
    83-d                                   100.0%             6/29/2005
    83-e                                   100.0%             6/29/2005
    83-f                                   100.0%             6/29/2005
---------------------------------------------------------------------------------------------------------------------------
    83-g                                    85.7%             6/29/2005
    83-h                                   100.0%             6/29/2005
    83-i                                   100.0%             6/29/2005
    83-j                                   100.0%             6/29/2005
     84                                    100.0%             6/28/2005         20,000
---------------------------------------------------------------------------------------------------------------------------
     85        12,028     3/30/2007         89.4%              7/1/2005          1,503                               1,503
     86                                     98.1%             7/13/2005          2,435                               2,435
     87                                    100.0%              9/6/2004
    87-a                                   100.0%              9/6/2004
    87-b                                   100.0%              9/6/2004
---------------------------------------------------------------------------------------------------------------------------
    87-c                                   100.0%              9/6/2004
     88                                     95.1%             6/30/2005                                              1,271
     89         2,530     5/31/2010         91.3%             6/30/2005            540                                 540
     90                                    100.0%             2/11/2005
     91         6,093     12/31/2006       100.0%              5/1/2005                                              1,750
---------------------------------------------------------------------------------------------------------------------------
     92         6,550      2/1/2006        100.0%              5/1/2005                                              1,834
     93         4,205      1/1/2015         86.2%             1/18/2005                                                701
     94         5,360     5/31/2021        100.0%             6/30/2005
     95         4,213     5/31/2010         93.4%              7/1/2005            979                                 979
     96         5,217      1/3/2007         93.0%             6/30/2005                                              1,751
---------------------------------------------------------------------------------------------------------------------------
     97                                    100.0%             6/28/2005         10,000
     98                                     95.0%             7/12/2005                                              2,160
     99         7,000     2/29/2008        100.0%              6/1/2005
     100        7,100     6/30/2008         95.4%             4/28/2005                                              1,492
     101        8,912     7/31/2006        100.0%             4/12/2005                                              1,299
---------------------------------------------------------------------------------------------------------------------------
     102        3,720     1/30/2021        100.0%              7/1/2005            303                                 303
     103                                    95.5%             7/13/2005          1,936                               1,936
     104       24,000     12/31/2008       100.0%             6/10/2005                                              1,562
     105                                    64.1%              7/1/2005                                                975
     106        5,368     3/31/2008         96.5%             6/30/2005                                              2,614
---------------------------------------------------------------------------------------------------------------------------
     107        5,000     6/30/2007        100.0%              5/1/2005          1,184                               1,184
     108                                   100.0%             7/29/2005
     109        3,942     9/30/2014         94.1%              7/7/2005
     110        3,615     4/30/2012         95.2%              7/1/2005                                                434
     111                                   100.0%              5/1/2005            500                                 500
---------------------------------------------------------------------------------------------------------------------------
     112        8,750     2/28/2008         85.5%              4/1/2005                                              1,688
     113       20,000     6/30/2010         91.0%             7/15/2005                                              1,530
     114        1,720     10/31/2012       100.0%              6/9/2005
     115                                   100.0%             6/10/2005
     116                                   100.0%             7/18/2005
---------------------------------------------------------------------------------------------------------------------------
     117        3,579     8/31/2007         90.9%             4/12/2005                                              1,297
     118        2,833     11/15/2006        90.1%             6/27/2005          1,626                               1,626
     119        7,255     12/31/2008       100.0%             8/10/2005     72,150 LOC
     120        3,400     9/30/2015        100.0%             7/27/2005                                                594
     121        4,800     1/31/2008         97.6%              7/1/2005                                              1,428
---------------------------------------------------------------------------------------------------------------------------
     122        3,200     1/31/2006        100.0%             6/23/2005                                                513
     123       12,490     4/30/2006         90.2%              5/6/2005                                              1,104
     124                                   100.0%             6/29/2005
     125        5,300     8/31/2014        100.0%              4/1/2005
     126                                    73.9%             3/31/2005                       4% of Monthly Gross Revenues
---------------------------------------------------------------------------------------------------------------------------
     127                                    97.6%              8/2/2005
     128                                    94.3%             6/14/2005          3,565                               3,565
     129        1,833     5/31/2007         97.6%             7/15/2005
     130       11,550     8/31/2009        100.0%             7/26/2005
     131                                    94.2%             4/25/2005                                              3,000
---------------------------------------------------------------------------------------------------------------------------
     132                                   100.0%             6/30/2005
     133                                    95.2%             7/29/2005
     134        3,000     11/30/2012        67.1%              2/1/2005                                                541
     135        2,875     5/31/2015        100.0%             6/15/2005
     136                                   100.0%             5/11/2005
---------------------------------------------------------------------------------------------------------------------------
     137                                   100.0%              7/1/2005        200,000                                 740
     138                                   100.0%             7/28/2005
     139                                   100.0%              9/1/2005
     140                                   100.0%             4/15/2005                                                426
     141        2,902     1/31/2006         94.4%              5/1/2005            813                                 813
---------------------------------------------------------------------------------------------------------------------------
     142                                   100.0%             7/21/2005
     143        2,500     12/1/2025         95.7%              2/1/2005
     144        2,275     1/31/2008         95.1%             6/29/2005                                              2,950
     145        7,097     11/30/2010       100.0%             6/30/2005                                                650
     146                                    98.8%              6/1/2005                                              1,627
---------------------------------------------------------------------------------------------------------------------------
     147        3,905     6/30/2014        100.0%             6/24/2005
     148                                   100.0%              5/1/2005
     149                                   100.0%             3/17/2005                                              3,381
     150                                   100.0%              9/1/2005
     151                                   100.0%              7/1/2005
---------------------------------------------------------------------------------------------------------------------------
     152                                    91.7%             6/20/2005                                              1,250
     153        2,640     12/31/2009       100.0%              7/7/2005                                                277
     154                                   100.0%              2/1/2005                                                888
     155                                   100.0%             7/13/2005
     156        6,000     3/31/2010         93.3%              6/1/2005                                                590
---------------------------------------------------------------------------------------------------------------------------
     157                                   100.0%             6/30/2005
     158                                   100.0%              9/1/2005
     159                                   100.0%              9/1/2005         35,000
     160                                    89.6%             5/24/2005
     161        2,662     6/30/2006         89.5%             7/14/2005                                                260
---------------------------------------------------------------------------------------------------------------------------
     162        3,500     10/31/2010       100.0%              1/1/2005                                                300
     163                                    99.3%             3/31/2005                                              4,020
     164                                   100.0%            11/19/2004
     165                                    92.8%             7/19/2005                                              2,605
     166                                   100.0%             5/26/2005
---------------------------------------------------------------------------------------------------------------------------
     167        1,475     3/31/2012         82.3%              4/1/2005
     168                                   100.0%              9/1/2005
     169                                   100.0%             6/21/2005
     170                                   100.0%              4/4/2005                                                178
    170-a                                  100.0%              4/4/2005
---------------------------------------------------------------------------------------------------------------------------
    170-b                                  100.0%              4/4/2005
     171                                   100.0%              6/3/2005
     172                                   100.0%              9/1/2005
     173        8,190     2/28/2008         89.0%              8/2/2005
     174        1,400     9/30/2009        100.0%             6/22/2005                                                125
---------------------------------------------------------------------------------------------------------------------------
     175                                   100.0%              9/1/2005
     176                                    93.6%             3/31/2005         60,000                                 573
     177                                    93.8%             7/18/2005
     178        1,300     5/31/2006        100.0%              4/1/2005            179                                 179
     179        1,500     10/30/2006        90.8%              4/1/2005            468                                 468
---------------------------------------------------------------------------------------------------------------------------
     180                                   100.0%              6/2/2005
     181                                   100.0%             5/31/2005
     182        4,558     11/30/2005       100.0%             4/12/2005                                                306
     183                                    98.1%              6/3/2005
     184                                    92.3%             7/14/2005                                              1,083
---------------------------------------------------------------------------------------------------------------------------
     185        1,740     6/30/2009        100.0%             12/3/2004
     186                                    94.5%             5/31/2005                                                563
     187                                    95.8%              8/4/2005
     188        1,600     3/14/2009        100.0%             5/26/2005                                                316
     189        1,691     6/30/2008         86.4%             7/22/2005
---------------------------------------------------------------------------------------------------------------------------
     190                                    77.8%             4/11/2005                                                600
     191        4,120     6/30/2006         92.3%             8/18/2005
     192        2,400     1/31/2007         87.1%             7/26/2005
     193                                   100.0%              6/2/2005                                                 95
     194                                   100.0%             6/23/2005
---------------------------------------------------------------------------------------------------------------------------
     195                                    99.6%             5/26/2005                                                515
     196                                   100.0%              8/1/2005
     197        2,310     4/30/2009        100.0%             4/21/2005
     198                                   100.0%             8/12/2005
     199                                   100.0%              8/5/2005
---------------------------------------------------------------------------------------------------------------------------
     200                                   100.0%             7/26/2005




                 UPFRONT            MONTHLY             MONTHLY TAX        MONTHLY INSURANCE                            UPFRONT
     ID         TI/LC ($)          TI/LC ($)              ESCROW ($)               ESCROW ($)                   OTHER ESCROW ($) (9)
--------------------------------------------------------------------------------------------------------------------------------

      1                                                     213,039                   29,358
      2
      3                                                                                                               1,000,000
      4                                                                                                               4,465,055
      5                                                      51,006                                                     480,000
--------------------------------------------------------------------------------------------------------------------------------
      6                                                      30,054                   21,013
      7                                                      62,801                    9,108                          4,000,000
      8        1,248,655                                                                                              1,951,659
      9           16,667             16,667                  38,665                   19,429                          1,587,166
     10                                                      73,485
--------------------------------------------------------------------------------------------------------------------------------
     11        1,357,357                                     58,333                   16,128                          6,854,898
     12                               4,167                  46,522                    9,370
     13          300,000                                     51,615                    5,133                            203,886
     14                                                      65,426                                                   1,000,000
     15                                                      55,028                                                   1,000,000
--------------------------------------------------------------------------------------------------------------------------------
     16                                                       6,204
     17                                                       1,667
     18                                                       1,195
     19                                                       6,772
     20                                                       5,136
--------------------------------------------------------------------------------------------------------------------------------
     21                                                         497
     22                                                      27,200                    3,167                          5,067,930
    22-a
    22-b
    22-c
--------------------------------------------------------------------------------------------------------------------------------
    22-d
    22-e
     23                                                      58,800
     24                                                      24,004
     25                                                      61,546                    5,702
--------------------------------------------------------------------------------------------------------------------------------
     26            8,333              8,333                  22,894                    2,052
     27                               4,500                  12,193                    3,231                             80,000
     28
     29                                                      27,904                    3,971
     30                               2,863                  13,600                    1,180                             43,000
--------------------------------------------------------------------------------------------------------------------------------
     31                               4,053                  12,665                    1,555                            183,000
     32                               2,490                   7,270                      664
     33                                                      16,211                    5,654
     34                               2,917                  27,490                    1,292
     35                                                      28,762
--------------------------------------------------------------------------------------------------------------------------------
     36                                                      18,638                                                   3,700,000
     37            3,833              3,833                  15,831                                                     500,000
     38
     39                                                       7,768                                                   2,525,000
     40                                                      12,153                    2,987
--------------------------------------------------------------------------------------------------------------------------------
     41          270,000                                     11,700                    3,441
     42                                                       2,670                                                     552,168
     43                              12,500
     44            1,833              1,833                  15,425                    5,754                          2,100,000
     45                                                      21,856
--------------------------------------------------------------------------------------------------------------------------------
     46                               7,000                  37,971                                                     140,928
     47        1,369,767                                     11,085
     48                                                      35,800                    2,194                            593,750
     49                                                      16,701                    1,382
     50                                                      17,744                    4,566
--------------------------------------------------------------------------------------------------------------------------------
     51                                                      16,075                                                     268,201
     52
     53                                                     105,278
     54           58,737                                     12,284                                                   2,400,000
     55
--------------------------------------------------------------------------------------------------------------------------------
     56                                                      13,117                      875
     57
     58          197,824                                     32,167                                                     450,000
     59            2,500              2,500                  30,267
     60                                                      15,244
--------------------------------------------------------------------------------------------------------------------------------
     61                                                      20,653
     62                                                       2,093                    1,566
     63
     64                                                      11,128
     65            4,167              4,167                  19,771                    2,719                            365,000
--------------------------------------------------------------------------------------------------------------------------------
     66                                                       9,992
     67                                                      16,466                    1,065                            250,000
    67-a
    67-b
     68                                                       5,044
--------------------------------------------------------------------------------------------------------------------------------
     69                                                      17,519                    3,500                          1,110,667
    69-a
    69-b
    69-c
     70          281,200                                      6,398                                                      68,425
--------------------------------------------------------------------------------------------------------------------------------
     71                               5,189                   3,929
     72                                                                                                                 527,285
     73                                                       6,722                    1,485
     74
     75
--------------------------------------------------------------------------------------------------------------------------------
    75-a
    75-b
    75-c
    75-d
    75-e
--------------------------------------------------------------------------------------------------------------------------------
    75-f
    75-g
    75-h
    75-i
    75-j
--------------------------------------------------------------------------------------------------------------------------------
    75-k
     76           18,750             18,750                  17,250                                                     891,530
     77
     78
     79
--------------------------------------------------------------------------------------------------------------------------------
     80            2,326              2,326                  20,700                    1,743
     81
     82                                                       6,820                    2,985
     83                                                       8,288                    4,128                             20,000
    83-a
--------------------------------------------------------------------------------------------------------------------------------
    83-b
    83-c
    83-d
    83-e
    83-f
--------------------------------------------------------------------------------------------------------------------------------
    83-g
    83-h
    83-i
    83-j
     84          100,000
--------------------------------------------------------------------------------------------------------------------------------
     85          500,000              6,500                   6,654                    2,909                              4,908
     86                                                       8,658
     87                                                                                                                  50,000
    87-a
    87-b
--------------------------------------------------------------------------------------------------------------------------------
    87-c
     88                                                       3,380                    3,025                            300,000
     89            2,500              2,500                  12,397                    1,903                            147,282
     90                                                       1,093                    1,800
     91                               2,500                  14,458                    1,566
--------------------------------------------------------------------------------------------------------------------------------
     92                                                       6,882                    2,347
     93          232,230              7,300                   1,774                      585                             58,500
     94                                                      12,317                    3,414                            250,000
     95            3,667              3,667                   5,692                      635
     96                                                       7,520                      976
--------------------------------------------------------------------------------------------------------------------------------
     97                                                                                                                 767,800
     98                                                       5,438                    1,768
     99                                                       7,199                    2,333
     100                                                     17,235                    2,186
     101                              4,000                  13,052                    1,639
--------------------------------------------------------------------------------------------------------------------------------
     102          50,000                                      4,870
     103                                                      6,664
     104                              9,000
     105                                                      6,710                      927
     106         100,000                                      8,314                    2,103
--------------------------------------------------------------------------------------------------------------------------------
     107           2,277              2,277                  10,631                    1,180
     108                                                      1,491
     109          31,235                                      1,161                                                     253,277
     110                              2,500                   8,513                      688                             28,752
     111                                                     12,380                      786
--------------------------------------------------------------------------------------------------------------------------------
     112                                                      8,532                      971
     113                                                      3,318                    1,191
     114                              1,578                   3,012                      637
     115
     116
--------------------------------------------------------------------------------------------------------------------------------
     117                              6,000                  10,756                    1,355
     118          80,000              6,667                   5,608                      912
     119                              2,000                   5,425                      981
     120                              5,000                   2,339                      832
     121
--------------------------------------------------------------------------------------------------------------------------------
     122                                                      4,649                    1,661
     123          50,000              2,778                   7,228                    1,472
     124
     125                                                     25,143                      623                            155,625
     126                                                      3,546                      885
--------------------------------------------------------------------------------------------------------------------------------
     127                                                     15,898
     128                                                     18,921                    2,671
     129         100,000                                      4,838
     130
     131                                                      9,666                    3,480
--------------------------------------------------------------------------------------------------------------------------------
     132
     133          79,880                                      1,373
     134                                                      2,398                      804
     135                                833                   8,160                    1,683                            550,021
     136
--------------------------------------------------------------------------------------------------------------------------------
     137                              2,600
     138
     139
     140                              1,420                   3,429                                                      50,000
     141           4,167              4,167                   4,635                      667
--------------------------------------------------------------------------------------------------------------------------------
     142
     143
     144                              2,000                   3,855                      378
     145                              4,000                   4,391                      793                            190,400
     146
--------------------------------------------------------------------------------------------------------------------------------
     147
     148
     149                                                      5,218                    2,508
     150
     151
--------------------------------------------------------------------------------------------------------------------------------
     152                                                      3,510                    1,000
     153                              1,848                   3,856                      646
     154                                                      3,757                      645
     155          30,000                                      1,999
     156                              1,643                   5,388                      412
--------------------------------------------------------------------------------------------------------------------------------
     157
     158
     159
     160                                                      1,219
     161                              1,177                   1,640                      867                             46,000
--------------------------------------------------------------------------------------------------------------------------------
     162                              2,000                   2,634                    1,032
     163                                                      8,209                    5,016
     164                                                      1,751                                                 500,000 LOC
     165                                                      6,888
     166
--------------------------------------------------------------------------------------------------------------------------------
     167
     168
     169
     170                                                      3,097                      834                                500
    170-a
--------------------------------------------------------------------------------------------------------------------------------
    170-b
     171
     172
     173                                                      3,764                                                      50,000
     174                              1,067                   3,620                      216                             56,778
--------------------------------------------------------------------------------------------------------------------------------
     175
     176                                                      1,379
     177                                                        562                                                     250,000
     178             815                815                   2,622                      277                              9,200
     179                                                      2,483                      625
--------------------------------------------------------------------------------------------------------------------------------
     180                                                      3,640
     181
     182                              3,000
     183                                                      1,544
     184                                                      1,454                      707
--------------------------------------------------------------------------------------------------------------------------------
     185                                874                     594                      368
     186                                                      2,750                      235
     187                                                      2,640
     188                              1,087                   2,658                      560
     189                                                      2,537
--------------------------------------------------------------------------------------------------------------------------------
     190                                                      3,571                      958
     191
     192                                                      2,299                      640
     193                                                      2,301                      662
     194                                                      1,537                                                      36,000
--------------------------------------------------------------------------------------------------------------------------------
     195                                                        948                      289
     196           1,000                                                                                                 41,015
     197                                                                                                                 25,000
     198
     199                                                      1,022
--------------------------------------------------------------------------------------------------------------------------------
     200




               OTHER ESCROW
     ID       DESCRIPTION (9)
------------------------------------------------------------------------------------------------------------------------------------

      1
      2       Vacant Space Impound ($100,000 monthly)
      3       Boston Medical Space
      4       Holdback Reserve ($4,161,876 Lease Holdback, $303,178.50 Punchlist Items)
      5       Required Repair Fund
------------------------------------------------------------------------------------------------------------------------------------
      6
      7       Debt Service Reserve
      8       Rent Commencement ($990,578.96) and Construction Completion ($961,080.00)
      9       Tenant Escrow
     10
------------------------------------------------------------------------------------------------------------------------------------
     11       Leasing Reserve ($754,831) Occupancy Reserve ($3,100,067) Construction Res ($2,000,000) Debt Service Res. ($1,000,000)
     12
     13       Rent Reserve
     14       Capital Improvements
     15       Whyte Hirschboeck Good Faith Reserve
------------------------------------------------------------------------------------------------------------------------------------
     16
     17
     18
     19
     20
------------------------------------------------------------------------------------------------------------------------------------
     21
     22       Roof Reserve ($67,930) and LOC ($5,000,000)
    22-a
    22-b
    22-c
------------------------------------------------------------------------------------------------------------------------------------
    22-d
    22-e
     23
     24
     25
------------------------------------------------------------------------------------------------------------------------------------
     26
     27       Holdback Reserver ($500,000), Environmental Reserve ($93,750)
     28
     29
     30       Holdback Impound
------------------------------------------------------------------------------------------------------------------------------------
     31       Holdback Impound ($58,000), Pier 1 Impound ($125,000)
     32
     33
     34
     35
------------------------------------------------------------------------------------------------------------------------------------
     36       Construction Completion & Tenant Occupancy
     37       Center Club Space Reserve
     38
     39       Capital Improvements ($1,950,000) Seasonality Reserve ($575,000)
     40
------------------------------------------------------------------------------------------------------------------------------------
     41
     42       Debt Service Security ($139,479.16), Security Allowance ($175,321.89) and Easement Funds ($237,367.09)
     43
     44       Occupancy Holdback
     45
------------------------------------------------------------------------------------------------------------------------------------
     46       Free Rent
     47
     48       Holdback Reserver ($500,000), Environmental Reserve ($93,750)
     49
     50
------------------------------------------------------------------------------------------------------------------------------------
     51       Free Rent
     52
     53
     54       Construction Completion
     55
------------------------------------------------------------------------------------------------------------------------------------
     56
     57
     58       Designated TI LOC
     59
     60
------------------------------------------------------------------------------------------------------------------------------------
     61
     62
     63
     64
     65       Roof Escrow
------------------------------------------------------------------------------------------------------------------------------------
     66
     67       Releasing Reserve
    67-a
    67-b
     68
------------------------------------------------------------------------------------------------------------------------------------
     69       Occupancy Reserve ($1,100,000), Opah's Reserve ($10,667)
    69-a
    69-b
    69-c
     70       Additional Security
------------------------------------------------------------------------------------------------------------------------------------
     71
     72       Construction Completion
     73
     74
     75
------------------------------------------------------------------------------------------------------------------------------------
    75-a
    75-b
    75-c
    75-d
    75-e
------------------------------------------------------------------------------------------------------------------------------------
    75-f
    75-g
    75-h
    75-i
    75-j
------------------------------------------------------------------------------------------------------------------------------------
    75-k
     76       Environmental ($212,500), Liquidity Reserve ($329,029.94),  AMCI Lease Rent Concession ($100,000), Additional
              Leasing Holdback ($250,000)
     77
     78
     79
------------------------------------------------------------------------------------------------------------------------------------
     80
     81
     82
     83       Unit 2025 Walnut Street (Ground) Holdback Reserve ($5,000), Unit 2027 Walnut Street (Ground) Holdback
              Reserve ($15,000)
    83-a
------------------------------------------------------------------------------------------------------------------------------------
    83-b
    83-c
    83-d
    83-e
    83-f
------------------------------------------------------------------------------------------------------------------------------------
    83-g
    83-h
    83-i
    83-j
     84
------------------------------------------------------------------------------------------------------------------------------------
     85       Environmental Holdback
     86
     87       Environmental Reserve
    87-a
    87-b
------------------------------------------------------------------------------------------------------------------------------------
    87-c
     88       Holdback Impound
     89       Occupancy Reserve
     90
     91
------------------------------------------------------------------------------------------------------------------------------------
     92
     93       Completion Impound
     94       Environmental Holdback
     95
     96
------------------------------------------------------------------------------------------------------------------------------------
     97       Escrow Holdback
     98
     99
     100
     101
------------------------------------------------------------------------------------------------------------------------------------
     102
     103
     104
     105
     106
------------------------------------------------------------------------------------------------------------------------------------
     107
     108
     109      Rent ($81,663) and Construction Completion ($171,614)
     110      Always $1 Reserve
     111      Excess Cash Reserve (Springing)
------------------------------------------------------------------------------------------------------------------------------------
     112
     113
     114
     115
     116
------------------------------------------------------------------------------------------------------------------------------------
     117
     118
     119
     120
     121
------------------------------------------------------------------------------------------------------------------------------------
     122
     123
     124
     125      Roof Reserve
     126
------------------------------------------------------------------------------------------------------------------------------------
     127
     128
     129
     130
     131
------------------------------------------------------------------------------------------------------------------------------------
     132
     133
     134
     135      Retainage Reserve - owed to Mission Constructors
     136
------------------------------------------------------------------------------------------------------------------------------------
     137
     138
     139
     140      Additional Security
     141
------------------------------------------------------------------------------------------------------------------------------------
     142
     143
     144
     145      Holdback Reserve ($39,400), Roof Reserve ($120,000), Ground Rent Reserve ($31,000)
     146
------------------------------------------------------------------------------------------------------------------------------------
     147
     148
     149
     150
     151
------------------------------------------------------------------------------------------------------------------------------------
     152
     153
     154
     155
     156
------------------------------------------------------------------------------------------------------------------------------------
     157
     158
     159
     160
     161      Holdback Reserve
------------------------------------------------------------------------------------------------------------------------------------
     162
     163
     164      Additional Security
     165
     166
------------------------------------------------------------------------------------------------------------------------------------
     167
     168
     169
     170      Restricted Account Deposit
    170-a
------------------------------------------------------------------------------------------------------------------------------------
    170-b
     171
     172
     173      Additional Security
     174      Cingular Occupancy Reserve
------------------------------------------------------------------------------------------------------------------------------------
     175
     176
     177      Occupancy Funds
     178      Holdback Escrow
     179
------------------------------------------------------------------------------------------------------------------------------------
     180
     181
     182
     183
     184
------------------------------------------------------------------------------------------------------------------------------------
     185
     186
     187
     188
     189
------------------------------------------------------------------------------------------------------------------------------------
     190
     191
     192
     193
     194      Additional Security
------------------------------------------------------------------------------------------------------------------------------------
     195
     196      Additional Security
     197      Environmental
     198
     199
------------------------------------------------------------------------------------------------------------------------------------
     200




                                                                         ENVIRONMENTAL            ENGINEERING
     ID                                                                   REPORT DATE             REPORT DATE
--------------------------------------------------------------------------------------------------------------------

      1                                                                    6/3/2005                5/17/2005
      2                                                                    5/23/2005               5/25/2005
      3                                                                    5/4/2005                 5/5/2005
      4                                                                    6/13/2005               6/17/2005
      5                                                                    6/2/2005                5/20/2005
--------------------------------------------------------------------------------------------------------------------
      6                                                                    6/22/2005               6/14/2005
      7                                                                    7/25/2005                8/2/2005
      8                                                                    7/25/2005               7/26/2005
      9                                                                    5/13/2005               5/16/2005
     10                                                                    5/10/2005               5/26/2005
--------------------------------------------------------------------------------------------------------------------
     11                                                                    5/16/2005               5/17/2005
     12                                                                    3/24/2005               3/25/2005
     13                                                                    6/24/2005               6/23/2005
     14                                                                    3/31/2005               3/31/2005
     15                                                                    6/10/2005                6/9/2005
--------------------------------------------------------------------------------------------------------------------
     16                                                                    5/23/2005               5/25/2005
     17                                                                    5/24/2005               5/23/2005
     18                                                                    5/24/2005               5/23/2005
     19                                                                    5/25/2005               5/25/2005
     20                                                                    5/23/2005               5/23/2005
--------------------------------------------------------------------------------------------------------------------
     21                                                                    5/24/2005               5/24/2005
     22                                                                    2/16/2005                Various
    22-a                                                                   2/16/2005                2/8/2005
    22-b                                                                   2/16/2005                2/7/2005
    22-c                                                                   2/16/2005                2/8/2005
--------------------------------------------------------------------------------------------------------------------
    22-d                                                                   2/16/2005               5/17/2005
    22-e                                                                   2/16/2005                2/9/2005
     23                                                                    3/30/2005                4/1/2005
     24                                                                    4/7/2005                3/31/2005
     25                                                                    4/21/2005               4/21/2005
--------------------------------------------------------------------------------------------------------------------
     26                                                                    7/27/2005               7/25/2005
     27                                                                    7/19/2005               7/18/2005
     28                                                                    7/8/2005                7/11/2005
     29                                                                    6/20/2005               6/20/2005
     30                                                                    5/3/2005                3/18/2005
--------------------------------------------------------------------------------------------------------------------
     31                                                                    5/3/2005                3/10/2005
     32                                                                    5/3/2005                3/18/2005
     33                                                                    5/30/2005               5/31/2005
     34                                                                    4/29/2005                5/5/2005
     35                                                                    6/8/2005                 6/7/2005
--------------------------------------------------------------------------------------------------------------------
     36                                                                    6/2/2005                7/13/2005
     37                                                                    5/23/2005               5/27/2005
     38                                                                    5/5/2005                 5/6/2005
     39                                                                    4/7/2005                 4/1/2005
     40                                                                    5/27/2005               5/31/2005
--------------------------------------------------------------------------------------------------------------------
     41                                                                    5/11/2005                5/9/2005
     42                                                                    5/6/2005                6/30/2005
     43                                                                    4/21/2005               4/22/2005
     44                                                                    3/16/2005               5/26/2005
     45                                                                    7/20/2005                8/2/2005
--------------------------------------------------------------------------------------------------------------------
     46                                                                    4/7/2005                4/14/2005
     47                                                                    4/28/2005               4/28/2005
     48                                                                    4/23/2005               4/22/2005
     49                                                                    4/23/2005               4/29/2005
     50                                                                    1/7/2005                12/29/2004
--------------------------------------------------------------------------------------------------------------------
     51                                                                    6/22/2005               6/22/2005
     52                                                                    3/28/2005               3/28/2005
     53                                                                    4/6/2005                 4/7/2005
     54                                                                    3/31/2005                8/3/2005
     55                                                                    7/13/2005               7/12/2005
--------------------------------------------------------------------------------------------------------------------
     56                                                                    7/1/2005                 7/1/2005
     57                                                                    6/27/2005               6/20/2005
     58                                                                    4/19/2005               4/28/2005
     59                                                                    7/22/2005               7/22/2005
     60                                                                    7/20/2005               7/21/2005
--------------------------------------------------------------------------------------------------------------------
     61                                                                    6/29/2005               6/16/2005
     62                                                                    6/14/2005               6/16/2005
     63                                                                    5/19/2005                5/6/2005
     64                                                                    7/14/2005                7/5/2005
     65                                                                    6/28/2005               6/30/2005
--------------------------------------------------------------------------------------------------------------------
     66                                                                    7/15/2005                7/5/2005
     67                                                                    7/25/2005               7/27/2005
    67-a                                                                   7/25/2005               7/27/2005
    67-b                                                                   7/25/2005               7/27/2005
     68                                                                    7/20/2005               7/20/2005
--------------------------------------------------------------------------------------------------------------------
     69                                                                     Various                 Various
    69-a                                                                   3/28/2005               3/29/2005
    69-b                                                                   3/28/2005               3/29/2005
    69-c                                                                   4/1/2005                5/31/2005
     70                                                                    3/21/2005               4/18/2005
--------------------------------------------------------------------------------------------------------------------
     71                                                                    7/14/2005               7/20/2005
     72                                                                    5/19/2005               7/15/2005
     73                                                                    6/23/2005               6/23/2005
     74                                                                    7/15/2005               7/12/2005
     75
--------------------------------------------------------------------------------------------------------------------
    75-a                                                                  12/31/1996
    75-b                                                                   12/4/2001
    75-c                                                                  11/20/2000
    75-d                                                                  10/29/1999
    75-e
--------------------------------------------------------------------------------------------------------------------
    75-f                                                                  11/20/2000
    75-g
    75-h
    75-i
    75-j                                                                   6/7/1999
--------------------------------------------------------------------------------------------------------------------
    75-k                                                                   1/8/2001
     76                                                                    3/31/2005               2/16/2005
     77                                                                    8/4/2005                 8/4/2005
     78                                                                    6/29/2005               6/16/2005
     79                                                                    5/26/2005               5/26/2005
--------------------------------------------------------------------------------------------------------------------
     80                                                                    8/15/2005               2/17/2005
     81                                                                    4/11/2005               4/12/2005
     82                                                                    6/7/2005                 6/8/2005
     83                                                                    6/23/2005                6/6/2005
    83-a                                                                   6/23/2005                6/6/2005
--------------------------------------------------------------------------------------------------------------------
    83-b                                                                   6/23/2005                6/6/2005
    83-c                                                                   6/23/2005                6/6/2005
    83-d                                                                   6/23/2005                6/6/2005
    83-e                                                                   6/23/2005                6/6/2005
    83-f                                                                   6/23/2005                6/6/2005
--------------------------------------------------------------------------------------------------------------------
    83-g                                                                   6/23/2005                6/6/2005
    83-h                                                                   6/23/2005                6/6/2005
    83-i                                                                   6/23/2005                6/6/2005
    83-j                                                                   6/23/2005                6/6/2005
     84                                                                    6/13/2005               6/13/2005
--------------------------------------------------------------------------------------------------------------------
     85                                                                    5/17/2005               6/21/2005
     86                                                                    7/20/2005               7/20/2005
     87                                                                    10/4/2004               10/11/2004
    87-a                                                                   10/4/2004               10/11/2004
    87-b                                                                   10/4/2004               10/11/2004
--------------------------------------------------------------------------------------------------------------------
    87-c                                                                   10/4/2004               10/11/2004
     88                                                                    10/1/2004               9/24/2004
     89                                                                    12/7/2004               12/8/2004
     90                                                                    1/14/2005               1/18/2005
     91                                                                    5/16/2005               5/16/2005
--------------------------------------------------------------------------------------------------------------------
     92                                                                    4/4/2005                 4/4/2005
     93                                                                    10/4/2004               10/5/2004
     94                                                                    6/2/2005                 6/3/2005
     95                                                                    7/11/2005               7/19/2005
     96                                                                    3/9/2005                6/30/2005
--------------------------------------------------------------------------------------------------------------------
     97                                                                    7/19/2005               6/21/2005
     98                                                                    6/24/2005                6/8/2005
     99                                                                    5/16/2005               5/16/2005
     100                                                                   5/2/2005                 5/2/2005
     101                                                                   4/20/2005               4/21/2005
--------------------------------------------------------------------------------------------------------------------
     102                                                                   7/7/2005                 7/7/2005
     103                                                                   7/20/2005               7/21/2005
     104                                                                   6/24/2005               6/22/2005
     105                                                                   8/4/2005                 6/9/2005
     106                                                                   5/26/2005               5/27/2005
--------------------------------------------------------------------------------------------------------------------
     107                                                                   4/15/2005               4/29/2005
     108                                                                   7/18/2005               7/15/2005
     109                                                                   7/13/2005               7/26/2005
     110                                                                   6/7/2005                 6/6/2005
     111                                                                   4/14/2005               4/29/2005
--------------------------------------------------------------------------------------------------------------------
     112                                                                   6/10/2005               6/10/2005
     113                                                                   5/13/2005               5/13/2005
     114                                                                   7/5/2005                 7/7/2005
     115                                                                   6/2/2005                6/29/2005
     116                                                                   7/22/2005                8/9/2005
--------------------------------------------------------------------------------------------------------------------
     117                                                                   4/20/2005               4/25/2005
     118                                                                   7/14/2005               7/19/2005
     119                                                                   7/6/2005                 7/7/2005
     120                                                                   8/10/2005               8/10/2005
     121                                                                   8/9/2005                7/15/2005
--------------------------------------------------------------------------------------------------------------------
     122                                                                   6/28/2005               6/27/2005
     123                                                                   3/31/2005               3/31/2005
     124                                                                   6/30/2005               6/17/2005
     125                                                                   6/7/2005                 6/7/2005
     126                                                                   4/25/2005               4/22/2005
--------------------------------------------------------------------------------------------------------------------
     127                                                                   7/27/2005                8/2/2005
     128                                                                   7/6/2005                6/30/2005
     129                                                                   7/13/2005               5/27/2005
     130                                                                   6/16/2005               6/29/2005
     131                                                                   4/12/2005                4/5/2005
--------------------------------------------------------------------------------------------------------------------
     132                                                                   5/24/2005               5/23/2005
     133                                                                   7/26/2005               8/19/2005
     134                                                                   3/23/2005               2/28/2005
     135                                                                   7/21/2005               7/20/2005
     136                                                                   5/17/2005               5/11/2005
--------------------------------------------------------------------------------------------------------------------
     137                                                                   7/1/2005                 7/1/2005
     138                                                                   6/30/2005                8/3/2005
     139                                                                   8/3/2005                 8/2/2005
     140                                                                   3/9/2005                3/15/2005
     141                                                                   6/8/2005                 6/8/2005
--------------------------------------------------------------------------------------------------------------------
     142                                                                   7/30/2005                8/3/2005
     143                                                                   5/3/2005                1/11/2005
     144                                                                                           5/27/2005
     145                                                                  10/21/2004               5/10/2005
     146                                                                   5/24/2005               5/24/2005
--------------------------------------------------------------------------------------------------------------------
     147                                                                   6/20/2005               11/9/2004
     148                                                                   4/15/2005               4/25/2005
     149                                                                                            4/7/2005
     150                                                                   5/3/2005                4/29/2005
     151                                                                   6/3/2005
--------------------------------------------------------------------------------------------------------------------
     152                                                                   7/14/2005               7/14/2005
     153                                                                                           3/11/2005
     154                                                                   3/11/2005               3/10/2005
     155                                                                   1/14/2005                2/3/2005
     156                                                                                           3/14/2005
--------------------------------------------------------------------------------------------------------------------
     157                                                                  11/30/2004               6/24/2005
     158                                                                   5/10/2005               6/27/2005
     159                                                                   8/9/2005                 8/9/2005
     160                                                                   3/29/2005               3/24/2005
     161                                                                   5/24/2005               5/24/2005
--------------------------------------------------------------------------------------------------------------------
     162                                                                                           4/13/2005
     163                                                                                           3/17/2005
     164                                                                   9/16/2004                1/6/2005
     165                                                                   6/2/2005                6/24/2005
     166                                                                   3/18/2005               5/25/2005
--------------------------------------------------------------------------------------------------------------------
     167                                                                   4/15/2005               4/20/2005
     168                                                                   5/12/2005               6/27/2005
     169                                                                   6/22/2005                6/6/2005
     170
    170-a                                                                                          5/11/2005
--------------------------------------------------------------------------------------------------------------------
    170-b                                                                                          4/22/2005
     171                                                                   5/5/2005                 5/4/2005
     172                                                                   5/6/2005                6/27/2005
     173                                                                   7/14/2005               7/11/2005
     174                                                                   5/20/2005               5/24/2005
--------------------------------------------------------------------------------------------------------------------
     175                                                                   5/6/2005                6/27/2005
     176                                                                                           4/18/2005
     177                                                                   4/30/2004               9/10/2004
     178                                                                   6/11/2005               6/13/2005
     179                                                                   6/8/2004                 6/9/2005
--------------------------------------------------------------------------------------------------------------------
     180                                                                   5/25/2005               5/23/2005
     181                                                                   4/27/2005               4/22/2005
     182                                                                   4/25/2005               4/21/2005
     183                                                                   6/30/2005               6/10/2005
     184                                                                   7/22/2005               7/29/2005
--------------------------------------------------------------------------------------------------------------------
     185                                                                                           10/19/2004
     186                                                                                           4/11/2005
     187                                                                   8/2/2005                7/13/2005
     188                                                                                           6/14/2005
     189                                                                   7/14/2005                7/8/2005
--------------------------------------------------------------------------------------------------------------------
     190                                                                   4/14/2005                4/1/2005
     191                                                                   7/18/2005                8/2/2005
     192                                                                                            3/1/2005
     193                                                                                            5/4/2005
     194                                                                   7/5/2005                7/11/2005
--------------------------------------------------------------------------------------------------------------------
     195                                                                                           3/31/2005
     196                                                                   5/11/2005
     197                                                                   5/13/2005               5/12/2005
     198                                                                   7/13/2005                7/5/2005
     199                                                                   7/20/2005                7/2/2005
--------------------------------------------------------------------------------------------------------------------
     200                                                                   7/12/2005               7/28/2005




     ID       SPONSOR
------------------------------------------------------------------------------------------------------------------------------------

      1       Jason Schlesinger and Adam Schlesinger
      2       DDRA Community Centers Five, L.P.
      3       Jonathan Davis, Paul Marcus
      4       Prudential Investment Management, Inc.
      5       Sunstone Hotel Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
      6       Gus C. Gianulias, James C. Gianulias, Kenneth E. Laird, Andrew C. Gianulias
      7       Forest City Enterprises, Inc.
      8       Williams, Joseph; Thomas Williams; NAP Investments LLC
      9       California Drive-in Theatres, Inc. and Michael Forman
     10       Berwind Property Group, Ltd; Berwind Property Group, Inc
------------------------------------------------------------------------------------------------------------------------------------
     11       John T. Loos and Jesse P. Gaddis
     12       Joseph R. Paolino, Jr. and Neil Ellis
     13       George Economou and Godfrey Holdings, LLC
     14       Sunstone Hotel Investors, Inc.
     15       Joel S. Lee
------------------------------------------------------------------------------------------------------------------------------------
     16       Rajendra K. Patel, Mina R. Patel
     17       Rajendra K. Patel, Mina R. Patel
     18       Rajendra K. Patel, Mina R. Patel
     19       Rajendra K. Patel, Mina R. Patel
     20       Rajendra K. Patel, Mina R. Patel
------------------------------------------------------------------------------------------------------------------------------------
     21       Rajendra K. Patel, Mina R. Patel
     22       Horace A. Long
    22-a
    22-b
    22-c
------------------------------------------------------------------------------------------------------------------------------------
    22-d
    22-e
     23       James R. D'Agostino
     24       Sunstone Hotel Investors, Inc.
     25       World-Wide Holding Corporation, James Stanton and David Lownfeld
------------------------------------------------------------------------------------------------------------------------------------
     26       Joseph Liu and Susan Liu
     27       Masao Ishihama
     28       MHC Operating Limited Partnership
     29       Stuart C. and Lauri L. Bond, Jonathan B. Rubini, Leonard B. Hyde
     30       Jonathan D. Gould
------------------------------------------------------------------------------------------------------------------------------------
     31       Jonathan D. Gould
     32       Jonathan D. Gould
     33       Peter N. G. Schwartz
     34       Neil Ellis and David Levy
     35       Elliot Monter
------------------------------------------------------------------------------------------------------------------------------------
     36       Konover, Simon; Konover Commercial Partners LLC
     37       Robert Shasha
     38       Peter H. Edwards
     39       Sunstone Hotel Investors, Inc.
     40       Gerald J. Marcil
------------------------------------------------------------------------------------------------------------------------------------
     41       Hanina Shasha, Alfred Shasha and Robert Shasha
     42       New Hampshire Retirement System
     43       Robert C. Baker
     44       Thomas K. Ireland
     45       Seryl Kushner and George Gellert
------------------------------------------------------------------------------------------------------------------------------------
     46       Touzet, Rudy; Allen de Olazarra; DLF Immobilien
     47       Kenneth Ruby, Eugene Friedlander, William Goodglick
     48       Robert C. Baker, Frank J. Guarini
     49       Douglas F. Hignell, Kaylinn J. Hignell, Douglas and Kaylinn Hignell Family Trust
     50       Peter H. Jantz, Prudence A. Jantz, Joseph P. Granito, Simon T. Halff, Malihe Halff, Vida A. Klepczarek,
              Howard J. Wilson, Christine M. Wilson, et al
------------------------------------------------------------------------------------------------------------------------------------
     51       Austi, Inc.
     52       Sunburst Hospitality Corp.
     53       Kurt Pliskin
     54       Konover, Simon; Robert Shapiro; Konover Commercial Partners LLC
     55       MHC Operating Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
     56       D.F. Antonelli Jr., George Barr
     57       Inland Western Retail Real Estate Trust, Inc.
     58       Jack Jakosky, Tom Rielly, Irving Chase, Alan Fainbarg
     59       Jeffrey Hipple  and Onyx Equities, LLC
     60       Seryl Kushner and George Gellert
------------------------------------------------------------------------------------------------------------------------------------
     61       AAR Corporation
     62       Continental Communities, L.L.C.
     63       Inland Western Retail Real Estate Trust, Inc.
     64       Konover, Simon; Robert Shapiro; Konover Commercial Partners LLC
     65       Stoltz Real Estate Fund I, LLC and Keith D. Stoltz
------------------------------------------------------------------------------------------------------------------------------------
     66       Driesbach, Gordon; Linda Driesbach; Walter Lively; Sylmar Terrace, Inc.
     67       Mark R. Munsell, MV Partners Holding LLC
    67-a
    67-b
     68       Seryl Kushner and George Gellert
------------------------------------------------------------------------------------------------------------------------------------
     69       John L. Santikos
    69-a
    69-b
    69-c
     70       Smith, Jr., Ben J.; Robert E. Story
------------------------------------------------------------------------------------------------------------------------------------
     71       Whitacre, Robert N.
     72       Hopkins, Stephen C.
     73       Daniel A Klingerman
     74       Keith D. Stoltz and Jack P. Stoltz
     75       Ronald Jona, Gregg Buss and Richard Jonna
------------------------------------------------------------------------------------------------------------------------------------
    75-a
    75-b
    75-c
    75-d
    75-e
------------------------------------------------------------------------------------------------------------------------------------
    75-f
    75-g
    75-h
    75-i
    75-j
------------------------------------------------------------------------------------------------------------------------------------
    75-k
     76       Greg Manocherian and Clayton H. Fowler
     77       John Mitchener
     78       Inland Western Retail Real Estate Trust, Inc.
     79       Robert Steinberg, Gary Eisenberg, David Lichtenstein
------------------------------------------------------------------------------------------------------------------------------------
     80       Shimon Eckstein and Sid Borenstein
     81       Ken Teske, Donald Johnson
     82       Jay Sonecha
     83       Nickolas W. Jekogian III
    83-a
------------------------------------------------------------------------------------------------------------------------------------
    83-b
    83-c
    83-d
    83-e
    83-f
------------------------------------------------------------------------------------------------------------------------------------
    83-g
    83-h
    83-i
    83-j
     84       David Grieve, Doug Federighi and Carol Federighi
------------------------------------------------------------------------------------------------------------------------------------
     85       Nick Aynilian
     86       Seryl Kushner and George Gellert
     87       Corporate Property Associates 15, Inc.
    87-a
    87-b
------------------------------------------------------------------------------------------------------------------------------------
    87-c
     88       Peter Economou, Plato Marinakos
     89       Thomas DiPrete and Alexander Petrucci
     90       Shield, Ed
     91       Robert S. Peckar, Richard L. Abramson
------------------------------------------------------------------------------------------------------------------------------------
     92       Timothy R Lewis, Jeanette M Lewis
     93       Carol Miller, James A. Miller
     94       John Pakenham, Jr.
     95       Dr. David Y. Lee
     96       Paul F. Queyrel
------------------------------------------------------------------------------------------------------------------------------------
     97       David Grieve and Jose Bautista
     98       Alton L. Smith, III
     99       Ronald Fieldstone and Dr. Reza Golkar
     100      Marvin L. Slomowitz
     101      Robert C. Baker
------------------------------------------------------------------------------------------------------------------------------------
     102      Jonathan P. Fine and Christopher Wyett
     103      Seryl Kushner and George Gellert
     104      Gary D. Reifschneider
     105      Charles C. Wilkes
     106      Peter Kavoian, Ray Winn
------------------------------------------------------------------------------------------------------------------------------------
     107      Herbert Weitzman and Tom Terkel
     108      270 Chastain Road (Lindmont), LLC; 270 Chastain Road (Epic), LLC
     109      Rosenberg, Eric
     110      Donald L. Silverman
     111      Herbert Weitzman and Tom Terkel
------------------------------------------------------------------------------------------------------------------------------------
     112      James P. Levin, Maurice D. Gruber
     113      Samuel T. Poxon, Jan-Erik Palm
     114      John Kirkorian, Kimberly Brodnick, Michael Kirkorian, Marleen Kirkorian
     115      David G. Mugar, Stephen R. Weiner
     116      Carney, David
------------------------------------------------------------------------------------------------------------------------------------
     117      Robert C. Baker
     118      Dr. David Lee
     119      Duckworth, Ted
     120      Robert Wallace
     121      Robert F. Nielson
------------------------------------------------------------------------------------------------------------------------------------
     122      John R. Perlman
     123      Michael Corenzwit, William Agate, Asher Hyman and Robert Jacoby
     124      ECHO Real Estate Services Co.
     125      David T. Bishop
     126      Lanney McAnally, Garry McAnally, Richard Branca, Mark Laport
------------------------------------------------------------------------------------------------------------------------------------
     127      Wilf, Mark; Leonard Wilf; Zygmunt Wilf
     128      Hartz Mountain Industries, Inc. and Leonard Stern
     129      Sung, Kwang S.; Myung H. Sung
     130      CH Realty Investors III, GP, LLC (Fund III)
     131      Gary Z. Baxter
------------------------------------------------------------------------------------------------------------------------------------
     132      Larry E. Bedrosian, Joan Q. Bedrosian, Trustees, Gary P. Bedrosian, Joyce A. Bedrosian, Trustees, Janice A. Bedrosian
     133      Hemmer Jr., Paul
     134      Mark A. Rasmus, Robert R. Ransom
     135      John Adams, Kelly McCullagh, Paul Bing, Mark L. Bing, Brenda Wainscott and Catherine Corovessis
     136      Richard A. Zappala, Frank J. Zappala, Ronald A. Rosenfield
------------------------------------------------------------------------------------------------------------------------------------
     137      John E. Shaffer, Robert E. Smietana
     138      Jarol, Sherwin
     139      Harvey Rosen and Donna Rosen
     140      Eliason, David; Brian Eliason
     141      David Y. Lee and Miki M. Nam
------------------------------------------------------------------------------------------------------------------------------------
     142      Belle Haven Realty Co.; Joseph Greenbach Jr.
     143      Soon Jye Lee, Yun Soon Lee
     144      C. Clay Hooker, Jr., C.H. Associates, LLC
     145      Rodger Grove
     146      Louis M. Manko
------------------------------------------------------------------------------------------------------------------------------------
     147      Inland Western Retail Real Estate Trust, Inc.
     148      Rickie Paley, Jana Paley and Paula H. Schmidt
     149      Daniel Berg, Robert J Berg
     150      David Kaplan
     151      Nicholas J. Tompkins
------------------------------------------------------------------------------------------------------------------------------------
     152      Jonathan Berns
     153      Abdollah J. Nouri, Richard Samadi
     154      The Boyer Company LC, Gardner Property Holdings LC
     155      Minkoff, Jeffrey; Classic Hearthstone Realty LLC; Louis P. Minkhoff Trust
     156      John A. Peca, Mario Caprini
------------------------------------------------------------------------------------------------------------------------------------
     157      Klump, Michael A.; Highland Equity Group LLC
     158      David Grieve and Marley Partners
     159      James Hanson
     160      Brown, Timothy Doyle
     161      Shelli L. Lowe, George Wara, Barbara M. Barron, Darcy K. Neighbors, Sonny Neighbors
------------------------------------------------------------------------------------------------------------------------------------
     162      William L. Eubanks Jr., William L. Eubanks, Jr. - GST Trust
     163      J. Steve Nail
     164      McNeil, David M.; David L. Hollingsworth; Jason McNeil
     165      Reed, Martin; Fred Stolly
     166      Inland Western Retail Real Estate Trust, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     167      The Boyer Company LC, Gardner Property Holdings LC
     168      David Grieve and Marley Partners
     169      Goldman, Henry; Shirley Goldman
     170      Gerald Peter Jacob, Nat Davis, Scott W. Weaver
    170-a
------------------------------------------------------------------------------------------------------------------------------------
    170-b
     171      Adom Ratner-Stauber
     172      David Grieve and Marley Partners
     173      Hay, G.R.
     174      Barclay Anthony
------------------------------------------------------------------------------------------------------------------------------------
     175      David Grieve and Marley Partners
     176      John R. McGrath, Jr.
     177      Stadler, Harry; Rosenzweig, Marvin
     178      Arnaldo Matos, Amaranto Vitorino and Joe Bettencourt
     179      Dr. David Lee and Ann Park
------------------------------------------------------------------------------------------------------------------------------------
     180      Dzienkowski, Wanda; John S. Dzienkowski; Christine H. Grenet
     181      Robert C. Baker
     182      Robert C. Baker
     183      Beals, Bert
     184      John A. Mitchener
------------------------------------------------------------------------------------------------------------------------------------
     185      Donald R. Green, Kellie C. Green
     186      Ernst S. Hoessly, Jr.
     187      Brown, Timothy; Claude Brown
     188      KATALIN BERNATH, ISTVAN BERNATH
     189      Rosenberg, Steven
------------------------------------------------------------------------------------------------------------------------------------
     190      Bernard X. Ohnemus, Patricia Ohnemus
     191      Garvon, Inc, Caribbean Marine, Inc.
     192      Ronald C. Nahas, Rafanelli and Nahas
     193      Scott W. Weaver, Nat H. Davis, Gerald Peter Jacob
     194      Dzienkowski, Wanda; John S. Dzienkowski; Christine H. Grenet
------------------------------------------------------------------------------------------------------------------------------------
     195      Anita Anderson, David Jasmine, Christian Anderson
     196      Taft, Thomas; Francis Casey
     197      Centercorp Retail Properties
     198      DiNapoli, J. Philip
     199      Holschlaw, Douglas K.; Madhu Nair
------------------------------------------------------------------------------------------------------------------------------------
     200      Novogroder, George


BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2005-PWR9
Appendix C - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING
COMMUNITY LOANS
--------------------------------------------------------------------------------



                 CMSA                CMSA                 MORTGAGE
    ID         LOAN NO.          PROPERTY NO.          LOAN SELLER (2)     PROPERTY NAME (1)
--------------------------------------------------------------------------------------------------------------------------------

    1             1                 1-001                   BSCMI          Trilogy Apartments
    7             7                 7-001                   PMCF           Sterling Glen of Rye Brook
    28            28                28-001                   WFB           Monte del Lago MHC
    33            33                33-001                  PMCF           Rittenhouse Apartments
    35            35                35-001                   WFB           Colony Club Apartments
--------------------------------------------------------------------------------------------------------------------------------
    38            38                38-001                  NLIC           Peninsular Place Apartments
    40            40                40-001                  PMCF           Arrowhead Apartments
    45            45                45-001                  BSCMI          Lumberton Apartments
    49            49                49-001                  NLIC           Sterling Oaks Apartments
    50            50                50-001                  PMCF           Bayview Club Apartments
--------------------------------------------------------------------------------------------------------------------------------
    55            55                55-001                   WFB           The Villas of Spanish Oaks MHC
    60            60                60-001                  BSCMI          Colonial Apartments
    62            62                62-001                   WFB           Heritage Heights MHC
    68            68                68-001                  BSCMI          Mapleton Square
    70            70                70-001                   PCF           La Vie Apartments
--------------------------------------------------------------------------------------------------------------------------------
    77            77                77-001                  PMCF           Lakeside Townhomes
    81            81                81-001                   WFB           Fullerton Townhouse Apartments
    83            83                                        PMCF           Center City III Portfolio
   83-a                             83-001                  PMCF           2310 - 2312 Delancey Street (Parcel C)
   83-b                             83-002                  PMCF           2025 - 2027 Walnut Street (Parcel J)
--------------------------------------------------------------------------------------------------------------------------------
   83-c                             83-003                  PMCF           2051 Walnut Street (Parcel E)
   83-d                             83-004                  PMCF           1010 - 1012 Clinton Street (Parcel H)
   83-e                             83-005                  PMCF           2209 Walnut Street (Parcel D)
   83-f                             83-006                  PMCF           703 Walnut Street (Parcel A)
   83-g                             83-007                  PMCF           1734 Spruce Street (Parcel I)
--------------------------------------------------------------------------------------------------------------------------------
   83-h                             83-008                  PMCF           420 South 15th Street (Parcel G)
   83-i                             83-009                  PMCF           1535 Pine Street (Parcel B)
   83-j                             83-010                  PMCF           330 South 17th Street (Parcel F)
    86            86                86-001                  BSCMI          Post & Coach
    88            88                88-001                   WFB           Liberties Lofts Apartments
--------------------------------------------------------------------------------------------------------------------------------
    90            90                90-001                   PCF           Pohlig Box Factory
    98            98                98-001                  PMCF           Northstone Apartments
   103           103               103-001                  BSCMI          Village Green
   127           127               127-001                   PCF           Maybrook Plaza Apartments
   131           131               131-001                   WFB           Briarlane Apartments
--------------------------------------------------------------------------------------------------------------------------------
   146           146               146-001                  PMCF           Bell Tower II Apartments
   149           149               149-001                   WFB           Parkwest Apartments
   152           152               152-001                  PMCF           Hunter's Pointe Apartments
   155           155               155-001                   PCF           Morgan Oaks Apartments
   160           160               160-001                   PCF           Steeplechase Apartments (Phase III)
--------------------------------------------------------------------------------------------------------------------------------
   163           163               163-001                   WFB           Red Apple Apartments
   165           165               165-001                   PCF           Willowood Apartments
   177           177               177-001                   PCF           Westminster Arms
   183           183               183-001                   PCF           Moore Manor Apartments
   184           184               184-001                  PMCF           Bradford Ridge II Apartments
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
   187           187               187-001                   PCF           Steeplechase Apartments (Phase IV)
================================================================================================================================




                  % OF                                  % OF APPLICABLE
              INITIAL POOL         LOAN GROUP              LOAN GROUP        # OF
    ID          BALANCE           (ONE OR TWO)              BALANCE       PROPERTIES       STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

    1             6.4%                  1                     7.1%             1           8440 Limekiln Pike
    7             2.2%                  1                     2.4%             1           1200 King Street
    28            1.0%                  1                     1.1%             1           13100 Monte del Lago
    33            1.0%                  2                     8.9%             1           6101 16th Street, NW
    35            0.9%                  2                     8.8%             1           7200 South Military Trail
------------------------------------------------------------------------------------------------------------------------------------
    38            0.8%                  2                     7.6%             1           1000 North Huron River Drive
    40            0.8%                  2                     7.0%             1           12241-12381 Arrowhead Street
    45            0.7%                  2                     6.7%             1           1401 Windmill Way
    49            0.7%                  1                     0.7%             1           100 Sterling Oaks Drive
    50            0.6%                  2                     6.1%             1           7545 Bayview Club Drive
------------------------------------------------------------------------------------------------------------------------------------
    55            0.6%                  1                     0.7%             1           3150 N.E. 36th Avenue
    60            0.5%                  2                     4.8%             1           836 Cooper Landing Road
    62            0.5%                  1                     0.6%             1           8100 U.S. Highway 31
    68            0.5%                  2                     4.3%             1           177 Willis Road
    70            0.5%                  2                     4.2%             1           229 Queen Anne Avenue North
------------------------------------------------------------------------------------------------------------------------------------
    77            0.4%                  2                     3.7%             1           5575 Riverdale Road
    81            0.4%                  2                     3.4%             1           1200 South Highland Avenue
    83            0.4%                  2                     3.3%            10           Various
   83-a           0.1%                  2                     0.6%             1           2310 - 2312 Delancey Street
   83-b           0.1%                  2                     0.6%             1           2025 - 2027 Walnut Street
------------------------------------------------------------------------------------------------------------------------------------
   83-c           0.1%                  2                     0.5%             1           2051 Walnut Street
   83-d           0.0%                  2                     0.3%             1           1010 - 1012 Clinton Street
   83-e           0.0%                  2                     0.3%             1           2209 Walnut Street
   83-f           0.0%                  2                     0.3%             1           703 Walnut Street
   83-g           0.0%                  2                     0.3%             1           1734 Spruce Street
------------------------------------------------------------------------------------------------------------------------------------
   83-h           0.0%                  2                     0.2%             1           420 South 15th Street
   83-i           0.0%                  2                     0.2%             1           1535 Pine Street
   83-j           0.0%                  2                     0.1%             1           330 South 17th Street
    86            0.3%                  2                     3.1%             1           177 South Street
    88            0.3%                  2                     3.1%             1           710 - 720 N. 5th Street
------------------------------------------------------------------------------------------------------------------------------------
    90            0.3%                  2                     3.0%             1           2411 East Franklin Street
    98            0.3%                  2                     2.6%             1           4021 Northstone Drive
   103            0.3%                  2                     2.5%             1           156 Willet Avenue
   127            0.2%                  2                     1.9%             1           48 Maywood Drive
   131            0.2%                  2                     1.9%             1           450 Briar Lane NE
------------------------------------------------------------------------------------------------------------------------------------
   146            0.2%                  2                     1.6%             1           55 Haley Lane
   149            0.2%                  2                     1.6%             1           1701 Dana Drive
   152            0.2%                  2                     1.4%             1           860-1105 Sturbridge Drive
   155            0.1%                  2                     1.4%             1           1100 E. Adoue Street
   160            0.1%                  2                     1.3%             1           1025-1125 N. Holland-Sylvania Road
------------------------------------------------------------------------------------------------------------------------------------
   163            0.1%                  2                     1.2%             1           2315 McFadden Road
   165            0.1%                  2                     1.1%             1           3003-C Shiloh Springs Road
   177            0.1%                  2                     1.0%             1           434-446 Westminster Avenue
   183            0.1%                  2                     0.8%             1           876 NW 12th Street
   184            0.1%                  2                     0.8%             1           410 Sylvia Drive
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   187            0.1%                  2                     0.6%             1           1135-1215 North Holland-Sylvania Road
====================================================================================================================================




                                                                                                             CUT-OFF DATE
    ID     CITY                 COUNTY                                STATE       ZIP CODE                     BALANCE ($) (3)
--------------------------------------------------------------------------------------------------------------------------

    1      Wyncote              Montgomery                             PA           19095                     137,500,000
    7      Rye Brook            Westchester                            NY           10573                      47,000,000
    28     Castroville          Monterey                               CA           95012                      21,400,000
    33     Washington           District of Columbia                   DC           20011                      20,500,000
    35     Lake Worth           Palm Beach                             FL           33463                      20,400,000
--------------------------------------------------------------------------------------------------------------------------
    38     Ypsilanti            Washtenaw                              MI           48197                      17,500,000
    40     Stanton              Orange                                 CA           90680                      16,283,043
    45     Lumberton            Burlington                             NJ           08048                      15,596,995
    49     Chico                Butte                                  CA           95928                      14,174,630
    50     Indianapolis         Marion                                 IN           46250                      14,000,000
--------------------------------------------------------------------------------------------------------------------------
    55     Ocala                Marion                                 FL           34479                      12,600,000
    60     Cherry Hill          Camden                                 NJ           08002                      11,120,000
    62     Columbus             Bartholomew                            IN           47201                      10,850,000
    68     Dover                Kent                                   DE           19901                      10,000,000
    70     Seattle              King                                   WA           98109                       9,740,772
--------------------------------------------------------------------------------------------------------------------------
    77     Atlanta              Clayton                                GA           30349                       8,500,000
    81     Fullerton            Orange                                 CA           92832                       7,862,990
    83     Philadelphia         Philadelphia                           PA           19103                       7,583,775
   83-a    Philadelphia         Philadelphia                           PA           19103                       1,451,076
   83-b    Philadelphia         Philadelphia                           PA           19103                       1,321,241
--------------------------------------------------------------------------------------------------------------------------
   83-c    Philadelphia         Philadelphia                           PA           19103                       1,214,320
   83-d    Philadelphia         Philadelphia                           PA           19103                         702,626
   83-e    Philadelphia         Philadelphia                           PA           19103                         649,165
   83-f    Philadelphia         Philadelphia                           PA           19103                         610,979
   83-g    Philadelphia         Philadelphia                           PA           19103                         588,067
--------------------------------------------------------------------------------------------------------------------------
   83-h    Philadelphia         Philadelphia                           PA           19103                         389,499
   83-i    Philadelphia         Philadelphia                           PA           19103                         358,950
   83-j    Philadelphia         Philadelphia                           PA           19103                         297,852
    86     Freehold             Monmouth                               NJ           07728                       7,272,000
    88     Philadelphia         Philadelphia                           PA           19123                       7,233,450
--------------------------------------------------------------------------------------------------------------------------
    90     Richmond             City of Richmond County                VA           23223                       7,000,000
    98     Raleigh              Wake                                   NC           27604                       6,043,751
   103     South River          Middlesex                              NJ           08882                       5,840,000
   127     Maywood              Bergen                                 NJ           07607                       4,500,000
   131     Grand Rapids         Kent                                   MI           49503                       4,470,000
--------------------------------------------------------------------------------------------------------------------------
   146     Cheektowaga          Erie                                   NY           14227                       3,790,000
   149     Redding              Shasta                                 CA           96003                       3,689,514
   152     Medina               Medina                                 OH           44256                       3,300,000
   155     Alvin                Brazoria                               TX           77511                       3,171,326
   160     Toledo               Lucas                                  OH           43615                       2,981,906
--------------------------------------------------------------------------------------------------------------------------
   163     Jackson              Hinds                                  MS           39204                       2,696,107
   165     Trotwood             Montgomery                             OH           45426                       2,650,000
   177     Elizabeth            Union                                  NJ           07208                       2,211,214
   183     Moore                Cleveland                              OK           73160                       1,946,391
   184     Forest Park          Clayton                                GA           30297                       1,898,179
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
   187     Toledo               Lucas                                  OH           43615                       1,500,000
==========================================================================================================================




                 CUT-OFF DATE                             ORIGINAL                  STATED REMAINING                ORIGINAL
                  BALANCE PER                         TERM TO MATURITY              TERM TO MATURITY              AMORTIZATION
    ID        UNIT OR ROOM ($)    NOTE DATE             OR ARD (MOS.)                OR ARD (MOS.)               TERM (MOS.) (4)
------------------------------------------------------------------------------------------------------------------------------------

    1                 126,611     06/14/2005                 60                            58                          360
    7                 281,437     08/17/2005                 120                          120                          360
    28                 69,032     08/08/2005                 120                          120                          360
    33                 99,515     07/25/2005                 120                          119                           0
    35                 95,327     08/30/2005                 60                            60                          360
------------------------------------------------------------------------------------------------------------------------------------
    38                 36,534     05/12/2005                 120                          117                          360
    40                 96,923     07/08/2005                 120                          119                          360
    45                 64,987     05/31/2005                 180                          177                          360
    49                 75,397     06/23/2005                 120                          118                          360
    50                 59,322     07/15/2005                 120                          119                          360
------------------------------------------------------------------------------------------------------------------------------------
    55                 27,451     08/08/2005                 120                          120                          360
    60                 58,836     05/31/2005                 180                          177                          360
    62                 19,908     06/27/2005                 120                          118                          360
    68                 47,170     06/30/2005                 180                          178                          360
    70                167,944     06/30/2005                 120                          119                          360
------------------------------------------------------------------------------------------------------------------------------------
    77                 48,023     08/17/2005                 120                          120                          360
    81                109,208     05/25/2005                 120                          117                          300
    83                 83,338     06/29/2005                 120                          118                          360
   83-a               111,621
   83-b                77,720
------------------------------------------------------------------------------------------------------------------------------------
   83-c                93,409
   83-d               117,104
   83-e                81,146
   83-f                87,283
   83-g                84,010
------------------------------------------------------------------------------------------------------------------------------------
   83-h                64,916
   83-i                44,869
   83-j                49,642
    86                 69,923     05/31/2005                 180                          177                          360
    88                118,581     12/16/2004                 60                            52                          360
------------------------------------------------------------------------------------------------------------------------------------
    90                107,692     02/11/2005                 120                          114                          360
    98                 50,365     07/26/2005                 120                          119                          360
   103                 66,364     05/31/2005                 180                          177                          360
   127                 36,290     08/02/2005                 120                          120                          276
   131                 37,250     05/16/2005                 84                            82                          360
------------------------------------------------------------------------------------------------------------------------------------
   146                 47,375     08/15/2005                 120                          120                          360
   149                 43,923     05/18/2005                 120                          117                          360
   152                 55,000     06/30/2005                 120                          118                          360
   155                 54,678     02/02/2005                 120                          114                          300
   160                 62,123     04/05/2005                 120                          116                          300
------------------------------------------------------------------------------------------------------------------------------------
   163                 18,723     07/08/2005                 120                          119                          300
   165                 21,200     06/21/2005                 120                          118                          360
   177                 69,100     09/02/2004                 120                          108                          300
   183                 18,897     06/03/2005                 120                          118                          360
   184                 36,503     07/19/2005                 120                          119                          360
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   187                 62,500     08/05/2005                 120                          120                          300
====================================================================================================================================




                   REMAINING                REMAINING                             DSCR         CUT-OFF               LTV
                 AMORTIZATION             INTEREST ONLY                      AFTER INITIAL    DATE LTV             RATIO AT
    ID          TERM (MOS.) (4)           PERIOD (MOS.)     DSCR (5)           IO PERIOD      RATIO (6)      MATURITY OR ARD (6)
---------------------------------------------------------------------------------------------------------------------------------

    1                 360                      34             1.54                1.25          75.3%               73.4%
    7                 360                      24             1.92                1.54          72.5%               63.3%
    28                360                      60             1.62                1.27          71.3%               65.8%
    33                 0                       119            1.56                NAP           75.9%               75.9%
    35                360                                     1.20                NAP           53.7%               49.8%
---------------------------------------------------------------------------------------------------------------------------------
    38                360                       3             1.64                1.36          79.5%               67.7%
    40                359                                     1.19                NAP           66.5%               55.0%
    45                360                      57             1.68                1.39          80.0%               67.1%
    49                358                                     1.45                NAP           68.6%               57.9%
    50                360                      22             1.52                1.24          65.9%               57.6%
---------------------------------------------------------------------------------------------------------------------------------
    55                360                      60             1.59                1.24          79.7%               73.6%
    60                360                      57             1.40                1.15          80.0%               67.1%
    62                360                      58             1.55                1.22          79.8%               73.7%
    68                360                      58             1.58                1.30          80.0%               67.1%
    70                359                                     1.38                NAP           65.8%               55.1%
---------------------------------------------------------------------------------------------------------------------------------
    77                360                      24             1.50                1.22          76.6%               67.1%
    81                297                                     1.31                NAP           65.3%               49.4%
    83                358                                     1.21                NAP           76.4%               63.1%
   83-a
   83-b
---------------------------------------------------------------------------------------------------------------------------------
   83-c
   83-d
   83-e
   83-f
   83-g
---------------------------------------------------------------------------------------------------------------------------------
   83-h
   83-i
   83-j
    86                360                      57             1.43                1.18          79.9%               67.1%
    88                352                                     1.31                NAP           73.8%               68.9%
---------------------------------------------------------------------------------------------------------------------------------
    90                360                      18             1.75                1.40          72.2%               62.9%
    98                359                                     1.21                NAP           75.5%               62.5%
   103                360                      57             1.34                1.11          80.0%               67.1%
   127                276                                     2.07                NAP           42.5%               29.9%
   131                360                      22             1.84                1.46          79.5%               73.5%
---------------------------------------------------------------------------------------------------------------------------------
   146                360                                     1.19                NAP           77.3%               65.1%
   149                357                                     1.20                NAP           65.5%               55.4%
   152                360                      34             1.53                1.22          80.0%               71.2%
   155                294                                     1.25                NAP           73.8%               56.7%
   160                296                                     1.43                NAP           79.7%               60.8%
---------------------------------------------------------------------------------------------------------------------------------
   163                299                                     1.31                NAP           79.3%               60.3%
   165                360                      10             1.91                1.55          71.6%               61.3%
   177                288                                     1.62                NAP           55.3%               43.5%
   183                358                                     1.33                NAP           76.3%               64.2%
   184                359                                     1.34                NAP           79.1%               66.1%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   187                300                                     1.45                NAP           76.5%               58.2%
=================================================================================================================================




                                           THIRD MOST RECENT       THIRD MOST RECENT   THIRD MOST RECENT    SECOND MOST RECENT
                    UNDERWRITTEN                  FINANCIALS           FINANCIALS         FINANCIALS                FINANCIALS
    ID                    NOI ($)                     NOI ($)           END DATE            PERIOD                      NOI ($)
-------------------------------------------------------------------------------------------------------------------------------

    1                 11,925,150                   5,741,129           12/31/2003             12                     6,236,005
    7                  4,860,142
    28                 1,759,882                   1,639,229           12/31/2003             12                     1,759,112
    33                 1,706,720                   1,526,675           12/31/2003             12                     1,516,552
    35                 1,673,061                                                                                     1,060,854
-------------------------------------------------------------------------------------------------------------------------------
    38                 1,700,178
    40                 1,310,500                                                                                     1,118,068
    45                 1,544,407                                                                                     1,480,793
    49                 1,485,385
    50                 1,211,232
-------------------------------------------------------------------------------------------------------------------------------
    55                 1,028,927                   1,131,190           12/31/2003             12                     1,061,985
    60                   925,849                     815,130           12/31/2003             12                       708,911
    62                   880,411                     919,617           12/31/2003             12                       902,033
    68                   945,591                     799,780           12/31/2003             12                       750,622
    70                   924,273
-------------------------------------------------------------------------------------------------------------------------------
    77                   753,160                     620,735           12/31/2003             12                       746,128
    81                   760,664                     714,584           12/31/2002             12                       751,428
    83                   616,172                     580,079           12/31/2003             12                       600,491
   83-a
   83-b
-------------------------------------------------------------------------------------------------------------------------------
   83-c
   83-d
   83-e
   83-f
   83-g
-------------------------------------------------------------------------------------------------------------------------------
   83-h
   83-i
   83-j
    86                   614,002                     488,917           12/31/2003             12                       547,304
    88                   640,112                     548,977           06/30/2005        Ann. 9 months                 611,399
-------------------------------------------------------------------------------------------------------------------------------
    90                   660,657
    98                   504,372                     443,757           12/31/2003             12                       476,308
   103                   465,804                                                                                       507,430
   127                   699,559                     624,218           12/31/2002             12                       722,953
   131                   455,065                     417,040           12/31/2004         Annualized                   440,764
-------------------------------------------------------------------------------------------------------------------------------
   146                   333,464                     352,605           12/31/2003             12                       383,314
   149                   350,955                     312,909           12/31/2001             12                       312,309
   152                   280,187                     210,167           12/31/2003             12                       274,119
   155                   303,260
   160                   319,526
-------------------------------------------------------------------------------------------------------------------------------
   163                   306,093                     293,335           12/31/2002             12                       315,027
   165                   321,306                     366,420           12/31/2002             12                       341,005
   177                   284,877
   183                   208,165                     124,199           12/31/2002             12                       201,621
   184                   187,836                       8,494           12/31/2003             12                       109,622
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   187                   163,687
===============================================================================================================================




                   SECOND MOST RECENT               SECOND MOST RECENT        MOST RECENT     MOST RECENT          MOST RECENT
                       FINANCIALS                       FINANCIALS             FINANCIALS      FINANCIALS           FINANCIALS
    ID                  END DATE                          PERIOD                   NOI ($)      END DATE              PERIOD
------------------------------------------------------------------------------------------------------------------------------------

    1                  12/31/2004                           12                 11,577,779      07/31/2005          Ann. 7 mos.
    7
    28                 12/31/2004                           12                  1,865,347      05/31/2005              T-12
    33                 12/31/2004                           12                  1,650,785      05/31/2005              T-12
    35                 06/30/2005                          T-12                 1,879,884      06/30/2005              T-3
------------------------------------------------------------------------------------------------------------------------------------
    38
    40                 12/31/2004                           12                  1,266,101      05/31/2005              T-12
    45                 12/31/2003                           12                  1,538,747      12/31/2004               12
    49
    50
------------------------------------------------------------------------------------------------------------------------------------
    55                 12/31/2004                           12                  1,069,524      05/31/2005              T-12
    60                 12/31/2004                           12                    829,879      06/30/2005          Ann. 6 mos.
    62                 12/31/2004                           12                  1,184,346      05/31/2005              T-12
    68                 12/31/2004                           12                    954,767      06/30/2005          Ann. 6 mos.
    70
------------------------------------------------------------------------------------------------------------------------------------
    77                 12/31/2004                           12                    779,212      06/30/2005              T-12
    81                 12/31/2003                           12                    775,670      12/31/2004               12
    83                 12/31/2004                           12                    629,510      04/30/2005              T-12
   83-a
   83-b
------------------------------------------------------------------------------------------------------------------------------------
   83-c
   83-d
   83-e
   83-f
   83-g
------------------------------------------------------------------------------------------------------------------------------------
   83-h
   83-i
   83-j
    86                 12/31/2004                           12                    613,589      06/30/2005          Ann. 6 mos.
    88                 06/30/2005                     Ann. 6 months               659,429      06/30/2005         Ann. 3 Months
------------------------------------------------------------------------------------------------------------------------------------
    90
    98                 12/31/2004                           12                    516,290      05/31/2005              T-12
   103                 12/31/2003                           12                    431,085      12/31/2004               12
   127                 12/31/2003                           12                    654,460      12/31/2004               12
   131                 02/28/2005                          T-12                   495,450      02/28/2005              T-6
------------------------------------------------------------------------------------------------------------------------------------
   146                 12/31/2004                           12                    363,314      05/31/2005              T-12
   149                 12/31/2002                           12                    347,559      04/30/2005              T-12
   152                 12/31/2004                           12                    282,398      05/31/2005               5
   155
   160
------------------------------------------------------------------------------------------------------------------------------------
   163                 12/31/2003                           12                    282,712      12/31/2004               12
   165                 12/31/2003                           12                    289,535      12/31/2004               12
   177
   183                 12/31/2003                           12
   184                 12/31/2004                           12                    184,344      06/29/2005              T-12
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   187
====================================================================================================================================




                                                                  STUDIOS                             1 BEDROOM
           UTILITIES                                               NO. OF              AVG RENT         NO. OF         AVG RENT
    ID     PAID BY TENANT                                        UNITS/ROOMS          PER MO. ($)     UNITS/ROOMS     PER MO. ($)
------------------------------------------------------------------------------------------------------------------------------------

    1      Electric                                                  14                   910            526             1,240
    7      Electric                                                  3                   4,067           127             4,884
    28     Gas, Sewer, Trash, Electric, Cable
    33     Electric                                                  5                    866             85             1,034
    35     Electric, Gas, Trash                                                                           34              900
------------------------------------------------------------------------------------------------------------------------------------
    38     Electric                                                                                       38              685
    40     Electric                                                                                      109              950
    45     Electric, Gas                                                                                 168              745
    49     Electric, Gas, Water, Sewer                                                                    52              845
    50     Electric, Gas, Water, Sewer                                                                    75              762
------------------------------------------------------------------------------------------------------------------------------------
    55     Electric, Cable
    60     None                                                      14                   710             58              855
    62     Electric, Gas, Water, Sewer, Trash, Cable
    68     Electric, Gas                                                                                 120              608
    70     Electric, Water                                           25                   933             23             1,426
------------------------------------------------------------------------------------------------------------------------------------
    77     Electric                                                                                       40              645
    81     Gas, Heat, Electricity, Air Conditioning
    83     Various                                                   28                   658             46              960
   83-a    Electric                                                  2                    650             4              1,000
   83-b    Electric                                                  6                    675             9              1,000
------------------------------------------------------------------------------------------------------------------------------------
   83-c    Electric, Gas                                             3                    600             5               950
   83-d    Electric, Gas                                                                                  6              1,225
   83-e    Electric                                                  5                    750             2               950
   83-f    Electric                                                                                       6               875
   83-g    Electric, Gas                                             1                    650             6               975
------------------------------------------------------------------------------------------------------------------------------------
   83-h    Electric, Gas                                             1                    510             4               725
   83-i    Electric                                                  7                    650             1               975
   83-j    Electric, Gas                                             3                    600             3               725
    86     Electric, Gas                                                                                  84              925
    88     Electric, Gas, Cable                                      13                   853             44             1,136
------------------------------------------------------------------------------------------------------------------------------------
    90     Electric, Water                                                                                44              791
    98     Electric, Water, Sewer                                                                         60              632
   103     Electric                                                                                       88              872
   127     Electric                                                                                       56              890
   131     Gas, Sewer, Cable, Internet                                                                    12              629
------------------------------------------------------------------------------------------------------------------------------------
   146     Electric, Gas
   149     Electricity, Gas, Cable, Phone
   152     Electric, Gas, Water, Sewer
   155     Electric, Water                                                                                12              663
   160     Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
   163     Electric, Cable                                                                                80              425
   165     Electric, Gas, Water                                      23                   340             85              425
   177     Electric, Water                                                                                4               995
   183     Electric                                                                                       70              356
   184     Electric, Gas, Water, Sewer                                                                    8               550
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   187     Electric, Gas
====================================================================================================================================




                  2 BEDROOM                                   3 BEDROOM                           4 BEDROOM
                   NO. OF               AVG RENT                NO. OF               AVG RENT       NO. OF               AVG RENT
    ID           UNITS/ROOMS           PER MO. ($)            UNITS/ROOMS           PER MO. ($)   UNITS/ROOMS           PER MO. ($)
------------------------------------------------------------------------------------------------------------------------------------

    1                504                  1,773                   42                   2,113
    7                37                   6,791
    28
    33               105                  1,259                   9                    1,254
    35               118                  1,229                   62                   1,480
------------------------------------------------------------------------------------------------------------------------------------
    38               19                   1,170                  105                   1,416          22                   1,727
    40               51                   1,326                   8                    1,600
    45               72                    992
    49               120                  1,029                   16                   1,275
    50               117                   932                    44                   1,175
------------------------------------------------------------------------------------------------------------------------------------
    55
    60               96                   1,005                   20                   1,450
    62
    68               92                    718
    70               10                   2,068
------------------------------------------------------------------------------------------------------------------------------------
    77               137                   753
    81               72                   1,450
    83               12                   1,271                   1                    1,750
   83-a               6                   1,350                   1                    1,750
   83-b               1                   1,250
------------------------------------------------------------------------------------------------------------------------------------
   83-c               3                   1,150
   83-d
   83-e               1                   1,300
   83-f
   83-g
------------------------------------------------------------------------------------------------------------------------------------
   83-h               1                   1,150
   83-i
   83-j
    86               20                   1,075
    88                4                   1,888
------------------------------------------------------------------------------------------------------------------------------------
    90               20                   1,162                                                       1                    3,500
    98               60                    748
   103
   127               68                   1,067
   131               108                   760
------------------------------------------------------------------------------------------------------------------------------------
   146               80                    650
   149               57                    600                    27                    675
   152               60                    682
   155               36                    755                    10                    925
   160               24                    802                    24                    912
------------------------------------------------------------------------------------------------------------------------------------
   163               64                    518
   165               17                    583
   177               28                   1,428
   183               33                    461
   184               36                    620                    8                     775
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   187               12                    802                    12                    912
====================================================================================================================================




                  5 BEDROOM                                    6 BEDROOM                                    7 BEDROOM
                    NO. OF               AVG RENT               NO. OF               AVG RENT                NO. OF
    ID            UNITS/ROOMS           PER MO. ($)           UNITS/ROOMS           PER MO. ($)            UNITS/ROOMS
------------------------------------------------------------------------------------------------------------------------------

    1
    7
    28
    33
    35
------------------------------------------------------------------------------------------------------------------------------
    38
    40
    45
    49
    50
------------------------------------------------------------------------------------------------------------------------------
    55
    60
    62
    68
    70
------------------------------------------------------------------------------------------------------------------------------
    77
    81
    83
   83-a
   83-b
------------------------------------------------------------------------------------------------------------------------------
   83-c
   83-d
   83-e
   83-f
   83-g
------------------------------------------------------------------------------------------------------------------------------
   83-h
   83-i
   83-j
    86
    88
------------------------------------------------------------------------------------------------------------------------------
    90
    98
   103
   127
   131
------------------------------------------------------------------------------------------------------------------------------
   146
   149
   152
   155
   160
------------------------------------------------------------------------------------------------------------------------------
   163
   165
   177
   183
   184
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   187
==============================================================================================================================




                                       OTHER UNITS
                 AVG RENT                  NO. OF                   AVG RENT              NO. OF
    ID          PER MO. ($)              UNITS/ROOMS               PER MO. ($)           ELEVATORS
-------------------------------------------------------------------------------------------------------

    1                                                                                       13
    7                                                                                        5
    28                                       310                       875
    33                                        2                       2,125                  4
    35
-------------------------------------------------------------------------------------------------------
    38
    40
    45
    49
    50
-------------------------------------------------------------------------------------------------------
    55                                       459                       353
    60                                                                                       4
    62                                       545                       250
    68
    70                                                                                       2
-------------------------------------------------------------------------------------------------------
    77
    81
    83                                        4                       1,675
   83-a
   83-b                                       1                       1,850
-------------------------------------------------------------------------------------------------------
   83-c                                       2                       1,600
   83-d
   83-e
   83-f                                       1                       1,650
   83-g
-------------------------------------------------------------------------------------------------------
   83-h
   83-i
   83-j
    86
    88                                                                                       2
-------------------------------------------------------------------------------------------------------
    90                                                                                       2
    98
   103
   127
   131
-------------------------------------------------------------------------------------------------------
   146
   149
   152
   155
   160
-------------------------------------------------------------------------------------------------------
   163
   165
   177
   183
   184
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
   187
=======================================================================================================


BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2005-PWR9

FOOTNOTES TO APPENDIX B AND APPENDIX C
--------------------------------------

    1 Standard & Poor's and Moody's Investors Service have confirmed that Loan
      ID#42 (Lakeside II) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-"
      / "Baa3". Standard & Poor's and Moody's Investors Service have confirmed that Loan ID#53 (200 Glen Cove Road) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA" / "Baa1". Standard & Poor's has confirmed that Loan ID#76 (300
      Stillwater Avenue) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA".
      Standard & Poor's has confirmed that Loan ID#87 (Advanced Accessory
      Systems) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AA". Standard
      & Poor's has confirmed that Loan ID#94 (Somerset Village) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA". Standard & Poor's has confirmed that Loan ID#115 (Container Store) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA". Standard & Poor's has confirmed that Loan ID#127 (Maybrook
      Plaza Apartments) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA".

    2 BSCMI - Bear Stearns Commercial Mortgage, Inc.; PMCF - Prudential Mortgage
      Capital Funding, LLC; WFB - Wells Fargo Bank, National Association; PCF -
      Principal Commercial Funding, LLC; NLIC - Nationwide Life Insurance
      Company.

    3 For Loan ID#8 (Marketplace at Seminole), the $44,000,000 mortgage loan represents an A-Note portion ("A-Note") of a $48,000,000 first mortgage split into an A-Note and a B-Note. The $4,000,000 B-Note portion
      ("B-Note") is not included in the trust. All LTV, DSCR and Cut-off Date
      Balance per Net Rentable Area SF/Unit numbers presented are based on the
      $44,000,000 A-Note financing.

      For Loan ID#10 (East Gate Square (Phase I)), the $40,750,000 mortgage loan represents an A-Note portion ("A-Note") of a $42,000,000 first mortgage split into an A-Note and a B-Note. The $1,250,000 B-Note portion
      ("B-Note") is not included in the trust. All LTV, DSCR and Cut-off Date
      Balance per Net Rentable Area SF/Unit numbers presented are based on the
      $40,750,000 A-Note financing.

      For Loan ID#36 (Stuart Centre), the $19,000,000 mortgage loan represents an A-Note portion ("A-Note") of a $19,500,000 first mortgage split into an
      A-Note and a B-Note. The $500,000 B-Note portion ("B-Note") is not included in the trust. All LTV, DSCR and Cut-off Date Balance per Net
      Rentable Area SF/Unit numbers presented are based on the $19,000,000
      A-Note financing.

      For Loan ID#54 (South Kendall Square), the $12,900,000 mortgage loan represents an A-Note portion ("A-Note") of a $13,400,000 first mortgage split into an A-Note and a B-Note. The $500,000 B-Note portion ("B-Note")
      is not included in the trust. All LTV, DSCR and Cut-off Date Balance per
      Net Rentable Area SF/Unit numbers presented are based on the $12,900,000
      A-Note financing.

      For Loan ID#64 (Poinciana Place), the $10,700,000 mortgage loan represents an A-Note portion ("A-Note") of a $11,200,000 first mortgage split into an
      A-Note and a B-Note. The $500,000 B-Note portion ("B-Note") is not included in the trust. All LTV, DSCR and Cut-off Date Balance per Net
      Rentable Area SF/Unit numbers presented are based on the $10,700,000
      A-Note financing.

      For Loan ID#123 (370 Reed Road), the $4,650,000 mortgage loan represents an A-Note portion ("A-Note") of a $4,940,000 first mortgage split into an
      A-Note and a B-Note. The $290,000 B-Note portion ("B-Note") is not included in the trust. All LTV, DSCR and Cut-off Date Balance per Net
      Rentable Area SF/Unit numbers presented are based on the $4,650,000 A-Note financing.

      For Loan ID#126 (Courtyard by Marriott), the $4,550,000 mortgage loan represents an A-Note portion ("A-Note") of a $4,850,000 first mortgage split into an A-Note and a B-Note. The $300,000 B-Note portion ("B-Note")
      is not included in the trust. All LTV, DSCR and Cut-off Date Balance per
      Net Rentable Area SF/Unit numbers presented are based on the $4,550,000
      A-Note financing.

      For Loan ID#127 (Maybrook Plaza Apartments), the $4,500,000 mortgage loan represents an A-Note portion ("A-Note") of a $5,000,000 first mortgage split into an A-Note and a B-Note. The $500,000 B-Note portion ("B-Note")
      is not included in the trust. All LTV, DSCR and Cut-off Date Balance per
      Net Rentable Area SF/Unit numbers presented are based on the $4,500,000
      A-Note financing.

      For Loan IDs#16-21 (Holiday Inn - Norman, Holiday Inn - McAlester, Holiday
      Inn Express - Durant, Hampton Inn - Sherman, Comfort Suites and Best
      Western - Atoka). All LTV, DSCR and Cut-off Date Balance per Net Rentable
      Area SF/Unit numbers presented are based on the combined entire first mortgage loan, appraised value, underwritten net cashflow and net rentable area.

      Loan IDs#30-32 (Purple Creek Plaza - Jackson Retail Portfolio, North
      Regency Square - Jackson Retail Portfolio and Centre Park - Jackson Retail
      Portfolio), the pooled mortgage loans are cross-collateralized and cross-defaulted with each other. All LTV, DSCR and Cut-off Date Balance per Net Rentable Area SF/Unit numbers presented are based on the combined entire first mortgage loan, appraised value, underwritten net cashflow and net rentable area.

    4 For Loan ID#57 (Gloucester Town Center), is a 5-year Interest Only loan structure with a 4.75% rate and a payment of $47,401.04 in the first two years. Beginning August 1, 2007, the interest rate increases to 5.42% with a payment of $54,087.08.

      For Loan ID#63 (New Forest Crossing Shopping Center), is a 5-year Interest
      Only loan structure with a 4.75% rate and a payment of $42,738.13 in the first two years. Beginning September 1, 2007, the interest rate increases to 5.42% with a payment of $48,766.45.

      For Loan ID#157 (220 Golf View Drive), loan requires principal and interest payments based on 30-year amortization from August 1, 2005 through July 1, 2014. Beginning August 1, 2014 until the loan is paid in full at the maturity date of July 1, 2015, the loan payments will be interest only.

    5 Annual Debt Service Payments, Monthly Debt Service Payments, and DSCR for
      loans are defined in the Prospectus Supplement. These numbers reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

    6 For Loan ID#38 (Peninsular Place Apartments), the Appraised Value and LTV
      are based on the "Stabilized" value of $22,000,000 as of September 1,
      2005. The "Stabilized" value assumes the completion of construction and occupancy of the 184 Unit (479-bed) space. The occupancy as of August 21,
      2005 was 96%. The "As-Is" value is $12,950,000 as of April 13, 2005.

      For Loan ID#42 (Lakeside II), the Appraised value and LTV are based on the
      "Stabilized" value of $34,200,000 as of October 1, 2005. The "Stabilized"
      value assumes the occupancy has stabilized and rental abatements have expired. The occupancy as of July 12, 2005 was 100.0%. The "As-Is" Value is $32,700,000 as of May 12, 2005.

      For Loan ID#49 (Sterling Oaks Apartments), the Appraised Value and LTV are
      based on the "Stabilized" value of $20,660,000 as of June 15, 2005. The
      "Stabilized" value assumes the completion of construction and occupancy of the 188 Unit space. The 188 Unit space has been completed and the occupancy as of July 7, 2005 was 99%. The "As-Is" value is $19,520,000 as of November 2, 2004.

      For Loan ID#69 (Embassy Theater/Retail/Silverado), the Appraised Value and
      LTV for the Embassy Oaks Retail Center property are based on the
      "Stabilized" value of $3,300,000 as of June 15, 2005. The "Stabilized"
      value assumes the completion of construction and occupancy of the Embassy
      Oaks Retail Center space. The Embassy Oaks Retail Center space has been completed and they are open for business. The "As-Is" value is $3,000,000 as of April 5, 2005.

      For Loan ID#69 (Embassy Theater/Retail/Silverado), the Appraised Value and
      LTV for the Silverado Station Phase III property are based on the
      "Stabilized" value of $2,480,000 as of May 1, 2005. The "Stabilized" value assumes the completion of construction and occupancy of the Silverado
      Station Phase III space. The Silverado Station Phase III space has been completed and they are open for business. The "As-Is" value is $2,100,000 as of April 5, 2005.

      For Loan ID#72 (Village at Seco Canyon), the Appraised value and LTV are based on the "Stabilized" value of $15,500,000 as of August 1, 2005. The
      "Stabilized" value assumes completion of construction and stabilized occupancy. The "As-Is" Value is $15,150,000 as of May 25, 2005.

      For Loan ID#89 (Village at South County Commons), the Appraised Value and
      LTV are based on the "Stabilized" value of $9,425,000 as of November 29,
      2004. The "Stabilized" value assumes the lease up of the property and commencement of Liming Xie tenant lease. Based on the borrower provided rent roll from the June 30, 2005, the occupancy was 91.3% and the Liming
      Xie lease had commenced. The "As-Is" value is $9,255,000 as of November
      29, 2004.

      For Loan ID#93 (Parkridge Medical Building), the Appraised Value and LTV
      are based on the "Stabilized" value of $9,900,000 as of February 1, 2005.
      The "Stabilized" value assumes completion of construction and occupancy has stabilized. The occupancy as of January 18, 2005 was 86.2%. The
      "As-Is" value was $7,700,000 as of September 25, 2004.

      For Loan ID#132 (Bedrosian Tucson), the Appraised Value and LTV are based on the "As Completed As Proposed" value of $5,800,000 as of March 16,
      2005. The "As Completed As Proposed" value assumes the completion of construction and occupancy of the Bedrosian Tucson space. The Bedrosian
      Tucson space has been completed and they are open for business. The
      "As-Is" value is $4,000,000 as of March 16, 2005.

      For Loan ID#154 (551 South Depot Drive), the Appraised Value and LTV are
      based on the "Stabilized" value of $4,020,000 as of September 1, 2005. The
      "Stabilized" value assumes the occupancy has stabilized. The occupancy as of February 1, 2005 was 100%. The "As-Is" value was $3,430,000 as of
      January 31, 2005.

      For Loan ID#185 (Tumwater Center), the Appraised Value and LTV are based on the "Stabilized" value of $3,220,000 as of October 21, 2004. The
      "Stabilized" value assumes 100% occupancy. The occupancy as of December 3,
      2004 was 100%. The "As-Is" value was $3,050,000 as of October 21, 2004.

      With respect to Loan ID#22 (Storage Bin Portfolio), the Storage Bin
      Portfolio Cut-off Date LTV Ratio was calculated by applying the $5,000,000 letter of credit to the loan amount. For calculation purposes, the cut-off loan amount used was $22,696,432.

      With respect to Loan ID#22 (Storage Bin Portfolio), the Storage Bin
      Portfolio LTV Ratio at ARD was calculated by applying the $5,000,000 letter of credit to the balloon amount. For calculation purposes, the maturity balance used was $18,168,094.

    7 Loan ID#4 (Riverside on the James) is evidenced by two cross-
      collateralized and cross-defaulted notes, referred to respectively as the
      "Riverside on the James Office Note" (with an original principal balance of $53,000,000) and the "Riverside on the James Retail Note" (with an original principal balance of $2,250,000). The Riverside on the James
      Office Note has a defeasance period beginning on the earlier of August 30,
      2009 or 25 months after the date of securitization, and ending on July 4,
      2010. The Riverside on the James Retail Note has a yield maintenance period whereby the borrower may prepay the note with a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid. The yield maintenance period begins on September 6, 2006 and ends on July 4, 2010.

      For Loan ID#129 (3109-3133 Olympic Boulevard), the borrower shall not have the right to prepay the loan prior to 3 months prior to the maturity date except in the event of a casualty and the borrower is unable to rebuild as a result of it being a non-conforming legal use. In this event the borrower is required to prepay the entire principal balance to a level in which the DSCR is 1.6x or greater.

      For Loan ID#183 (Moore Manor Apartments), the borrower shall not have the right to prepay the loan prior to 3 months prior to the maturity date except in the event of a casualty and the borrower is unable to rebuild as a result of it being a non-conforming legal use.

      For Loan ID#199 (3560 Atlanta Industrial Drive), the borrower shall not have the right to prepay the loan prior to 3 months prior to the maturity date except in the event of a casualty and the borrower is unable to rebuild to its current size as a result of it being a non-conforming legal use. In this event the borrower is required to prepay the loan to a level in which the DSCR is 1.23x or greater.

    8 Certain of the mortgage loans that are secured by retail properties include in-line and/or anchor tenant ground lease parcels in the calculation of the total square footage of the property.

    9 For Loan ID#36 (Stuart Centre), the pooled mortgage loan is structured with a performance holdback of $1,550,000, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan with yield maintenance by July 1, 2006, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

      For Loan ID#130 (Teakwood Center), the pooled mortgage loan is structured with a performance holdback of $30,275, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan with yield maintenance by July 1, 2006, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

      For Loan ID#164 (Legacy Industrial Campus Building), the pooled mortgage loan is structured with a performance holdback of $500,000 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied to the balance of the mortgage loan with yield maintenance premium 30 days prior to the expiration of the letter of credit if the letter of credit is not renewed and the releasing requirements have not been met in accordance with the respective reserve agreement.

      For Loan ID#200 (3120 West 63rd Street), the pooled mortgage loan is structured with a performance holdback of $52,233, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan with yield maintenance by
      September 23, 2005, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.